Filed pursuant to rule 497(h); Securities Act No. 333-86680



PROSPECTUS
                                  225 SHARES
                                PREFERRED INCOME
                                FUND INCORPORATED
                    MONEY MARKET CUMULATIVE PREFERREDTM STOCK
                    Liquidation Preference $100,000 Per Share
                             -----------------------

     Preferred Income Fund Incorporated (the "Fund")is offering 225 shares of Money Market Cumulative Preferred Stock ("MMP(R)"), which will increase the number of shares of its MMP outstanding to 800. The Fund is a closed-end, diversified management investment company established in 1990. The Fund's investment objective is high current income for holders of its Common Stock consistent with preservation of capital. In seeking to achieve its investment objective, the Fund intends to generate sufficient income to pay dividends and other amounts due on its outstanding shares of MMP. The Fund's investment adviser pursues strategies that it expects generally to result in the Fund's income increasing in response to significant increases in interest rates while being relatively resistant to the impact of significant declines in interest rates. In seeking its objective, the Fund normally will invest at least 80% of its total net assets, as further explained in this Prospectus, in a diversified portfolio of preferred securities. However, the Fund cannot borrow money unless the Fund is advised by Moody's Investors Services, Inc. ("Moody's") that this would not adversely affect the then-current rating of the shares of MMP. The Fund does not currently intend to borrow for investment purposes. Preferred securities include both (a) traditional preferred and preference stocks eligible for the intercorporate Dividends Received Deduction ("DRD", as defined herein) and (b) certain hybrid, i.e., fully taxable preferred securities. These preferred securities consist principally of fixed rate, adjustable rate, and inverse floating rate securities, as described on pages 30 through 32, some or all of which are expected to be hedged.

     Preferred securities in which the Fund invests will, at the time of purchase, be rated investment grade (at least "Baa3" by Moody's or "BBB-" by Standard & Poor's Corporation ("S&P")) or will be preferred securities of issuers of investment grade senior debt, some of which may have speculative elements. In addition, the Fund may invest in unrated securities deemed by the Fund's investment adviser to be comparable in quality to rated issues in which the Fund is authorized to invest. The Fund may invest up to 25% of its assets in holdings of securities rated below investment grade. These securities must be rated at least either "Ba3" by Moody's or "BB-" by S&P, or judged to be comparable in quality, in either case at the time of purchase; however, these securities must be issued by an issuer having a class of senior debt rated investment grade outstanding. Lower-rated securities may be subject to greater risk than higher-rated securities. The Fund concentrates its investments in the utilities and banking industries and is subject to the risks of such concentration. An investment in the Fund involves certain risks and special considerations and may not be appropriate for all investors. See "Investment Objective and Policies -- Risk Factors and Special Considerations." There can be no assurance that the Fund will achieve its investment objective.

     INVESTING IN SHARES OF MMP INVOLVES CERTAIN RISKS. SEE THE "RISK FACTORS AND SPECIAL CONSIDERATIONS" SECTION BEGINNING ON PAGE 14 OF THIS PROSPECTUS.

     This Prospectus sets forth concisely information about the Fund that investors should know before investing, including information about certain risks. You should read this Prospectus before you invest and keep it for future reference.

     The Initial Rate Period for the shares of MMP offered hereby will be 2 days. The dividend rate on shares of MMP offered hereby for the Initial Rate Period will be 1.64% per annum. For each Subsequent Rate Period thereafter, the dividend rate on shares of MMP will be the Applicable Rate per annum in effect from time to time determined, except as described in this Prospectus, on the basis of Orders placed in an Auction conducted on the Business Day preceding the commencement of the Subsequent Rate Period, as explained in this Prospectus. The Applicable Rate that results from an Auction for any Rate Period will not be greater than a rate determined as described in this Prospectus. Dividends on shares of MMP offered hereby shall acccumulate at the Applicable Rate per annum from the Date of Original Issue, which is June 4, 2002, and, except as provided below, shall be payable on Thursday, June 6, 2002 and on each succeeding seventh Thursday theeafter, subject to certain exceptions.

                                                        (CONTINUED ON NEXT PAGE)
--------------------------- THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


==================================================================================================================
                                         Price to                                                Proceeds to
                                        Public (1)                 Sales Load (2)                 Fund (3)
------------------------------------------------------------------------------------------------------------------
Per Share..................              $100,000                   $1,250                       $98,750
------------------------------------------------------------------------------------------------------------------
Total......................            $22,500,000                $281,250                     $22,218,750
==================================================================================================================

                                                        (FOOTNOTES ON NEXT PAGE)
     The shares of MMP offered by this Prospectus are offered by the Underwriter subject to prior sale, withdrawal, cancellation or modification of the offer without notice and to certain further conditions. The Underwriter expects to deliver the shares of MMP to broker-dealers, in book-entry form through The Depository Trust Company, on or about June 4, 2002.
                           ---------------------------




                                 LEHMAN BROTHERS

               June 4, 2002

     (CONTINUED FROM PAGE 1)


     After the Initial Rate Period, the Fund, subject to certain conditions, may designate any Subsequent Rate Period as a Special Rate Period consisting of 91 Rate Period Days, 182 Rate Period Days, 1 year, 3 years or 5 years, subject to certain exceptions. Shares of MMP are redeemable by the Fund as described in this Prospectus.

     Flaherty & Crumrine Incorporated acts as investment adviser to the Fund. The Fund's address is 301 E. Colorado Boulevard, Suite 720 Pasadena, California 91101, and the Fund's telephone number is (626) 795-7300.


     If the Fund realizes any long-term or short-term capital gains or receives other income ineligible for the DRD, a portion of the dividends paid on shares of MMP will not qualify for the DRD. If, for any taxable year, there is any amount of distributions on shares of MMP retroactively designated by the Fund as ineligible for the DRD and notice thereof was not given to the Auction Agent prior to the Auctions relating to the Rate Periods with respect to which such distributions were paid, or the amount of such distributions exceeds the amount set forth in the notice, the Fund will be required to make an Additional Distribution to each holder or prior holder in an amount, based on certain assumptions, that would cause the net return to such holder or prior holder (after Federal income tax consequences) from the aggregate of both the Retroactive Taxable Allocation and the Additional Distribution to be equal to the net return that would have been realized by such holder or prior holder (after Federal income tax consequences) from the Retroactive Taxable Allocation if such amount had been eligible for the DRD and the Additional Distribution had not been paid.

     The issuance of the MMP results in the increased leveraging of the Fund, which involves certain risks. See "Investment Objective and Policies" and "Description of MMP."

     The Fund is not a money market mutual fund and, accordingly, investors in shares of MMP will not have the right to cause the Fund to redeem their shares. As described more fully in this Prospectus, the Auction Procedures are designed to establish a dividend rate on shares of MMP that will enable the shares to trade at $100,000 per share on the applicable Auction Date, but there can be no assurance that the Auction Procedures will establish such a rate.

     Prospective purchasers should carefully review the Auction Procedures described in this Prospectus, including its Appendices, and should note that (i) a Bid or a Sell Order constitutes a commitment to purchase or sell shares of MMP based upon the results of an Auction, (ii) Auctions will be conducted through telephone communications and (iii) settlement for purchases and sales will be on the next Business Day following an Auction.
     Shares of MMP are not listed on an exchange. Shares of MMP may be bought or sold only (i) pursuant to a Bid or a Sell Order placed with the Auction Agent or
(ii) to a Broker-Dealer. See "The Auction."


-----------
(FOOTNOTES FROM PAGE 1)
(1)  Plus accumulated dividends, if any, from the Date of Original Issue.
(2)  Represents   underwriting   discounts  and   commissions   payable  to  the
     Underwriter out of the proceeds of the offering.
(3)  Before deducting offering costs payable by the Fund, estimated at $210,000.

                              AVAILABLE INFORMATION

                  The Fund has filed with the Commission a registration statement under the Securities Act of 1933, as amended, with respect to the shares of MMP offered hereby. Further information concerning these securities and the Fund may be found in the registration statement, of which this Prospectus constitutes a part, on file with the Commission. The registration statement may be inspected without charge at the Commission's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission. The Fund's 1940 Act registration number is 811-06179.

                  The Fund is subject to the  informational  requirements of the
Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the Commission. Such reports, proxy and information statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and the Commission's regional offices, including an office at 233 Broadway, New York, New York 10279. Call 202-942-8090 for information about the public reference facilities. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549-0102 at prescribed rates. Such reports and other information concerning the Fund may also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005. The Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference into this Prospectus and reports, proxy and information statements and other information regarding registrants that file electronically with the Commission.

                  This Prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules.
Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

                               PROSPECTUS SUMMARY


               THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROSPECTUS. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. YOU SHOULD READ THIS ENTIRE PROSPECTUS CAREFULLY, INCLUDING THE RISK FACTORS, TO UNDERSTAND THE OFFERING OF THE SHARES OF MMP FULLY. THE FOLLOWING INFORMATION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED INFORMATION INCLUDED ELSEWHERE IN THIS PROSPECTUS, THE APPENDICES HERETO, AND THE FUND'S ARTICLES SUPPLEMENTARY CREATING AND FIXING THE RIGHTS OF THE SHARES OF MMP FILED WITH THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND ON APRIL 12, 1991, AS AMENDED PURSUANT TO ARTICLES OF AMENDMENT FILED WITH THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND ON JULY 25, 1994 (THE "INITIAL ARTICLES SUPPLEMENTARY") AND THE ARTICLES SUPPLEMENTARY FOR THE MMP SHARES OFFERED BY THIS PROSPECTUS (THE "SUBSEQUENT ARTICLES SUPPLEMENTARY"; TOGETHER WITH THE INITIAL ARTICLES SUPPLEMENTARY, THE "ARTICLES SUPPLEMENTARY"). CAPITALIZED TERMS NOT DEFINED IN THIS SUMMARY ARE DEFINED IN THE GLOSSARY OR, IN CERTAIN CASES, ELSEWHERE HEREIN. PURSUANT TO THE AUTHORITY GIVEN TO IT IN THE INITIAL ARTICLES SUPPLEMENTARY, THE BOARD OF DIRECTORS, WITH THE CONCURRENCE OF MOODY'S, HAS PREVIOUSLY ALTERED CERTAIN DEFINITIONS IN THE INITIAL ARTICLES SUPPLEMENTARY WHICH ALTERATIONS WERE NOT REQUIRED TO BE REFLECTED IN THE ARTICLES SUPPLEMENTARY ON FILE IN THE STATE OF MARYLAND AND WHICH DID NOT REQUIRE SHAREHOLDER APPROVAL.


THE FUND

                  The Fund is a closed-end, diversified management investment company. See "The Fund" and "Investment Objective and Policies." The Fund's shares of Common Stock, par value $.01 per share (the "Common Stock"), are traded on the New York Stock Exchange (the "NYSE") under the symbol "PFD." See "Description of Common Stock."

THE OFFERING


                   The Fund is offering an aggregate of 225 newly issued shares of MMP (the "New MMP") at a purchase price of $100,000 per share. Except for the Initial Rate Period, the Date of Original Issue and and the initial Dividend Payment Date, the terms of the shares of New MMP are the same as the terms of the Fund's currently outstanding MMP. The shares of New MMP offered by this Prospectus do not represent a separate series or class of MMP shares of the Fund, but are additional shares of the Fund's existing class of MMP shares. Except where the context suggests otherwise, references to MMP in this Prospectus are to the 225 shares of New MMP together with the existing 575 MMP shares outstanding.

                   225 shares of New MMP are being offered by Lehman Brothers Inc. ("Lehman"). It is a condition to their issuance that the shares of New MMP be issued with a rating of "Aa1" from Moody's. The Fund also anticipates that the shares of New MMP will receive a rating of "AA+" from Fitch, Inc. ("Fitch") upon their issuance. See "Investment Objective and Policies -- Rating Agency Guidelines, Eligible Asset Coverage and 1940 Act Asset Coverage."

                  Except as described herein, investors in shares of New MMP will not receive certificates representing ownership of those shares. Ownership of shares of New MMP will be maintained in book entry form by the Securities Depository or its nominee for the account of the investor's Agent Member. The investor's Agent Member, in turn, will maintain records of such investor's beneficial ownership of shares of New MMP. Accordingly, references herein to an investor's investment in or purchase, sale or ownership of shares of New MMP are to purchases, sales or ownership of those shares by beneficial owners.

INVESTMENT OBJECTIVE AND POLICIES

                  The Fund's investment objective is high current income for holders of its Common Stock consistent with preservation of capital. In seeking to achieve its investment objective, the Fund intends to generate sufficient income to pay dividends and other amounts due on its outstanding shares of MMP. The Fund's investment adviser pursues strategies that it expects generally to result in the Fund's income increasing in response to significant increases in interest rates while being relatively resistant to the impact of significant declines in interest rates. In seeking its objective, the Fund normally will invest at least 80% of its total net assets in a diversified portfolio of preferred securities. For purposes of the 80% requirement, total net assets are net assets plus the amounts of any borrowings for investment purposes. (However, the Fund cannot borrow money unless the Fund is advised by Moody's that this would not adversely affect the then-current rating of the shares of MMP. The Fund does not currently intend to borrow for investment purposes.) For purposes of this 80% policy, preferred securities include preferred/preference stock and "hybrid" or taxable preferred securities that meet certain criteria (as described below). The preferred securities in which the Fund invests consist principally of fixed rate, adjustable rate, and inverse floating rate securities, some or all of which are expected to be hedged. The Fund's investment adviser expects that a significant portion of the Fund's distributions will qualify for the intercorporate Dividends Received Deduction ("DRD") allowed corporations under Section 243 of the Internal Revenue Code of 1986, as amended (the "Code"), although distributions paid from the Fund's non-dividend income and distributions attributable to short-term and long-term capital gains will not so qualify. If, for any taxable year, there is any amount of distributions on shares of MMP retroactively designated by the Fund as ineligible for the DRD, the Fund will be required to make an Additional Distribution to each holder or prior holder of shares of MMP. See "Description of MMP -- Dividends -- Additional Distributions."

                  Under normal market conditions, the Fund's portfolio of preferred securities is expected to consist principally of fixed rate, adjustable rate, and inverse floating rate securities, some or all of which are expected to be hedged. Such securities may be traditional preferred or preference stocks eligible for the DRD or they may be hybrid, fully taxable securities. The Fund may engage in hedging and other transactions involving options on futures contracts, futures contracts, interest rate swaps, options on interest rate swaps ("swaptions"), and, possibly, options on securities and stock indices. There is no limit on the portion of the Fund's assets that can be hedged, subject to compliance with applicable laws and regulations, as well as restrictions imposed in connection with the rating of the Fund's MMP. The Fund may invest up to 5% of its assets in each of options on securities and options on stock indices, up to 10% of its assets in each of initial margin deposits on futures contracts and premiums paid for options thereon, and up to 5% of its assets for time premiums paid for swaptions. However, under current market conditions, it is expected that up to an aggregate of 15% of the Fund's assets could be invested in
                                      -3-
options on securities and stock indices, and initial margin deposits and option premiums paid in connection with futures transactions, and initial margin deposits and options premiums paid in connection with interest rate swaps and swaptions. The Fund may also invest up to 20% of its assets in debt securities and up to 15% of its assets in common stocks. At April 30, 2002, approximately 95.8% of the Fund's total net assets were invested in preferred securities in accordance with the Fund's investment objective and policies.


                  The Fund currently anticipates hedging some or all of the general interest rate exposure inherent in its holdings of preferred and debt securities. Under current market conditions, this hedging would be accomplished principally by one or more of the following strategies: (1) purchasing put options (called a "long position in a put option") on Treasury Bond and/or Treasury Note futures contracts, (2) entering into futures contracts to sell Treasury Bonds and/or Treasury Notes (called a "short position in a futures contract"), (3) entering into interest rate swap agreements as a "fixed rate payer", and/or (4) purchasing options to enter into interest rate swap agreements as a "fixed rate payer" (called a "pay fixed swaption"). The hedging positions that the Fund currently expects to hold normally appreciate in value when interest rates rise significantly, reflecting either the expected rise in yields of Treasury securities or interest rate swap yields, as applicable, and the associated decline in the prices of underlying Treasury securities or decreased net market value of an obligation to pay a fixed income stream in a higher interest rate environment.

                  Conversely, such hedging positions would normally depreciate in value when interest rates fall significantly. A short position in a Treasury Bond or Treasury Note futures contract should reflect directly changes in the price of that futures contract, i.e., benefiting from price declines and being adversely affected by price increases. Further, the value of a long position in a put option on a Treasury Bond or Treasury Note futures contract should rise and fall in inverse relationship to the market price of that futures contract, but the magnitude of the change in value would to a large extent depend upon whether and the extent to which the exercise price of the put option was below ("out-of-the-money") or above ("in-the-money") the price of the futures contract.

                  Similarly, a "pay-fixed" position in an interest rate swap should directly reflect changes in the level of interest rate swap yields. Also, the value of an option to pay fixed rate in an interest rate swap (the "pay-fixed swaption") will rise or fall in direct relationship to a pay-fixed interest rate swap value, but the magnitude of the value change would, to a large extent, depend on whether and the extent to which the exercise yield of the pay-fixed swaption was above ("out-of the-money") or below ("in-the-money") the existing level of interest rate swap yields.

                  In any event, the maximum loss that might be incurred on a long position in either a put option or a pay-fixed swaption would be limited to the premium paid for the purchase of such options and swaptions (plus transaction costs).

                  For a discussion of the Fund's use of in-the-money and out-of-the-money options, see "Investment Objective and Policies -- Portfolio Strategies."

                  The response of the Fund's income to changes in interest rates will be impacted by the effectiveness of its hedging strategies. In order for the Fund's income from its holdings of fixed rate and inverse floating rate securities to increase as interest rates rise, the Fund must achieve gains on its hedging positions. These gains could be used to acquire additional shares of preferred or debt securities, which in turn would generate additional income from investments. In order for the Fund's income to be relatively resistant to significant declines in interest rates, the Fund must have limited exposure to losses on hedge instruments, since this would require the sale of some of its holdings of preferred or debt securities in order to cover such hedging losses and related costs.

                  There are economic costs of hedging reflected in the pricing of futures, interest rate swaps, options, and swaptions contracts which can be significant, particularly when long-term interest rates are substantially above short-term interest rates, as is the case at present. The desirability of moderating these hedging costs will be a factor in the investment adviser's choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedging instruments. For a more detailed discussion of futures transactions, interest rate swaps, and related options and the risks associated with investing in them, see "Investment Objective and Policies -- Investment Techniques -- Futures Contracts and Options on Futures Contracts" and "-- Swaps and Swaptions."

                  The portions of the Fund's assets invested in various types of preferred, debt or equity securities may vary from time to time depending on market conditions. The portion of securities that the Fund will hedge, as well as the types of hedge positions utilized, may also vary significantly from time to time.

                  Preferred or debt securities that the Fund will acquire will be rated investment grade (at least "Baa3" by Moody's or "BBB-" by S&P) at the time of investment or will be preferred or debt securities of issuers of investment grade senior debt, which securities are rated, at the time of investment, at least either "Ba3" by Moody's or "BB-" by S&P. In addition, the Fund may invest in unrated issues that the Fund's investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest. The Fund will limit to 25% of its assets its holdings of securities rated below investment grade (which securities must be rated at least either "Ba3" by Moody's or "BB-" by S&P) at the time of purchase or judged to be comparable in quality at the time of purchase; however, any such securities must be issued by an issuer having a class of senior debt rated investment grade outstanding.


                   The Fund, under normal market conditions, invests 25% or more of its assets in securities of companies in the utilities industry and another 25% or more of its assets in securities of companies in the banking industry. The Fund's holdings of securities of companies in any industry other than the utilities industry or the banking industry is at all times less than 25% of the Fund's assets. Consistent with the limitations described above, the proportion of the Fund's assets invested in the utilities, banking and other industries may vary from time to time, depending on market conditions. At April 30, 2002, approximately 31.8% of the Fund's total net assets were invested in the utilities industry, approximately 32.6% were invested in the banking industry and approximately 31.9% were invested in preferred and debt securities of other issuers.

                  As stated above, under normal market conditions the Fund invests at least 80% of its total net assets in preferred securities. For purposes of this 80% policy, preferred securities include preferred/preference stock and "hybrid" or taxable preferred securities that meet certain criteria (as described below).

                  Preferred/preference stock is, with common stock, one of the two major types of equity securities. Generally, preferred/preference stock receives dividends prior to distributions on common stock and, if a company is liquidated, preferred/preference stockholders usually have priority of claim over common stockholders. Preferred/preference securities have certain characteristics of both debt and common equity securities. They are debt-like to the extent that their promised income is contractually fixed. They are common equity-like since they do not have rights to precipitate bankruptcy filings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.


                   "Hybrid" or taxable preferred securities are not eligible for the DRD and are not legally considered equity of an issuer. They are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrids typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral peiod is 5 years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without adverse consequence to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when cumulative payments on the hybrids have not been made), these hybrid securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid securities are also treated in a similar fashion to traditional preferred/preference stocks by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates, and diversification limits. As is also true of preferred/preference stock, hybrids have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.


                  Any hybrid securities that (1) allow the issuer to defer payments for a minimum period of eighteen months without triggering an event of default and (2) are junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that represents junior and fully subordinated liabilities of the guarantor, will be considered a preferred security for purposes of the Fund's policy of investing at least 80% of its total net assets in preferred securities under normal market conditions.

                  Certain traditional and hybrid preferred securities are convertible into the common stock of the associated issuer. To the extent that such preferred securities, because of their terms and market conditions, trade in close relationship to the underlying common stock of the issuer, they will be subject to the limit of 15% of total assets, under normal market conditions, that applies to common stocks. Otherwise, such convertible preferred securities will be treated by the Fund in the same manner as non-convertible preferred securities.

                  Preferred/preference stock does not usually have voting rights, except in certain instances. Hybrids do not usually have voting rights although they may have certain other legal claims in the event of extended payment defaults, that would be superior to those of preferred/preference stock of the same issuer.

                  See "Investment Objective and Policies" and Appendix A to this Prospectus.

INVESTMENT ADVISER


                   Flaherty & Crumrine Incorporated (the "Adviser"), a registered investment adviser, acts as the Fund's investment adviser. The Adviser has been active in the management of portfolios of preferred securities including related hedging activities, since 1983. The Adviser had aggregate assets under management, as of April 30, 2002 (including the net assets of the Fund), equal to approximately $806 million. The Fund pays the Adviser a monthly fee for its advisory services at the annual rate of .625 of 1.00% of the Fund's average monthly net assets up to $100 million and .50 of 1.00% of the Fund's average monthly net assets of $100 million or more, such net assets being calculated as described below under "Management of the Fund -- Investment Adviser."


ADMINISTRATOR

                  PFPC Inc., a member of The PNC Financial Services Group, Inc., serves as the Fund's administrator (the "Administrator"). As Administrator, PFPC Inc. calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. As compensation for PFPC Inc.'s services as Administrator, the Fund pays PFPC Inc. a monthly fee at an annual rate of .10 of 1.00% of the Fund's average monthly net assets. PFPC Inc. also serves as the Fund's Common Stock servicing agent (transfer agent), dividend-paying agent and registrar and, as compensation for PFPC Inc.'s services as such, the Fund pays PFPC Inc. a fee at an annual rate of .02 of 1.00% of the Fund's average monthly net assets plus certain out-of-pocket expenses.

DIVIDENDS AND DISTRIBUTIONS

                  Dividends on shares of New MMP will accumulate at the Applicable Rate per annum from the Date of Original Issue and will be payable, when, as and if declared by the Board of Directors of the Fund out of funds legally available therefor, on Thursday, June 6, 2002. Thereafter, dividends on shares of New MMP will accumulate at the Applicable Rate determined from an Auction, subject to certain exceptions, of the New MMP together with all existing MMP shares. Such dividends will be payable on each succeeding seventh Thursday, subject to certain exceptions. After the Initial Rate Period, the Fund, subject to certain conditions, may designate any Subsequent Rate Period as a Special Rate Period that consists of 91 Rate Period Days, 182 Rate Period Days, 1 year, 3 years or 5 years, subject to certain exceptions.

                  Dividends will be paid through the Securities Depository (The Depository Trust Company or any successor) on each Dividend Payment Date in accordance with its normal procedures, which now provide for it to distribute dividends in next-day funds to Agent Members, who in turn are expected to distribute such dividend payments to the persons for whom they are acting as agents. See "Description of MMP -- Dividends."


                   The dividend rate for shares of New MMP for the Initial Rate Period thereof will be 1.64% per annum. For each Subsequent Rate Period, the dividend rate on all shares of MMP will be the Applicable Rate that the Auction Agent (Bankers Trust Company or any successor) advises the Fund has resulted from an Auction, subject to certain exceptions. See "Description of MMP -- Dividends -- Determination of Dividend Rate."


                   As long as any shares of MMP are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution in respect of the Common Stock, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock, unless (i) immediately thereafter, the 1940 Act Asset Coverage, the Eligible Asset Coverage and the Dividend Coverage are met, (ii) full cumulative dividends due on all shares of MMP for all past Rate Periods and any Additional Distributions then due have been paid or declared and a sum sufficient for the payment of such dividends and Additional Distributions has been set apart for payment and (iii) the Fund has redeemed the full number of shares of MMP required to be redeemed pursuant to any provision of the Articles of Incorporation, as amended, of the Fund (the "Articles"), including the Articles Supplementary on file with the State Department of Assessments and Taxation of the State of Maryland, requiring such mandatory redemption.

TAX MATTERS

                  Dividends will generally be taxable as ordinary income and will be eligible for the DRD to the extent that they are designated by the Fund as qualifying for such deduction. The Internal Revenue Service (the "IRS") requires the Fund to allocate particular types of income received by it for any taxable year, including income that qualifies for the DRD and that which does not, between shares of Common Stock outstanding and shares of MMP outstanding in proportion to the total amount of dividends paid to each such class of shares for such taxable year. See "Tax Matters." Investors should note that the Fund may generate capital gains and other income that does not qualify for the DRD. The Fund may consider a security's potential for relative appreciation and after-tax current yield as two factors, among others, in selecting portfolio investments, although it will not seek capital gains as a primary investment objective for the Fund's portfolio as a whole.

                  If, for any taxable year, (i) the Fund realizes any long-term or short-term capital gains or (ii) the net income of the Fund, excluding net realized capital gains, exceeds the dividends received by the Fund that qualify for the DRD, a portion of the dividends paid on the shares of MMP may not qualify for the DRD. If, for any taxable year, there is any amount of distributions on shares of MMP retroactively designated by the Fund as ineligible for the DRD and notice of the amount thereof was not given to the Auction Agent prior to the Auctions relating to the Rate Periods with respect to which such distributions were paid, or the amount of such distributions exceeds the amount set forth in the notice, the Fund will be required to make an Additional Distribution to each holder or prior holder of shares of MMP to which there has been made a Retroactive Taxable Allocation. The Fund may elect either to give such notice or to make an Additional Distribution, as is deemed appropriate taking relevant factors into account. Any such Additional Distribution shall be in an amount, based on certain assumptions, which, when taken together with the amount of the Retroactive Taxable Allocation made to such holder or prior holder, would cause the net return to such holder or prior holder (after Federal income tax consequences) from the aggregate of both the amount of such Retroactive Taxable Allocation and such Additional Distribution to be equal to the net return that would have been realized by such holder or prior holder (after Federal income tax consequences) from the Retroactive Taxable Allocation if such amount had been eligible for the DRD and the Additional Distribution had not been paid. However, if any designations made by the Fund of that portion of its distributions eligible for the DRD are not given effect for Federal income tax purposes, the Fund will not be required to make Additional Distributions on the shares of MMP to compensate for the resulting reduction in net after-tax return to the holders of MMP. Any Additional Distributions will be paid not later than 150 days after the end of the Fund's taxable year in which the associated Retroactive Taxable Allocation (or Allocations) was made. See "Tax Matters -- Taxation of Fund Dividends and Distributions to Holders of MMP -- Additional Distributions."

AUCTION PROCEDURES

                  On or prior to each Auction Date for shares of MMP (the Business Day prior to the beginning of each Rate Period after the Initial Rate Period), each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of MMP (a "Beneficial Owner") may submit Orders to that Broker-Dealer as follows:

                  o Hold Order -- indicating its desire to hold shares of MMP without regard to the Applicable Rate for the next Rate Period.

                  o Bid -- indicating its desire to sell shares of MMP if the Applicable Rate for the next Rate Period is less than the rate specified in such Bid.

                  o Sell Order -- indicating its desire to sell shares of MMP without regard to the Applicable Rate for the next Rate Period.

A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of MMP then held by such Beneficial Owner. A Beneficial Owner that submits a Bid to its Broker-Dealer having a rate higher than the Maximum Rate on the Auction Date will be treated as having submitted a Sell Order to its Broker-Dealer. A Beneficial Owner that fails to submit an Order to its Broker-Dealer will be deemed to have submitted a Hold Order to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit an Order to its Broker-Dealer for an Auction relating to a Rate Period of more than the Minimum Rate Period, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the shares of MMP subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional shares of MMP is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

                  A customer of a Broker-Dealer that is not a Beneficial Owner of shares of MMP but that wishes to purchase shares, or that is a Beneficial Owner that wishes to purchase additional shares (in each case, a "Potential Beneficial Owner"), may submit to its Broker-Dealer Bids in which it offers to purchase shares of MMP if the Applicable Rate for the next Rate Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate higher than the Maximum Rate will not be accepted.

                  The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any shares of MMP held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of shares of MMP held by it.

                  If Sufficient Clearing Bids exist (that is, the number of shares of MMP subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate is at least equal to the number of shares of MMP subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning all the shares of MMP available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Applicable Rate will be the Maximum Rate on the Auction Date. In such event, Beneficial Owners that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares of MMP subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders, the Applicable Rate will be equal to (x) the product of
(i) either (1) the "AA" Composite Commercial Paper Rate in effect on such Auction Date for the Rate Period for which the Auction is held, if such Rate Period is less than one year or (2) the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or longer, and (ii) one minus the maximum marginal regular Federal income tax rate generally applicable to corporations (which marginal rate is currently 35%), divided by (y) one minus the product of (1) one minus the DRD rate and (2) the maximum marginal regular Federal income tax rate generally applicable to corporations; provided, however, that if the Fund has notified the Auction Agent that any portion of the dividend to be paid on the shares of MMP is expected to be ineligible for the DRD in such Rate Period, or characterizes any portion of the dividend to be paid in such Rate Period on such shares as constituting a return of capital, the Applicable Rate in respect of that portion of the dividend on shares of MMP for such Rate Period that represents such ineligible amount will be the rate described in the preceding clause (x) (i) (1) or (x) (i) (2), as applicable.

                  The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of MMP that is fewer than the number of shares of MMP specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

                  Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

RATING AGENCY GUIDELINES, ELIGIBLE ASSET COVERAGE AND 1940 ACT ASSET COVERAGE

                  The Fund's investments will be subject to certain investment guidelines (the "Rating Agency Guidelines") established by Moody's. Provided that the Fund complies with the Rating Agency Guidelines, the shares of MMP will be rated "Aa1" by Moody's. The Rating Agency Guidelines require the Fund to meet, as of certain specified dates, the Eligible Asset Coverage. To meet the Eligible Asset Coverage, the Fund must maintain a certain amount of its assets in Eligible Assets with an aggregate value net of liabilities (determined using procedures specified by Moody's) sufficient to cover (i) the aggregate liquidation preference of the outstanding shares of MMP including accumulated dividends, (ii) the amount of the applicable redemption premium on shares of MMP, if any, (iii) the amount of dividends which (whether or not earned or declared) are accumulated on such shares up to the Eligible Asset Evaluation Date and unpaid and which are projected to accumulate on the shares of MMP from the Eligible Asset Evaluation Date until the 56th day thereafter and (iv) an amount equal to the amount of any assumed Additional Distributions that would be payable on the shares of MMP.


                   In order to pay dividends on the Common Stock, the 1940 Act requires the Fund to meet minimum asset coverage requirements (the "1940 Act Asset Coverage"). The 1940 Act Asset Coverage will be met if, as of any date of determination, the value of the Fund's total assets, less all liabilities and indebtedness not representing senior securities (as defined in the 1940 Act) of the Fund, is equal to at least 200% of the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate liquidation preference of the outstanding shares of MMP. In addition, the Rating Agency Guidelines contain a test patterned after the 1940 Act, which would require a partial redemption of shares of MMP in the event of an inability of the Fund to maintain its 1940 Act Asset Coverage in excess of 200% for more than typically, 30 days from an initial evaluation date. Assuming that the shares of New MMP were outstanding on April 30, 2002, the Fund estimates that, based upon the composition of its portfolio on that date, the 1940 Act Asset Coverage would have been approximately 275%.



                  Compliance with the Rating Agency Guidelines may impose restrictions on the securities in which the Fund may invest, and, in certain circumstances, meeting the Eligible Asset Coverage and 1940 Act Asset Coverage may require the Fund to redeem or purchase shares of MMP. See "Investment Objective and Policies -- Rating Agency Guidelines, Eligible Asset Coverage, Dividend Coverage and 1940 Act Asset Coverage" and "Description of MMP -- Asset Maintenance."


                   The Fund also anticipates that the shares of New MMP will receive a rating of "AA+" from Fitch upon their issuance. In connection with that rating, Fitch may impose guidelines and restrictions that vary from those described in this prospectus which relate only to Moody's. The Adviser anticipates that any guidelines imposed by Fitch would not vary in any material respect from those imposed by Moody's and would not materially adversely affect the Fund's investment operations or its ability to achieve its investment objective.


                  Ratings are not a recommendation to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

MANDATORY REDEMPTION

                  If the 1940 Act Asset Coverage or the Eligible Asset Coverage is not met as specified in the Articles Supplementary, shares of MMP will be subject to mandatory redemption on a date specified by the Fund, out of funds legally available therefor, at the redemption price of $100,000 per share plus an amount equal to all dividends on such shares (whether or not earned or declared) accumulated thereon up to but not including such mandatory redemption date and unpaid, and an Additional Distribution Right with respect to such accumulated and unpaid dividends. On such mandatory redemption date, the Fund shall redeem the number of shares of MMP equal to the minimum number of shares the redemption of which, if such redemption had occurred immediately prior to the opening of business on such 1940 Act Asset Coverage Cure Date or such Eligible Asset Cure Date, would result in the 1940 Act Asset Coverage or the
Eligible Asset Coverage, as the case may be, having been met on the 1940 Act Asset Coverage Cure Date or the Eligible Asset Cure Date, as the case may be, or, if the 1940 Act Asset Coverage or the Eligible Asset Coverage, as the case may be, cannot be so restored, all of the shares of MMP. See "Description of MMP -- Redemption."

OPTIONAL REDEMPTION

                  Except as described under "Description of MMP - Redemption,"

                  (i) shares of MMP are redeemable during any Rate Period of less than one year, in whole or in part, at the option of the Fund, on the second Business Day next preceding any Dividend Payment Date, out of funds legally available therefor, at the redemption price equal to the sum of (a) $100,000 per share, plus (b) an amount equal to all accumulated dividends thereon (whether or not earned or declared) up to but not including the date fixed for redemption and unpaid, plus (c) an Additional Distribution Right with respect to such accumulated and unpaid dividends;

                  (ii) shares of MMP are redeemable during any Rate Period of one year or longer, in whole or in part, at the option of the Fund, on the second Business Day next preceding specified Dividend Payment Dates, out of funds legally available therefor, at the redemption price equal to the sum of
(a) $100,000 per share, plus (b) an amount equal to all accumulated dividends thereon (whether or not earned or declared) up to but not including the date fixed for redemption and unpaid, plus (c) an Additional Distribution Right with respect to such accumulated and unpaid dividends, plus (d) the applicable redemption premium; and

                  (iii) shares of MMP are redeemable at the option of the Fund, as a whole but not in part, on the first day following any Dividend Period thereof included in a Rate Period consisting of one year or longer if, on the date of determination of the Applicable Rate for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Rate for such Rate Period, at a redemption price per share equal to the sum of
(a) $100,000, plus (b) an amount equal to all accumulated dividends on such shares (whether or not earned or declared) up to but not including the date fixed for redemption and unpaid, plus (c) an Additional Distribution Right with respect to such accumulated and unpaid dividends.

                  Shares of MMP may not be redeemed in part if, after such partial redemption, fewer than 200 shares of MMP remain outstanding.

STOCK REPURCHASES

                  The Fund's Board of Directors has authorized the Adviser to repurchase shares of MMP on behalf of the Fund in private transactions or otherwise at any time when necessary or helpful in assuring compliance with the Rating Agency Guidelines or in managing the Fund. No shares of MMP have been repurchased to date and no assurance can be given that the Fund will repurchase shares of MMP.

LIQUIDATION PREFERENCE

                  The liquidation preference of the shares of MMP is $100,000 per share, plus an amount equal to all dividends on each share (whether or not earned or declared) accumulated thereon up to but not including the date of distribution and unpaid, and an Additional Distribution Right with respect to such accumulated and unpaid dividends. See "Description of MMP -- Liquidation."

VOTING RIGHTS

                  The holders of Preferred Stock of the Fund, including MMP, are entitled to one vote per share and to vote with the holders of the Common Stock as a single class on all matters submitted to a vote of stockholders. In addition, the holders of Preferred Stock of the Fund, including MMP, voting as a separate class (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), will have the right to elect at least two directors at all times and to elect a majority of the directors at any time two years' dividends on the Preferred Stock of the Fund, including MMP, are unpaid, whether or not funds are then legally available therefor. In such case, the remaining directors will be elected by holders of shares of Common Stock. In the event that the Fund fails to pay any dividends on the shares of MMP, the exclusive remedy of the holders of MMP shall be the right to vote for directors as provided above. The holders of Preferred Stock of the Fund, including MMP, will vote as a separate class or classes on certain other matters as required under the Articles, the 1940 Act and Maryland law. See "Description of MMP -- Voting Rights" and "Certain Provisions in the Articles of Incorporation."

RISK FACTORS AND SPECIAL CONSIDERATIONS

                  Risk is inherent in all investing. The primary risks of investing in shares of MMP are:

                  o the Fund will not be permitted to declare dividends or other distributions with respect to shares of MMP or redeem shares of MMP unless the Fund meets certain asset coverage requirements and is not in default under the terms of any senior indebtedness;

                  o if an Auction fails an investor may not be able to sell some or all of the investor's shares of MMP;

                  o because of the nature of the market for MMP, an investor may receive less than the price the investor paid for the shares of MMP if the investor sells them outside of an Auction, especially when market interest rates are rising;

                  o a rating agency could downgrade the ratings assigned to the shares of MMP, which could affect liquidity and auctions, and/or reduce the price of the shares of MMP to below par;

                  o the Fund may be forced to redeem shares of MMP to meet regulatory or rating agency requirements or may voluntarily redeem shares of MMP in certain circumstances;

                  o in extraordinary circumstances, the Fund may not earn sufficient income from its investments to pay dividends on shares of MMP;

                  o if the Fund redeems an investor's shares of MMP, the investor may not be able to find as good a yield on an investment with similar terms and quality; and

                  o if the value of the Fund's investment portfolio declines, the asset coverage for shares of MMP will be reduced.

         The immediately following paragraphs discuss additional primary risks of investing in the Fund.

                  Changes in the level of interest rates are expected to affect the value of the Fund's portfolio holdings of fixed rate securities, inverse floating rate securities, and, under certain circumstances, its holdings of adjustable rate securities. Subject to certain limitations described herein, the Fund currently anticipates hedging, from time to time, some or all of its holdings of fixed rate, inverse floating rate, and adjustable rate securities, for the purposes of (1) protecting against declines in value attributable to significant increases in interest rates in general and (2) providing increased income in the event of significant increases in interest rates while maintaining the Fund's relative resistance to declines in income in the event of significant declines in interest rates. There can be no guarantee that such hedging strategies will be successful. Significant changes in the interest rate environment, as well as other factors, may cause the Fund's holdings of preferred and debt securities to be redeemed by the issuers, thereby reducing the Fund's holdings of higher income-paying securities at a time when the Fund may be unable to acquire other securities paying comparable dividends with the redemption proceeds. In addition to fluctuations due to changes in interest rates, the value of the Fund's holdings of preferred and debt securities, and as a result the Fund's net asset value, may also be affected by other market and credit factors, as well as by actual or anticipated changes in tax laws. See "Investment Objective and Policies -- Risk Factors and Special Considerations."

                  The Fund concentrates its investments in the utilities and banking industries. As a result, the Fund's investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives. See "Investment Objective and Policies -- Concentration."

                  Preferred securities, which will constitute the principal portion of the Fund's assets, may be substantially less liquid than many other securities such as common stocks or U.S. Government securities. In addition, preferred securities purchased by the Fund may be subject to risk with respect to the issuing entity and to market fluctuations. Lower-quality securities in the Fund's portfolio may be subject to greater risk than certain higher rated securities. Preferred and debt securities rated "Ba" by Moody's are judged to have speculative elements; their future cannot be considered as well assured. Protection of interest and principal payments may be modest at best. Preferred and debt securities rated "BB" by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative issues, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments. The Fund limits to 25% of its assets the portion of its portfolio invested in preferred and debt securities rated below investment grade, which securities will be rated at least either "Ba3" by Moody's or "BB-" by S&P at the time of purchase or judged to be comparable in quality at the time of purchase; however, any such securities must be issued by an issuer having a class of senior debt rated investment grade outstanding. The ratings of Moody's and S&P represent their opinions as to the quality of those securities that they rate; ratings are relative and subjective and are not absolute standards of quality. See "Investment Objective and Policies -- Risk Factors and Special Considerations" and Appendix A to this Prospectus.

                  Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income will expose the Fund to risks. In addition to the hedging techniques described elsewhere, i.e., positions in Treasury Bond or Treasury Note futures contracts, use of options on these positions, positions in interest rate swaps, and options ("swaptions") thereon, these investment techniques may include entering into interest rate and stock index futures contracts and options on interest rate and stock index futures contracts, purchasing and selling put and call options on securities and stock indices, purchasing and selling securities on a when-issued or delayed
delivery  basis,   entering  into  repurchase
agreements, lending portfolio securities and making short sales of securities "against the box." The Fund intends to comply with regulations of the Commission involving "covering" or segregating assets in connection with the Fund's use of options and futures contracts. See "Investment Objective and Policies -- Investment Techniques."

                  Under the Fund's Bylaws, if shares of the Common Stock publicly trade for a substantial period of time at a significant discount from the Fund's then current net asset value per share, the Board of Directors of the Fund is obligated to consider taking various actions designed to reduce or eliminate the discount, including recommending to shareholders amendments to the Articles to convert the Fund to an open-end investment company, which would result in the redemption of shares of MMP then outstanding. In addition, the Board may consider taking actions designed to eliminate the discount whenever it deems it to be appropriate. See "Conversion to Open-End Fund."

                  The DRD is currently 70% of the amount of the dividends received. Corporate shareholders of the Fund should consider the effect on the DRD of the more than 45-day holding period requirement of Section 246(c) of the Code and the rules in Section 246A that reduce the DRD for debt-financed holdings of portfolio stock. See "Investment Objective and Policies -- Risk Factors and Special Considerations."

                              FINANCIAL HIGHLIGHTS


                   The table below sets forth selected financial information for an outstanding share of Common Stock and an outstanding share of MMP throughout each period presented. The financial highlights for the fiscal year ended November 30, 2001 were audited by KPMG LLP, the Fund's independent auditors, whose report for the year ended November 30, 2001 is included in the Fund's November 30, 2001 Annual Report and incorporated by reference herein. The financial highlights for the fiscal years ended November 30, 1992 to November 30, 2000 were audited by another independent auditor. The financial highlights for the fiscal years ended November 30, 1997 to November 30, 2000 are also included in the Fund's November 30, 2001 Annual Report and are incorporated by reference herein. The financial highlights should be read in conjunction with the financial statements and notes thereto included in the Fund's November 30, 2001 Annual Report, which is available without charge by calling the Fund at 1-800-331-1710 or on the web at www.preferredincome.com.


          PER COMMON SHARE OPERATING PERFORMANCE THROUGHOUT EACH PERIOD


                                                                      YEAR ENDED NOVEMBER 30,
                            --------------------------------------------------------------------------------------------------------
                            2001       2000       1999      1998         1997      1996        1995      1994      1993      1992
                            -----------------------------------------------------------------------------------------------------
Net Asset Value,
   Beginning of Period....  $13.41     $14.41     $16.43    $16.71       $16.50    $15.80      $14.74    $18.39    $18.59    $16.56
                            -------    -------    -------   -------      -------   -------     -------   -------   -------   -------
Income (Loss) from
   Operations:
   Net Investment Income..    1.23       1.32       1.29      1.28         1.27      1.37        1.48      1.42      1.48      1.75
   Net Realized and
     Unrealized Gain
     (Loss) on Securities.    1.19      (0.56)     (1.35)     0.05         1.00      0.65        2.05     (2.06)     1.37      2.82
                            -------    -------    -------   -------      -------   -------     -------   -------   -------   -------
   Total Income (Loss)
     from Investment
     Operations...........    2.42       0.76      (0.06)     1.33         2.27      2.02        3.53     (0.64)     2.85      4.57
                            -------    -------    -------   -------      -------   -------     -------   -------   -------   -------
   Less Distributions
     From:
   Dividends Paid from
     Net Investment
     Income to MMP
     Shareholders.........   (0.26)     (0.29)     (0.20)    (0.17)       (0.22)    (0.15)      (0.26)    (0.16)    (0.12)    (0.17)
   Distributions Paid
     from Net Realized
     Capital Gains to MMP
     Shareholders.........    __        (0.01)     (0.08)    (0.07)       (0.06)    (0.08)      (0.01)    (0.07)    (0.07)    (0.09)
   Dividends Paid from
     Net Investment
     Income to Common
     Stock Shareholders...   (0.98)     (1.04)     (1.12)    (1.05)       (1.15)    (1.08)      (1.36)    (1.15)    (1.34)    (1.72)
   Dividends Paid from
     Net Realized Capital
     Gains to Common
     Stock Shareholders...    __        (0.42)     (0.53)    (0.30)       (0.65)     __         (0.83)    (1.64)    (1.51)    (0.59)
   Change in Accumulated
     Undeclared Dividends
     on MMP...............    0.03+     (0.00)+    (0.03)+   (0.02)        0.02     (0.01)      (0.01)     0.01     (0.01)     0.03
                            -------    -------    -------   -------      -------   -------     -------   -------   -------   -------
Total Distributions.......   (1.21)     (1.76)     (1.96)    (1.61)       (2.06)    (1.32)      (2.47)    (3.01)    (3.05)    (2.54)
Net Asset Value, End of
   Year...................  $14.62+    $13.41+    $14.41+   $16.43       $16.71    $16.50      $15.80    $14.74    $18.39    $18.59
                            =======    =======    =======   =======      =======   =======     =======   =======   =======   =======
Market Value, End of Year.  $14.470    $12.125    $12.750   $15.938      $16.188   $15.500     $14.125   $13.500   $18.375   $19.625
                            =======    =======    =======   =======      =======   =======     =======   =======   =======   =======
Total Return, Based on
   Market Value*..........   28.02%      6.88%    (10.43%)    7.05%       17.20%    18.50%      22.14%   (13.12%)    9.33%    24.89%
                            =======    =======    =======   =======      =======   =======     =======   =======   =======   =======
Total Return, Based on
   Net Asset Value*.......   17.01%      4.55%     (1.81%)    6.91%       13.65%    12.78%      25.13%    (5.22%)   15.54%    27.70%
                            =======    =======    =======   =======      =======   =======     =======   =======   =======   =======



---------------
* Assumes investment of distributions at the price obtained by the Fund's Dividend Reinvestment Plan.
+ Includes effect of additional distribution to MMP shareholders ($0.02 per Common Share in 2001, $0.03 per Common Share in 2000 and $0.05 per Common Share in 1999.)

                                                                      YEAR ENDED NOVEMBER 30,
                               -------------------------------------------------------------------------------------------------
                               2001      2000       1999       1998       1997       1996     1995     1994      1993       1992
                               -------------------------------------------------------------------------------------------------
Net Assets, End of Year+
   (in 000's).............  $202,412   $189,983   $199,863   $219,398   $221,990  $220,088  $213,053  $199,386 $225,896  $214,593
Ratio of Expenses to
   Average Net Assets.....      1.42%      1.41%      1.37%      1.32%      1.34%     1.51%     1.55%     1.52%    1.50%     1.63%
Ratio of Net Income to
   Average Net Assets*....      7.21%      7.58%      6.66%      6.13%      6.22%     7.22%     8.33%     7.55%    7.33%     8.58%
Supplemental Data:
   Portfolio Turnover Rate        39%        66%        65%        87%        74%       98%       94%       98%     110%       86%
--------------------------------------------------------------------------------------------------------------------------------

---------------
* The net investment income ratios reflect income net of operating expenses and payments to MMP shareholders.



              SUPPLEMENTAL SENIOR SECURITY INFORMATION (UNAUDITED)

                  The table below sets forth information with respect to MMP throughout each period presented, as included in the Fund's Annual Reports for each of the years then ended from November 30, 1992 to November 30, 2001.

                                                                       YEAR ENDED NOVEMBER 30,
                              ------------------------------------------------------------------------------------------------------
                                2001      2000      1999       1998       1997       1996      1995       1994      1993       1992
                              ------------------------------------------------------------------------------------------------------
MMP
   Involuntary Liquidating
   Preference Per Share (1).  $100,000  $100,000  $100,000   $100,000   $100,000  $100,000  $100,000   $100,000  $100,000   $100,000
   Total Amount Outstanding        575       575       575        575        575       575       575        575       575        575

   Asset Coverage Per Share
   (2)......................   352,021   330,404   347,588    381,562    386,070   382,762   370,527    346,759   392,862    373,205
   Average Market Value Per
   Share (1)(2).............   100,000   100,000   100,000    100,000    100,000   100,000   100,000    100,000   100,000    100,000
------------------------------------------------------------------------------------------------------------------------------------

---------------
(1)   Excludes accumulated undeclared dividends.
(2)   Calculated by dividing net assets by the number of MMP shares outstanding.

                                    THE FUND


                  The Fund is a closed-end, diversified management investment company established in 1990. The Fund's investment objective is high current income for holders of its Common Stock consistent with preservation of capital. The Adviser pursues strategies that it expects generally to result in the Fund's income increasing in response to significant increases in interest rates while being relatively resistant to the impact of significant declines in interest rates. In seeking its objective, the Fund normally will invest at least 80% of its total net assets in a diversified portfolio of preferred securities. These preferred securities consist primarily of fixed rate, adjustable rate and inverse floating rate securities, some or all of which are expected to be hedged. If, for any taxable year, there is any amount of distributions on shares of MMP retroactively designated by the Fund as ineligible for the DRD, the Fund will be required to make an Additional Distribution to each holder or prior holder of shares of MMP. See "Description of MMP -- Dividends -- Additional Distributions." In January and February 1991, the Fund issued an aggregate of 7,600,000 shares of Common Stock pursuant to the initial public offering thereof and commenced operations. Through operation of the Fund's Dividend Reinvestment Plan (the "DRIP"), the Fund has, on several occasions, issued new shares of Common Stock, which has resulted in 9,954,181 shares of Common Stock outstanding as of April 30, 2002. The Fund issued 575 shares of MMP on April 17, 1991. The Fund, which was incorporated under the laws of the State of Maryland on September 28, 1990, is registered under the 1940 Act and has its principal office at 301 E. Colorado Boulevard, Pasadena, California 91101. The Fund's telephone number is (626) 795-7300.

                                 USE OF PROCEEDS

                   The net proceeds of this offering will be approximately $22,008,750, after payment of the sales load and offering costs.


                  The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies (as stated below) as soon as practicable after completion of the offering. The Fund currently anticipates being able to do so within three months after the completion of the offering. Pending investment of the net proceeds in accordance with the Fund's investment objective and policies, the Fund will invest in money market securities or money market mutual funds.

                                 CAPITALIZATION
                                   (UNAUDITED)


                   The following table sets forth the unaudited capitalization of the Fund as of April 30, 2002 and as adjusted to give effect to the issuance of the shares of New MMP.


                                                          ACTUAL                             AS ADJUSTED
   Money Market Cumulative Preferred
     Stock, $.01 par value per share, $100,000
     per share liquidation preference;
     2,000 shares of MMP authorized out of 10,000,000
     shares of Preferred Stock authorized (575
     shares of MMP issued, 800 shares of MMP
     issued, as adjusted, respectively)                  $57,500,000                       $80,000,000
   Shareholders' Equity
   Common Stock, $.01 par value per
     share; 240,000,000 shares
     authorized; 9,954,181
     shares outstanding*...............                       99,542                            99,542
Capital in excess of par value**.......                  143,343,394                       142,895,119
Balance of undistributed net
investment income......................                      834,319                           834,319
Accumulated net realized gain (loss)
     from investment transactions......                   (6,859,569)                       (6,859,569)
Net unrealized appreciation
     (depreciation) of investments.....                    3,133,227                         3,133,227
                                                        --------------                    --------------

Net assets attributable to Common Stock
     outstanding.......................                  140,550,913                       140,102,638
                                                        ==============                    ==============
Net assets attributable to Common Stock
     outstanding plus liquidation value
     of MMP............................                 $198,050,913                      $220,102,638
                                                        ==============                    ==============

------------------
* None of these outstanding shares are held by or for the account of the Fund. ** As adjusted capital in excess of par value reflects a reduction for the sales load and estimated offering costs of this New MMP issuance of $491,250, less offering costs of $42,975 which had already been incurred and reflected as a reduction of capital stock in excess of par value at April 30,2002.

                              PORTFOLIO COMPOSITION
                                   (UNAUDITED)


                   As of April 30, 2002, approximately 96.3% of the Fund's net assets was invested in preferred and debt securities; of this, preferred securities constituted 95.8%. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio (excluding short-term investments, hedge instruments and other net working capital items) as of April 30, 2002. This information reflects the average composition of the Fund's assets as of April 30, 2002 and is not necessarily representative of the Fund as of the date of this Prospectus, or at any time in the future.


                                   NUMBER OF                     MARKET                     MARKET VALUE
     RATINGS*                       ISSUES*                       VALUE                      PERCENTAGE**
     --------                     -----------                    -------                    ------------

"Aa" or AA                               6                    $12,024,797                        6.07%
"A" or A                                37                     66,174,227                       33.41
"Baa" or BBB                            65                     85,413,923                       43.13
"Ba" or BB                              15                     18,848,968                        9.52
"Below "Ba" or BB                        5                      2,136,338                        1.08
"Not Rated"                              2                      6,071,189                        3.07
                                                             --------------                     ------
Total                                  130                   $190,669,442                       96.28%
                                        ==                   ==============                     ======


---------

*  Using the higher of Moody's or S&P's rating.
** Percentage of the Fund's total net assets.







                        INVESTMENT OBJECTIVE AND POLICIES


GENERAL

                  The Fund's investment objective is high current income for holders of its Common Stock consistent with preservation of capital. The Fund's investment objective may not be changed without the approval of the holders of at least 80% of the Fund's outstanding voting securities (as defined below under "Investment Restrictions"), voting as a single class, at least 80% of the Fund's outstanding shares of MMP (as defined below under "Investment Restrictions"), voting as a separate class and at least 80% of the entire Board of Directors. See "Description of MMP -- Voting Rights" for additional information with respect to the voting rights of holders of shares of MMP. No assurance can be given that the Fund's investment objective will be achieved.


                   The Fund pursues its investment objective by investing in a diversified portfolio primarily consisting of preferred securities. In seeking its objective, the Fund intends to generate sufficient income to pay dividends and other amounts due on its outstanding shares of MMP. The Fund will normally invest at least 80% of its total net assets in a diversified portfolio of preferred securities. As of April 30, 2002, 95.8% of the Fund's total net assets was invested in preferred securities in accordance with the Fund's investment objective and policies.

                  In selecting individual securities for investment, the Adviser considers, among other things, current yield, price variability and the underlying fundamental characteristics of the issuer, with particular emphasis on debt and dividend coverage and the potential for the timely payment of dividends and interest. When the offering of shares of New MMP is completed and the net proceeds thereof are fully invested, it is expected that the Fund's assets will be invested primarily in fixed rate, adjustable rate, and inverse floating rate preferred securities. The Fund may invest in other types of preferred securities -- such as auction rate preferred stocks and convertible preferred stocks -- as well as debt and common equity securities in appropriate circumstances. The Adviser currently anticipates using various techniques, including (1) entering into futures contracts and options on futures contracts and (2) entering into interest rate swap positions and options thereon ("swaptions"), from time to time for the purpose of hedging some or all of its preferred securities and debt holdings. There is no limit on the portion of the Fund's assets that can be hedged, subject to compliance with applicable laws and regulations, as well as restrictions imposed in connection with the rating of the MMP. The Fund may invest up to 5% of its assets in each of options on securities and options on stock indices, up to 10% of its assets in each of initial margin deposits on futures contracts and premiums paid for options thereon, and up to 5% of its assets for time premiums paid for swaptions. However, under current market conditions, it is expected that up to an aggregate of 15% of the Fund's assets could be invested in options on securities and stock indices, initial margin deposits and option premiums paid in connection with futures transactions, and initial margin deposits and options premiums paid in connection with interest rate swaps and swaptions. (See "Investment Techniques -- Futures Contracts and Options on Futures Contracts" for a discussion of the limitations and risks associated with investments in futures contracts and options on futures contracts. See also "Investment Techniques - Interest Rate Swaps and Swaptions" for a discussion of the limitations and risks associated with positions in interest rate swaps and options thereon.) The portion of the Fund's assets not invested in preferred securities and hedging instruments may be invested in, among other securities, money market instruments, money market mutual funds, corporate debt securities, asset-backed securities, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("Government Securities"), which, depending on market conditions, may at times have a higher or lower yield than preferred securities in which the Fund invests. Under normal conditions, the Fund's investments in such debt securities is limited to 20% of its assets. Under normal conditions, the Fund may also invest up to 15% of its assets in common stocks or convertible securities which trade in close relationship to their underlying associated common stocks.

PORTFOLIO STRATEGIES

                  The Adviser believes that the pursuit of the strategies described below will result in a high level of current income to the Fund's Common Stock consistent with the preservation of capital. Furthermore, that income is expected by the Adviser to increase in response to significant increases in interest rates while being relatively resistant to the impact of significant declines in interest rates due to (1) the composition of fixed rate, adjustable rate, and inverse floating rate securities owned, (2) the maintenance of certain hedging positions against some or all of the Fund's holdings of preferred and debt securities, from time to time, and (3) the leveraging of the Fund through existing MMP and New MMP.

                  Coupon rates on fixed rate preferred and debt securities held by the Fund, as their name implies, would be fixed regardless of the direction of interest rates. In addition, the market prices of such securities would tend to (1) decline as interest rates rose and (2) rise as interest rates fell. Coupon rates on inverse floating rate securities tend to rise as interest rates decline and fall, possibly to zero, as interest rates rise. Consequently, their prices are more apt to appreciate, as interest rates fall, and depreciate, as interest rates rise, than a fixed rate security paying a comparable initial income stream. Adjustable rate securities pay income that generally rises as interest rates rise and falls as interest rates decline, often subject to minimum income floors and maximum income ceilings (often called "collars"). All other things being equal, adjustable rate preferreds will tend to have somewhat less price variability than would either fixed rate or inverse floating rate securities of comparable maturity. Nevertheless, changing interest rate conditions may still affect adjustable rate preferred stocks' principal value, which may expose the Fund to risk of loss. See "Risk Factors and Special Considerations -- Fluctuation in Share Price."

                  The Fund normally anticipates hedging some or all of the interest rate exposure inherent in its holdings of these different types of preferred and debt securities. Under current market conditions, this hedging would be accomplished principally by one or more of the following strategies:
(1) purchasing put options (called a "long position in a put option") on Treasury Bond and/or Treasury Note futures contracts, (2) entering into futures contracts to sell Treasury Bonds and/or Treasury Notes (called a "short position in a futures contract"), (3) entering into interest rate swap agreements as a "fixed rate payer", and/or (4) purchasing options to enter into interest rate swap agreements as a "fixed rate payer" (called a "pay fixed swaption").

                  The hedging positions that the Fund currently expects to hold normally appreciate in value when interest rates rise significantly, reflecting either the expected rise in yields of Treasury securities or interest rate swap yields, as applicable, and the associated decline in the prices of underlying Treasury securities or decreased net market value of an obligation to pay a fixed income stream in a higher interest rate environment.

                  Conversely, such hedging positions would normally depreciate in value when interest rates fall significantly. A short position in a Treasury Bond or Treasury Note futures contract should reflect directly changes in the price of that futures contract, i.e., benefiting from price declines and being adversely affected by price increases. Further, the value of a long position in a put option on a Treasury Bond or Treasury Note futures contract should rise and fall in inverse relationship to the market price of that futures contract, but the magnitude of the change in value would to a large extent depend upon whether and the extent to which the exercise price of the put option was below ("out-of-the-money") or above ("in-the-money") the price of the futures contract.

                  Similarly, a "pay-fixed" position in an interest rate swap should directly reflect changes in the level of interest rate swap yields. Also, the value of an option to pay fixed rate in an interest rate swap, i.e., a pay-fixed swaption, will rise or fall in direct relationship to a pay-fixed interest rate swap's value, but the magnitude of the value change would, to a large extent, depend on whether and the extent to which the exercise yield of the pay-fixed swaption was above ("out-of the-money") or below ("in-the-money") the existing level of interest rate swap yields. A more specific explanation of options and swaptions follows.

                  Should the Fund purchase an out-of-the-money put option on a Treasury Bond or Treasury Note futures contract as part of its hedging strategies, that put option would be expected to have value at its expiration date only if the price of the underlying futures contract declined below the exercise price of the put option. Accordingly, interest rates could generally increase moderately, and a decline in value of the Fund's preferred and debt holdings could result without the Fund receiving any offsetting benefit from its holdings of such put options. The Fund would achieve a gain on a long position in an out-of-the-money put option on a Treasury Bond or Treasury Note futures contract at the time of its expiration only if interest rates were to increase significantly so as to result in a decline in the price of the underlying futures contract sufficient to cause the value of such put option at expiration to exceed the premiums paid by the Fund to acquire it (plus transaction costs).

                  Should the Fund acquire an in-the-money put option on a Treasury Bond or Treasury Note futures contract as part of its hedging strategies and should interest rates generally increase subsequently, the value of that put option at the time of its expiration would normally reflect favorably any decline in the market price of the underlying futures contract. However, the premium paid to acquire such in-the-money put option would have reflected the exercise value already present in the option at the time of purchase, and therefore, the premium would normally be higher than that paid for an out-of-the-money put option. Furthermore, the value of an in-the-money put option would be adversely impacted directly by an increase in the price of the underlying Treasury Bond or Treasury Note futures contract which could result from a decline in interest rates. The Fund has traditionally hedged using put options on Treasury Bonds or Treasury Note futures contracts that were, at the time of purchase, out-of-the-money.

                  An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying "notional" amount, in exchange for receiving a variable income stream, usually based on LIBOR, and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate PAYER, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer's perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and the payer simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation. For purposes of completing the analysis, these value changes all work in reverse from the perspective of a fixed rate RECEIVER.

                  The use of pay fixed swaptions is, in many key respects, analogous to the treatment of put options on futures contracts of Treasury securities. If the Fund should buy an option to pay fixed in an interest rate swap at an exercise yield above current market levels, such pay fixed swaption is deemed out-of-the-money. Conversely, if the Fund should buy a pay fixed swaption with an exercise yield below the current market level of interest rate swap yields, such pay fixed swaption is considered in-the-money.

                  Should the Fund purchase an out-of-the-money pay fixed swaption as part of its hedging strategies, that pay fixed swaption would be expected to have value at its expiration date only if the then prevailing level of interest rate swap yields was in excess of the exercise yield specified in the pay fixed swaption. Accordingly, interest rates could generally increase moderately, and a decline in value of the Fund's preferred and debt holdings could result without the Fund receiving any offsetting benefit from its holdings of such pay fixed swaptions. The Fund would achieve a gain on its holding of an out-of-the-money pay fixed swaption at the time of its expiration only if interest rates were to increase significantly so as to result in a rise in value from the perspective of a fixed rate payer sufficient to exceed the premiums paid by the Fund to acquire the pay fixed swaption (plus transaction costs).

                  Should the Fund acquire an in-the-money pay fixed swaption as part of its hedging strategies and should interest rates generally increase subsequently, the value of that pay fixed swaption at the time of its expiration would normally reflect favorably any rise in value of the underlying interest rate swap from the perspective of a fixed rate payer. However, the premium paid to acquire such in-the-money pay fixed swaption would have reflected the exercise value already present in the option at the time of purchase, and therefore, the premium would normally be higher than that paid for an at-the-money or out-of-the-money pay fixed swaption. Furthermore, the value of an in-the-money pay fixed swaption would be adversely impacted directly by a decrease in the yield of the underlying interest rate swap contract, which could result from a general decline in the level of interest rates.

                  In any event, the maximum loss that might be incurred on a long position in either a put option on a Treasury futures contract or a pay-fixed swaption would be limited to the premium paid for the purchase of such option or swaption (plus transaction costs).

                  The response of the Fund's income to changes in interest rates will be impacted by the effectiveness of its hedging strategies. In order for the Fund's income from its holdings of fixed rate and inverse floating rate securities to increase as interest rates rise, the Fund must achieve gains on its hedging positions. These gains can be used to acquire additional shares of preferred or debt securities, which in turn would generate additional dividend or interest income. In the case of generally rising interest rates, the gains potentially achievable by the Fund from hedge instruments will be reduced by the premiums paid for the purchase of options and swaptions and to the extent that such options and swaptions held are out-of-the-money when purchased. In order for the Fund's income to be relatively resistant to significant declines in interest rates, the Fund must have limited exposure to the magnitude of losses on hedge instruments which would occasion the sale of some of its holdings of securities in order to cover such hedging losses and related costs. The Fund's exposure to losses on hedge instruments in the event of generally declining interest rates will be greater to the degree it holds (a) short positions in futures contracts, pay fixed interest rate swaps, and long positions in-the-money put options or swaptions rather than (b) out-of-the-money put options or swaptions.

                  There are economic costs of hedging reflected in the pricing of futures, swaps, options, and swaption contracts which can be significant, particularly when long-term interest rates are substantially above short-term interest rates, as is the case at present. The desirability of moderating these hedging costs will be a factor in the Adviser's choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. Although appreciation is not a focus of the Fund, the Fund may select individual investments based upon their potential for appreciation without regard to the effect on current income, in an attempt to mitigate the impact on the Fund's assets of the expected normal cost of hedging.

                  The Fund's use of hedging instruments and the availability of gains for investment in additional shares of preferred and debt securities may be limited by the restrictions and distribution requirements imposed on the Fund under certain regulations of the Commodity Futures Trading Commission ("CFTC") and in connection with its qualification as a regulated investment company under the Code. See "Investment Techniques" below and "Tax Matters." The Adviser does not believe that these restrictions and requirements will materially adversely affect the management of the Fund or the ability of the Fund to achieve its investment objective.

                  There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedge instruments is subject to the Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Adviser's judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

                  As described more fully below under "The Auction," the shares of MMP will have dividend rates established by auctions which will typically be held at regular 49 day or other short intervals. The Auction Procedures are designed to establish a dividend rate on shares of MMP that will enable the shares of MMP to trade at $100,000 per share on the applicable Auction Date, but there can be no assurance that the Auction Procedures will establish such a rate. The dividend rates set pursuant to the Auction Procedures are expected to be influenced by short-term interest rates generally, so that the dividend rate on the shares of MMP outstanding is expected to increase as short-term interest rates rise and to decline as short-term interest rates fall.

                  In the event of an equal rise in long-term and short-term interest rates from current levels, the additional income anticipated to be received from the investment of gains on appreciated hedging positions (assuming a significant rise in interest rates) when coupled with the net impact of increasing income from adjustable rate securities offset by decreasing income from inverse floating rate securities, would tend to more than offset the expected increased dividend rate payable on the shares of MMP outstanding. Thus, net income to the Common Stock is expected to rise in response to significant increases in interest rates as described herein.

                  In the event of equal declines in long-term and short-term interest rates from current levels, losses on hedge positions would be expected to result, possibly requiring the sale of some of the Fund's securities holdings and decreasing the Fund's investment income, although such hedging losses would be limited to the amount of the premiums paid (plus transaction costs) to the extent that the Fund hedged with long positions in put options or swaptions as described above. Furthermore, the existence of income floors on adjustable rate securities and holdings of inverse floating rate securities would mitigate the downward pressure on Fund income, to the degree the Fund has holdings of such securities. In addition, lower interest rates would be expected to result in a lower dividend rate on the shares of MMP outstanding, which would increase net investment income available to Common Stock.

                  However, in declining interest rate environments, issuers may call for redemption those preferred and debt securities which have coupon rates above prevailing rates. This would reduce the Fund's income since preferred and debt securities paying comparable yields would not be available to be purchased with the redemption proceeds. The combined impact of the limitation of hedge losses through the use of options hedges, lower collars on adjustable rate securities, holdings of inverse floating rate securities, and the decline in the cost of the shares of MMP outstanding, in the opinion of the Adviser, should contribute to the net income to the Fund's Common Stock being relatively resistant to equal declines in long-term and short-term interest rates, subject to the adverse impact of redemptions of the Fund's higher yielding preferred and debt securities in the event of substantial declines in interest rates.

                  If short-term interest rates were to rise while long-term rates remained unchanged, the cost of the Fund's outstanding shares of MMP would be expected to rise while coupon rates on the Fund's holdings of fixed rate and adjustable rate securities would remain unchanged (with certain exceptions in the case of adjustable rate securities whose income would rise if short term rates were to exceed long term rates by a sufficiently wide margin). See "Portfolio Investments -- Adjustable Rate Preferred Stock." The income from inverse floating rate securities would be expected to decline.

                  However, such a hypothesized change in the relationship between short-term and long-term rates also would be expected to reduce the cost of hedging preferred and debt securities, regardless of whether such hedges were in futures contracts, interest rate swaps, long positions in put options, or holdings of pay fixed swaptions. The combined impact of the foregoing factors on the Fund's net income would depend in large measure on the relative size of the Fund's holdings of hedged preferred and debt securities and the hedging instruments utilized.

                  In the opposite case, namely, a decline in short-term rates with long-term rates remaining unchanged, the income from fixed rate and, for the most part, adjustable rate securities would be unaffected, while the income from inverse floating rate securities would be expected to increase. Under certain circumstances, the income from adjustable rate securities may be adversely affected. The cost of the Fund's outstanding shares of MMP would be expected to fall. On balance, these various movements would contribute to a higher net return to the Fund. However, in this interest rate environment, there would be an expected increase in the cost of hedging preferred and debt securities. The combined impact of the foregoing factors on the Fund, as under the scenario described in the preceding paragraph, would depend in large measure on the relative size of the Fund's holdings of different types of securities and the hedge instruments utilized.

                  The portions of the Fund's assets invested in various types of preferred and debt securities may vary from time to time. The portion of the Fund's securities that will be hedged and the types of hedge positions held may also vary significantly from time to time. There can be no assurance that the Fund will seek to hedge its entire portfolio of preferred and debt securities or that, if such hedging strategies were undertaken, they would be successful (1) in protecting against declines in value attributable to rising interest rates in general, and/or (2) in providing increased income in the event of significant increases in interest rates while maintaining the Fund's relative resistance to declines in income in the event of significant declines in interest rates.

PORTFOLIO INVESTMENTS

                  Under normal market conditions, the Fund will invest at least 80% of its total net assets in preferred securities, including (a) preferred and preference stock and other analogous equity securities senior to common equity and (b) hybrid, or fully taxable preferred securities that meet the following criteria: (1) the issuer has the ability to defer payments for a minimum period of eighteen months without triggering an event of default and (2) the security is a junior and fully subordinated liability of an issuer or the beneficiary of a guarantee that represents a junior and fully subordinated liability of the guarantor. Hybrid securities that do not meet these criteria will be considered debt securities.

                  Preferred/preference stock is, with common stock, one of the two major types of equity securities. Generally, preferred/preference stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the issuer of the stock is liquidated. The income paid by an issuer to holders of its preferred/preference and common stocks is typically eligible for the DRD. Unlike common stock, preferred stock does not usually have voting rights; preferred/preference stock, in some instances, is convertible into common stock.

                  Preferred/preference securities have certain characteristics of both debt and common equity securities. They are debt-like to the extent that their promised income is contractually fixed. They are common equity-like since they do not have rights to precipitate bankruptcy filings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

                   "Hybrid" or taxable preferred securities are not eligible for the DRD and are not legally considered equity of an issuer. They are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrids typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is 5 years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without adverse consequence to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when cumulative payments on the hybrids have not been made), these issues are often treated as close substitutes to traditional preferred securities, both by issuers and investors. Hybrid securities are also treated in a similar fashion to traditional preferred/preference stocks by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits. As is also true of preferred/preference stock, hybrids have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid securities have been marketed under a variety of names, including, but not limited to TOPrS, TIPS, QUIPS, MIPS, QUIDS, QUICS, STOPS, CorTS and Capital Securities. As with traditional preferred/preference stocks, hybrid or taxable preferreds may be convertible into underlying common stock of the issuer or associated grantor.

                  Perpetual preferred/preference stocks are issued with no mandatory retirement provisions, but typically are callable after a period of time at the option of the issuer. No redemption can occur if full cumulative dividends have not been paid, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable. Sinking fund preferred/preference stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date.

                  Hybrid preferreds are typically issued with a final maturity date, although, in certain instances the date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without any adverse consequences to the issuer. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable.

                  In order to be payable, dividends on preferred/preference stock must be declared by the issuer's board of directors. In addition, distributions on hybrid securities are also subject to deferral and are thus not automatically payable. Income payments on the typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is, of course, no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable. The Fund may acquire non-cumulative preferred securities subject to the restrictions on quality adopted by the Fund, although the Adviser would consider, among other things, their non-cumulative nature in making any decision to purchase or sell such securities.

                  Shares of preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and banking industries, which are prominent issuers of preferred securities (SEE "Concentration" below), and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates and in the DRD.

                  Because  the  claim on an  issuer's  earnings  represented  by preferred/preference stocks and hybrid securities may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher coupon-paying preferred/preference and hybrid securities may be reduced and the Fund would be unable to acquire securities paying comparable coupons with the redemption proceeds.

                  From time to time, preferred securities issues have been, and may in the future be, offered having features other than those described below that are typical for fixed rate, adjustable rate, inverse floating rate, or auction rate preferred securities. The Fund reserves the right to invest in these securities if the Adviser believes that doing so would be consistent with the Fund's investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility. The Adviser believes that the unavailability of such innovative securities would not adversely affect the Fund's ability to achieve its investment objective.

                  CREDIT QUALITY. Preferred and debt securities that the Fund will acquire will be rated investment grade (at least "Baa3" by Moody's or "BBB-" by S&P) at the time of investment or will be securities of issuers whose senior debt is rated investment grade by Moody's or S&P at the time of investment. In addition, the Fund may acquire unrated issues that the Adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest. The Fund will limit to 25% of its assets the portion of its portfolio invested in preferred and debt securities rated below investment grade (which securities must be rated at least "Ba3" by Moody's or "BB-" by S&P at the time of purchase) or judged to be comparable in quality at the time of purchase; however, any such securities must be issued by an issuer having a class of senior debt rated investment grade outstanding. Securities rated "Baa" by Moody's or "BBB" by S&P, although investment grade, are considered to have speculative characteristics, and securities rated "Ba" or "BB" are believed to have speculative elements and a greater vulnerability to default than higher-rated securities. Moody's and S&P may modify certain letter ratings of securities with the addition of a plus or a minus sign or other modifier in order to show relative standing within the rating category.

                  References to a particular letter rating in this prospectus or in the Articles Supplementary may or may not be to the rating with or without regard to any specific modifiers as the context requires.

                  The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate; the ratings are relative and subjective and are not absolute standards of quality. The Adviser's judgment as to credit quality of a security, thus, may differ from that suggested by the ratings published by a rating service. A description of ratings by Moody's and S&P relevant to the Fund's investments is included in Appendix A to this Prospectus. The policies of the Fund described above as to ratings of portfolio investments apply only at the time of the purchase of a security, and the Fund is not required to dispose of a security in the event Moody's or S&P downgrades its assessment of the credit characteristics of the security's issuer, although standards for rating the Fund's shares of MMP imposed by Moody's may result in the Fund's disposing of securities that are downgraded. See "Description of MMP -- Asset Coverage" below.

                  TRADITIONAL FIXED RATE PREFERRED STOCK. Traditional fixed rate preferred stocks have fixed dividend rates for the life of the issue and typically pay dividends that qualify for the DRD. They can be perpetual with no maturity date or subject to mandatory redemptions such as through a sinking fund. The category of fixed rate preferred stocks also includes a variety of innovative securities as well as certain convertible preferred securities. Certain fixed rate preferred stocks have features intended to provide some degree of price stability. These features may include an auction mechanism at some specified future date. The auction feature is normally intended to enhance the probability that a preferred stock shareholder will be able to dispose of his holdings close to a pre-specified price, typically equal to par or stated value. Other price stability mechanisms include convertibility into an amount of common equity of the same issuer at some specified future date, typically in amounts not greater than par value of the underlying preferred stocks. Another common form of fixed rate preferred stock is the traditional convertible preferred stock, which permits the holder to convert into a specified number of shares at the holder's option at any time prior to some specified date. Innovative preferred stock and traditional convertible preferred stock are often less liquid than the conventional fixed rate preferred stock. The Fund's ability to achieve its investment objective is not dependent on the availability of such innovative or convertible preferred stocks.

                  ADJUSTABLE RATE PREFERRED STOCK. Unlike traditional fixed rate preferred stocks, adjustable rate preferred stocks are preferred stocks that have a dividend rate that adjusts periodically to reflect changes in the general level of interest rates. (Like traditional fixed rate preferred stocks, these issues typically pay dividends that qualify for the DRD.) The adjustable dividend rate feature is intended to make the market value of these securities less sensitive to changes in interest rates than similar securities with fixed dividend rates. Nonetheless, adjustable rate preferred stocks have fluctuated in market value and are expected to do so in the future.

                  The dividend rate on an adjustable rate preferred stock is determined typically each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed relationship either to (1) rates on specific classes of debt securities issued by the U.S. Treasury or (2) LIBOR, with limits (known as "collars") on the minimum and maximum dividend rates that may be paid. As the maximum dividend rate is approached, any further increase in interest rates may adversely affect the market value of the stock. Conversely, as the minimum dividend rate is approached, any further decrease in interest rates may positively affect the market value of the stock. The adjustment formula is fixed at the time of issuance of the adjustable rate preferred stock and cannot be changed without the approval of the holders thereof.

                  The market values of outstanding issues of adjustable rate preferred stock may fluctuate in response to changing market conditions. In the event that market participants in a particular issue demand a different dividend yield than the adjustment formula produces, the market price will change to produce the desired yield. The dividend yield demanded by market participants may vary with changing perceptions of credit quality and the relative levels of short-term and long-term interest rates, as well as other factors.

                  Most of the issues of adjustable rate preferred stocks currently outstanding are perpetual.

                  HYBRID PREFERRED SECURITIES. Hybrid, or taxable preferreds, are a comparatively new asset class, having first been introduced late in 1993. Income paid on these securities is not eligible for the DRD, but does constitute deductible interest expense for issuers thereof. The universe of hybrid issuers consists overwhelmingly of fixed coupon rate issues with final stated maturity dates. However, certain issues have adjustable coupon rates, which reset quarterly in a manner similar to adjustable rate preferred stocks described above. The hybrid preferred securities universe is divided into the "$25 par" and the "institutional" segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange, which trade and are quoted "flat", i.e., without accrued dividend income, and which are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, which trade and are quoted on an "accrued income" basis, and which typically have a minimum of ten years of call protection (at premium prices) from the date of their original issuance.

                  INVERSE FLOATING RATE SECURITIES. These securities typically arise in connection with a trust structure that repackages the income stream of an underlying fixed rate preferred security (the "collateral") into (1) an auction or variable rate component and (2) a residual component, the income of which will move inversely in relation to the income of the variable rate trust component. It is this second, residual component that is referred to as the inverse floating rate security. The income of an inverse floating rate security is typically expected to fall when short term interest rates rise and to rise when short term interest rates fall. Typically, the income flow to the inverse floating rate security holder will be much more variable than the income on an adjustable rate preferred stock, in part because of the inherent, implied leverage reflected in component number (1) above. Further, with a sufficient rise in interest rates, an inverse floating rate security could end up not being able to pay any income to the investor for an indefinite period without constituting an event of default. While the trust structure typically does not result in any higher exposure to credit default risk, as opposed to holding the trust collateral directly, the market value risk due to general interest rate movements or any other factors is magnified.

                  The investment in inverse floating rate securities may be undertaken from time to time as the Fund pursues its fundamental investment objective. As a general rule, inverse floating rate securities are privately placed securities and may not be as liquid as other securities with a larger eligible buyer base. (See "Restricted Securities" below.) However, the holder of an inverse floating rate security usually has the contractual ability to obtain the auction (or variable rate component) corresponding to its investment in the inverse floating rate security and to surrender both of these components to the trust agent in exchange for the underlying shares held by the trust as collateral. This ability to "reconstitute" is usually limited to auction dates, which typically range from every 49 days to once per calendar quarter. This ability to reconstitute helps facilitate the evaluation and transacting of such securities in the market place.

                  Under normal conditions, the Fund may invest up to 5% of its total net assets in inverse floating rate securities, provided that the underlying trust collateral would otherwise qualify for investment, at the time of purchase, under the Fund's investment guidelines.


                   COMMON STOCK. The Fund may invest up to 15% of its assets in common stock. As of April 30, 2002, no portion of the Fund's assets was invested in common stock. Common stock is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the corporation's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Holders of common stock also have the right to participate in the assets of the corporation after all other claims are paid. In selecting common stocks for investment, the Fund expects generally to focus more on the security's dividend-paying capacity than on its potential for appreciation.

                  Certain traditional and hybrid preferred securities are convertible into the common stock of the associated issuer. To the extent that such preferred securities, because of their terms and market conditions, trade in close relationship to the underlying common stock of the issuer, they will be subject to the limit of 15% of assets, under normal market conditions, that applies to common stocks.

                  AUCTION RATE PREFERRED STOCK. Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Auction rate preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at 49-day or other short intervals, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends upon market conditions and the credit quality of the particular issuer. The typical auction rate preferred stock's dividend is limited to a specified maximum percentage of the Federal Reserve's Commercial Paper Index as of the auction date. Further, the terms of auction rate preferred stocks generally provide that the shares are redeemable by the issuer at certain times.

                  The failures of several auctions since late 1990 have significantly decreased the financial market's perception that the auction process can be depended upon to guarantee that the price of such preferred stocks will approximate par or stated value, particularly among lower rated issues.

                  MONEY MARKET  INSTRUMENTS.  Under normal conditions,  the Fund may hold up to 15% of its assets in cash or money market instruments or, subject to the limitation on investments in investment companies, in money market mutual funds holding such types of investments. The Fund intends to invest in money market instruments or money market funds to meet its general working capital needs including, but not limited to, the need for collateral in connection with certain investment techniques (see "Investment Techniques" below), to hold as a reserve pending the payment of dividends to investors and to meet the liquidity requirements of Moody's or other rating agencies that rate the MMP, and to facilitate the payment of expenses and settlement of trades. As noted above, pending investment of the net proceeds of this offering in accordance with the Fund's investment objective and policies, the Fund may invest without limitation in money market instruments. In addition, when the Adviser believes that economic circumstances warrant a temporary defensive posture, the Fund may invest in short-term money market instruments without regard to the normal 15% limitation. To the extent the Fund invests in short-term money market instruments, it may not be pursuing its investment objective of high current income.

                  Money market instruments that the Fund may acquire will be securities rated in the highest short-term rating category by Moody's or S&P or the equivalent from another major rating service, securities of issuers that have received such ratings with respect to other short-term debt or comparable unrated securities. Money market instruments in which the Fund typically expects to invest include: Government Securities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks);

commercial paper rated P-1 by Moody's or A-1 by S&P ; and repurchase agreements. Money market funds in which the Fund may invest, are expected to be rated at least "Aaa" by one or more Rating Agencies.

                  As indicated above, the Fund may invest normally up to 15% of its assets in money market instruments but, under certain circumstances, may invest without limit in money market instruments. Subject to these limits, the Fund may invest up to 25% of its assets in U.S. dollar-denominated money market obligations of foreign banks or foreign branches of U.S. banks but will do so only if the Adviser determines that the obligation presents minimal credit risks. These obligations entail risks that are different from those of investments in obligations of U.S. banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income. Foreign branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to the domestic operations of U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record-keeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank than about a U.S. bank.

                  The Fund may enter into repurchase agreement transactions with certain member banks of the Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price on an agreed-upon date. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying obligation for a relatively short period (usually not more than seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including possible delays or restrictions on the Fund's ability to dispose of the underlying securities. In evaluating these potential risks, the Adviser, on an ongoing basis, monitors (1) with the assistance of the Administrator, the value of the collateral underlying each repurchase agreement of the Fund to ensure that the value is at least equal to the total amount of the repurchase obligation, including interest, and (2) the creditworthiness of the banks and dealers with which the Fund enters into repurchase agreements.

                  GOVERNMENT SECURITIES. Government Securities in which the Fund may invest include direct obligations of the United States and obligations issued by U.S. Government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Included among the securities issued by U.S. Government agencies and instrumentalities are: securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates), securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home

Loan  Banks),   and  securities   that  are  supported  by  the  credit  of  the
instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds).

                  ZERO COUPON SECURITIES. The Fund may invest up to 10% of its total assets in zero coupon securities issued by the U.S. Government, its agencies or instrumentalities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Government Securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Fund's investments in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes a portion of the difference between a zero coupon security's maturity value and its purchase price is taxable income of the Fund each year.

                  Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Government Securities but are not considered to be Government Securities. Although typically under the terms of a custodial receipt the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

                  RESTRICTED SECURITIES (DIRECT PLACEMENTS). The Fund may invest up to 20% of its net assets in securities purchased in direct placements. Securities obtained by means of direct placement typically are less liquid than securities traded on the open market because of statutory or contractual restrictions on resale and thus are often referred to as restricted securities. Such securities are therefore unlike securities traded in the open market, which can be sold immediately if the market is adequate. This lack of liquidity creates special risks for the Fund. However, the Fund could sell such securities if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the Securities Act of 1933, as amended, in privately negotiated transactions with a limited number of purchasers or in public offerings registered under such Act.

                  Direct  placements of securities have  frequently  resulted in higher yields to purchasers and more restrictive covenants to issuers, which may provide greater protection for the purchaser than comparable registered securities. As it has avoided the expense and delay involved in a public offering of its securities, an issuer is often willing to offer the purchaser more attractive features in its securities issued in direct placements. Also, adverse conditions in the public securities markets may at certain times preclude a public offering of an issuer's securities.

                  Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund will carefully monitor the Fund's investments in such securities with particular regard to valuation, liquidity and availability of information.

                  INVESTMENT COMPANY SECURITIES. The Fund may invest up to 10% of its total assets in securities of registered investment companies. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own in the aggregate (1) more than 3% of such issuer's total outstanding voting securities or (2) securities issued by such issuer having an aggregate value in excess of 5% of the Fund's total assets. To the extent that investment advisory and brokerage expenses of an investment company are reflected in the price of its shares held in the Fund's portfolio, there will be a duplication of such expenses.

CONCENTRATION

                  The Fund intends to concentrate its investments in utility companies and companies in the banking industry so that, under normal market conditions, at least 25% of the Fund's total assets will be invested in securities issued by utilities and an additional 25% or more of its total assets will be invested in securities issued by companies in the banking industry. If adverse economic conditions prevail in either or both of these industries at some future date, the Fund, for defensive purposes, temporarily may invest less than 25% of its total assets in the affected industry or industries. This concentration policy is a fundamental policy of the Fund and cannot be changed without approval by the vote of a majority of the Fund's outstanding voting securities, voting as a single class, and a majority of the Fund's outstanding shares of MMP, voting as a separate class, as described under "Investment Restrictions" below.

                  Consistent with the limitations set forth in the preceding paragraph, the portion of the Fund's assets invested in each of the utilities, banking and other industries will vary from time to time. The concentration of the Fund's assets in the utilities and banking industries is a source of potential risk, although the Fund intends to diversify its investments broadly among issuers in order to reduce risk and will be subject to diversification requirements and other investment limitations imposed by Moody's in connection with its rating of the MMP. See "Rating Agency Guidelines and Asset Coverage Requirements."

                  UTILITY SECURITIES. The utilities industry generally includes companies engaged in the generation, transmission or distribution of electric energy, gas, or water, or, in certain instances, the providing of telephone and telecommunications services. Certain segments of the industry and individual companies within such segments may not perform as well as the industry as a whole. Many utility companies historically have been subject to risks of increases in fuel and other operating costs, high interest costs on borrowings needed for capital improvement programs and costs associated with compliance with and changes in environmental and other governmental regulations. In particular, regulatory changes with respect to nuclear and conventionally fueled power generating and transmission facilities could increase costs or impair the ability of the utility companies to operate and utilize such facilities, thus reducing the utility companies' earnings or resulting in losses. Rates of return on investment of certain utility companies are subject to review by government regulators. There can be no assurance that changes in regulatory policies or accounting standards will not negatively affect utility companies' earnings or dividends. Costs incurred by utilities, such as fuel and purchased power costs, often are subject to immediate market action resulting from such things as political or military forces operating in geographic regions where oil production is concentrated or global or regional weather conditions, such as droughts, while the rates of return of utility companies generally are subject to review and limitation by state public utility commissions, which results ordinarily in a lag or an absence of correlation between costs and return. It is also possible that costs may not be offset by return. Utilities have, in recent years, been affected by increased competition, which could adversely affect the profitability or viability of such utilities. Electric utilities may also be subject to increasing economic pressures due to deregulation of generation, transmission and other aspects of their business.

                  BANK HOLDING COMPANY AND BANK STOCKS. Investment in the Fund involves consideration of various regulatory and economic factors affecting bank holding companies and their subsidiary banks.

                  For many years federal and state banking laws and regulations have limited the ability of bank holding companies and banks to compete geographically and have restricted sharply the activities in which they may engage. From time to time, changes in law and regulation have been proposed to permit greater diversification of the financial products of bank holding companies and banks, but often such legislation has bogged down or, if it has been enacted, often it has been limited in the scope of change it has facilitated. In 1994 the Congress enacted legislation that enhanced the ability of bank holding companies and banks to expand by acquisition or branching across state lines. Their ability to engage in nonbanking activities, however, remained very limited.


                   In late 1999 the Congress enacted the Gramm-Leach-Bliley Act, a piece of financial regulation reform legislation that altered the landscape of bank holding company and bank regulation. The Act repealed provisions of the Glass-Steagall Act that since 1933 had severely limited the underwriting of securities by affiliates of banks and it repealed provisions of the Bank Holding Company Act that had severely limited the insurance activities of bank holding companies. The Gramm-Leach-Bliley Act created a new scheme or regulation for FINANCIAL HOLDING COMPANIES--these are bank holding companies with high capital levels, good compliance and management records and good records under the Community Reinvestment Act that have elected to become financial holding companies. Such companies enjoy several prerogatives, versus bank holding companies that have not made this election. First, they are allowed to engage in a broad range of financial activities, including securities and insurance activities, not merely activities that are closely related to banking. Second, they are not subject to any Glass-Steagall-based limitations on their securities underwriting and dealing activities. Third, they are permitted to invest in nonfinancial companies and to control investment funds that invest in such companies. Fourth, they do not require prior Federal Reserve approval to engage in new activities or to acquire non-banking companies. A large number of local and regional bank holding companies have elected to become financial holding companies.

                  Federal law and regulations require commercial banks and bank holding companies to maintain minimum levels of capital and liquidity and to establish loan loss reserves. An insured bank's failure to maintain specified capital ratios may trigger dividend restrictions, suspensions on payments on subordinated debt, and limitations on growth. Bank regulators have broad authority in these instances and can ultimately impose sanctions, including conservatorship or receivership, on such non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders' equity. Unless a bank holding company has subsidiaries other than banks that generate substantial revenues, the holding company's cash flow and ability to declare dividends may be impaired severely by restrictions on the ability of its bank subsidiaries to declare dividends.

                  Fiscal and monetary policies of the government and general economic and political conditions can affect the availability and cost of funds to banks, loan demand and asset quality and thereby impact the earnings and financial condition of banking institutions. Downturns in a regional or local economy or in the general business cycle or depressed conditions in an industry, for example, may adversely affect the quality or volume of a bank's loan portfolio, particularly if the portfolio is concentrated in the affected region or industry. From time to time, general economic conditions have adversely affected financial institutions' energy, agricultural, commercial real estate, less-developed country, venture capital, technology, telecommunications, and highly-leveraged loan portfolios. The impact of a deteriorating economy or industry upon institutions depends, in part, on the size of the institutions, the extent to which they are involved in the type of lending or market affected, the duration of the softening in the affected area and the managerial and capital resources of the institutions. In addition, changes in accounting rules applicable to loans and investment securities also may adversely impact the financial condition of banking institutions.

INVESTMENT TECHNIQUES

                  For hedging purposes or, under certain circumstances, to increase its income, the Fund may employ, among others, the investment techniques described below, although its ability to engage in any of these strategies may be limited by restrictions imposed on the Fund's operations in connection with obtaining and maintaining (i) a rating for the MMP outstanding and (ii) its qualification as a regulated investment company under the Code.

                   FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into interest rate and stock index futures contracts and may purchase and sell put and call options on such futures contracts. The Fund will enter into such transactions for hedging and other appropriate risk-management purposes or to increase return, in accordance with the rules and regulations of the CFTC and the Commission.

                  An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a U.S. Treasury Bond or U.S. Treasury Note) or its equivalent at a future date at a price set at the time of the contract. A stock index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. The Fund may only enter into futures contracts traded on regulated commodity exchanges.

                  Parties to a futures contract must make "initial margin" deposits to secure performance of the contract. There are also requirements to make "variation margin" deposits from time to time as the value of the futures contract fluctuates. The Fund is not a commodity pool and, in compliance with CFTC regulations currently in effect, may enter into any futures contracts and related options for "bona fide hedging" purposes and, in addition, for other purposes, provided that aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See "Tax Matters."

                  Under regulations of the CFTC currently in effect, which may change from time to time, with respect to futures contracts to purchase securities or stock indices, call options on futures contracts purchased by the Fund and put options on futures contracts written by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Commission is that the Fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in a manner similar to that described below for covered options on securities (see "Options on Securities" below) in order to counter the impact of any potential leveraging.

                  The Fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).

                  The Fund may purchase and write put and call options on interest rate futures contracts and stock index futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by the Fund in order to terminate existing positions. There is no guarantee that such closing transactions can be effected at any particular time or at all. In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.

                  An option on an interest rate futures contract or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a stock index futures contract or interest rate futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

                  With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

                  While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Adviser's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that the Adviser's judgment in this respect will be correct.

                  INTEREST RATE SWAPS AND OPTIONS THEREON ("SWAPTIONS"). The Fund may enter into interest rate swap agreements and may purchase and sell put and call options on such swap agreements, commonly referred to as swaptions. The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of preferred securities. Interest rate swap agreements and swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Commission.

                  An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying "notional" amount, in exchange for receiving a variable income stream, usually based on LIBOR, and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate PAYER, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer's perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation. For purposes of completing the analysis, these value changes all work in reverse from the perspective of a fixed rate RECEIVER.

                  A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified "fixed rate" yield (or "exercise" yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a received-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.

                  A pay fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise. A receive fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline. As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

                  It is customary market practice for swaptions to be "cash settled" rather than an actual position in an interest rate swap being established at the time of swaption expiration. For reasons set forth more fully below, the Fund's Adviser expects to enter strictly into cash settled swaptions, i.e., where the exercise value of the swaption is determined by reference to the market for interest rate swaps then prevailing.

                  The pricing and valuation terms of interest rate swap agreements and swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract. Interest rate swaps and swaptions must thus be regarded as inherently illiquid. Interest rate swap agreements are usually (1) between an institutional investor and a broker/dealer firm or bank or (2) between institutional investors. In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps & Derivatives Association ("ISDA"). ISDA represents participants in the privately negotiated derivatives industry. It helps formulate the investment industry's position on regulatory and legislative issues, develops international contractual standards, and offers arbitration on disputes concerning market practice.

                  Under the Rating Agency Guidelines currently in effect, the Fund is authorized to enter into swaptions but not authorized to enter into interest rate swap agreements. The Rating Agency Guidelines may be changed from time to time and those relating to interest rate swaps may be revised by the Fund's Board, without shareholder vote of the Common Stock or the MMP, so long as Moody's has given written notice that such revisions would not adversely affect the rating of the Fund's MMP then in effect.

                  The Board of Directors has limited the Fund's use of interest rate swaps and swaptions as follows: (1) swaps and swaptions must be U.S. dollar denominated and used for hedging purposes only; (2) no more than 5% of the Fund's total assets, at the time of purchase, may be invested in time premiums paid for swaptions; (3) swaps and swaptions must conform to the standards of the ISDA Master Agreement; and (4) the counterparty must be a bank or broker/dealer firm regulated under the laws of the United States of America that is (a) on a list approved by the Fund's Board, (b) with capital of at least $100 million, and (c) which is rated investment grade by both Moody's and S&P.

                  The Fund's Adviser expects that the Fund will be subject to the initial and subsequent mark-to-market collateral requirements that are standard among ISDA participants. These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap or swaption agreements. This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges. As long as the Fund is a purchaser of swaptions, which is the only possibility under currently prevailing Rating Agency Guidelines, the Fund would not have to pledge collateral. However, it would have to monitor the market value of the swaptions held and insure that they are properly collateralized.

                  The Fund has instituted procedures for accurately valuing any swaps or swaptions positions to which it is party. Swaps or swaptions will be valued by the counterparty to the swap or swaption in question. Such valuation will then be compared with the valuation provided by a broker/dealer or bank that is not a party to the swap or swaption. In the event of material discrepancies, the Fund has procedures in place for valuing the swap or swaption, subject to the direction of the Fund's Board, which include reference to (1) third-party information services, such as Bloomberg, and (2) comparison with the Adviser's valuation models.

                  The use of interest rate swaps and swaptions, as the foregoing discussion suggests, are subject to risks and complexities beyond what might be encountered in standardized, exchange traded options and futures contracts. Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the interest rate swap or swaption reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.

                  While the Fund may utilize interest rate swaps and swaptions for hedging purposes, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and swaps or swaptions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of swaps and swaptions to reduce risk involves costs and will be subject to the Adviser's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that the Adviser's judgment in this respect will be correct.

                  OPTIONS ON SECURITIES. In order to hedge against adverse market shifts, the Fund may utilize up to 5% of its assets to purchase put and call options on securities. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the Commission currently in effect, which may change from time to time, a "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own
(1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

                  Similarly, the Commission currently requires that, to support its obligation to purchase the underlying instruments if a put option written by the Fund is exercised, the Fund either (a) deposit with its custodian in a segregated account liquid securities having a value at least equal to the exercise price of the underlying securities, (b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account) or (c) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

                  The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.

                  The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.

                  As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

                  In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

                  OPTIONS ON STOCK INDICES. The Fund may utilize up to 5% of its assets to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's securities, investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that the Adviser's judgment in this respect will be correct.

                  When the Fund writes an option on a stock index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

                  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. New issues of preferred and debt securities may be offered on a when-issued or delayed delivery basis, which means that delivery and payment for the security normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the dividends that will be received on the security are fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of acquiring the securities, but may sell these securities before the settlement date if the Adviser deems it advisable. No additional when-issued or delayed delivery commitments will be made if more than 20% of the Fund's net assets would be so committed. Securities purchased on a when-issued or delayed delivery basis may be subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased or sold on a when-issued or delayed delivery basis may expose the Fund to risk because they may experience these fluctuations prior to their actual delivery. The Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed delivery basis prior to its stated delivery date but will accrue income on a delayed delivery security it has sold. Purchasing or selling securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of liquid securities equal at all times to the amount of the Fund's when-issued and delayed delivery purchase commitments will be established and maintained with the Fund's custodian. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net asset value per share; that is, to the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed delivery basis, greater fluctuations in its net asset value per share may occur than if it has set aside cash to satisfy its purchase commitments.

                  LENDING PORTFOLIO SECURITIES. The Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations, although it has no current intention of doing so. Loans of the Fund's securities, if and when made, may not exceed 33-1/3% of the Fund's assets taken at value. The Fund's loans of securities will be collateralized by cash, letters OF credit or Government Securities that will be maintained at all times in a segregated account with the Fund's custodian in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

                  By lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when Government Securities are used as collateral. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible delay in recovery of the securities or the possible loss of rights in the collateral should the borrower fail financially. The Fund will adhere to the following conditions whenever it lends its securities: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower, which will be maintained by daily marking-to-market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral;
(3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, except that, if a material, event adversely affecting the investment in the loaned securities occurs, the Fund's Board of Directors must terminate the loan and regain the Fund's right to vote the securities.

                  SHORT SALES AGAINST THE BOX. The Fund may make short sales of securities in order to reduce market exposure and/or to increase its income if, at all times when a short position is open, the Fund owns an equal or greater amount of such securities or owns preferred securities, debt or warrants convertible or exchangeable into an equal or greater number of the shares of common stock sold short. Short sales of this kind are referred to as short sales of securities "against the box." The broker-dealer that executes a short sale generally invests the cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Fund will segregate the securities against which short sales against the box have been made in a special account with its custodian. Not more than 10% of the Fund's net assets (taken at current value) may be held as collateral for such sales at any one time.

RISK FACTORS AND SPECIAL CONSIDERATIONS

                  Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in shares of MMP.

                  AUCTION RISK. You may not be able to sell your shares of MMP at an Auction if the Auction fails; that is, if there are more shares of MMP offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain shares of MMP) at an Auction only at a specified rate, and that bid rate exceeds the rate set at the Auction, you will not retain your shares of MMP. Additionally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the Auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. Finally, the Dividend Period may be changed, subject to certain conditions and with notice to the holders of shares of MMP, which could affect the liquidity of your investment. See "Description of MMP" and "The Auction."

                  SECONDARY MARKET RISK. If you try to sell your shares of MMP between Auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $100,000 per share or $100,000 per share plus accumulated dividends. If the Fund has designated a Special Dividend Period (a Dividend Period of more than 49 days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for shares of MMP are not required to maintain this market, and the Fund is not required to redeem shares either if an Auction or an attempted secondary market sale fails because of a lack of buyers. Shares of MMP are not registered on a stock exchange or the Nasdaq stock market. If you sell your shares of MMP to a broker-dealer between Auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last Auction. Investors who purchase shares of MMP in an Auction for a Special Dividend Period should note that because the dividend will be fixed for a longer period, the value of shares of MMP may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction. Accrued MMP dividends, however, should at least partially compensate for the increased market interest rates.

                  RATINGS AND ASSET COVERAGE RISK. While Moody's assigns ratings of "Aa1" to shares of MMP, the rating does not eliminate or necessarily mitigate the risks of investing in shares of MMP. Moody's (or another or substitute rating agency rating the shares of MMP) could downgrade the MMP rating which may make your shares less liquid at an Auction or in the secondary market, though probably with higher resulting dividend rates. If a rating agency downgrades the rating of shares of MMP, the Fund will alter its portfolio or redeem shares of MMP. The Fund may voluntarily redeem shares of MMP under certain circumstances. See "Description of MMP -- Asset Maintenance" for a description of the asset maintenance tests the Fund must meet.

                  INFLATION RISK. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or "real") value of your shares of MMP investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of shares of MMP and distributions declines. In an inflationary period, however, it is expected that, through the auction process, Preferred Shares dividend rates would increase, tending to offset this risk.

                  REINVESTMENT  RISK.  Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded, prepaid or called fixed-income securities at lower interest rates. A decline in income could affect the Fund's ability to pay dividends on shares of MMP. Reinvestment risk also exists for holders of shares of MMP because the shares are subject to involuntary redemption under circumstances where the investor may not be able to achieve a comparable yield or an investment with similar terms and quality.

                  INCOME RISK. The Fund's income is based primarily on the interest it earns from its investments, which can vary widely over the short and long term. If interest rates drop, the Fund's income available over time to make dividend payments with respect to shares of MMP could drop as well if the Fund purchases securities with lower interest coupons.

                  In addition to considerations and risks investing in shares of MMP and relating to particular investment strategies and policies of the Fund discussed above, investment in the Fund involves the following risk factors and special considerations relating to the Fund's structure.

                  FLUCTUATION IN SHARE PRICE. Changes in the level of interest rates are expected to affect the value of the Fund's portfolio holdings of fixed rate and inverse floating rate securities and, under certain circumstances, its holdings of adjustable rate securities and positions in hedging instruments. In addition to fluctuations due to changes in interest rates, the value of the Fund's holdings of preferred and debt securities and common stocks, and as a result, the Fund's net asset value, may also be affected by other market and credit factors, as well as by actual or anticipated changes in tax laws, such as corporate income tax rates and the DRD. Further, the exercise of call provisions on preferred or debt securities by their issuers due to generally falling interest rates or otherwise, could result in the Fund not realizing the benefits of (i) price appreciation in the securities above the call prices and/or (ii) stable income in the event of declining yields for preferred and debt securities. In addition, there can be no assurance that there will be sufficient liquidity of preferred securities to enable the Fund to buy or sell preferred securities at prices that the Adviser believes to be suitable.

                  ILLIQUIDITY. Preferred securities, which will constitute the principal portion of the Fund's assets, may be substantially less liquid than many other securities such as common stocks or Government Securities. At any particular time, a preferred security may not be actively traded in the secondary market, even though it may be listed on the NYSE or other securities exchange. Many preferred securities currently outstanding are listed on the NYSE, although secondary market transactions in preferred securities are frequently effected in the over-the-counter market, even in those preferred securities that are listed. The prices of illiquid securities may be more volatile than more actively traded securities and the absence of a liquid secondary market may adversely affect the ability of the Fund to buy or sell its preferred securities holdings at the times and prices desired and the ability of the Fund to determine its net asset value.

                  INCOME INELIGIBLE FOR DRD; CHANGES IN TAX LAW. Investors should note that the Fund may generate capital gains and other income that does not qualify for the DRD. If, for any taxable year, there is any amount of distributions on shares of MMP retroactively designated by the Fund as ineligible for the DRD, the Fund will be required to make an Additional Distribution to each holder or prior holder of shares of MMP. See "Description of MMP -- Dividends -- Additional Distributions." The Fund may consider a security's potential for appreciation as one factor, among others, in selecting portfolio investments, although it will not seek capital gains as a primary investment objective for the Fund's portfolio as a whole. In previous years, the U.S. Senate and House of Representatives have proposed and enacted legislation designed to reduce the DRD. There can be no guarantee that future congressional action would not further reduce the DRD, which could adversely affect the Fund's holdings of preferred stock. Corporate shareholders of the Fund should consider that the Code contains several limitations on the availability of the DRD.
Accordingly, the DRD is unavailable for corporate shareholders who fail to satisfy the minimum holding period requirement of Section 246(c) of the Code and is reduced for debt-financed holdings of portfolio stock pursuant to the rules of Section 246A of the Code. See "Tax Matters."

                  UNRATED SECURITIES. The Fund may invest in unrated securities that the Adviser determines to be of comparable quality to the rated securities in which the Fund may invest. Dealers may not maintain daily markets in unrated securities and retail secondary markets for many of them may not exist. As a result, the Fund's ability to sell these securities when the Adviser deems it to be appropriate may be diminished.

                  INVERSE FLOATING RATE SECURITIES. The Fund may invest in inverse floating rate securities whose potential return is inversely related to changes in an interest rate. In general, income on these securities is typically expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, these securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities. Inverse floating rate securities are derivative securities and can be considered speculative.

                  LOWER-QUALITY PREFERRED AND DEBT SECURITIES. The Fund is permitted to invest up to 25% of its assets in preferred and debt securities rated at the time of purchase below either "Baa3" by Moody's or "BBB-" by S&P or deemed to be of comparable quality at the time of purchase, but at least equal to either "Ba3" or "BB-" by such rating agencies, respectively. Preferred and debt securities rated "Ba" by Moody's are judged to have speculative elements; their future cannot be considered as well assured and earnings and asset protection may be very moderate. Preferred and debt securities rated "BB" by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative issues, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments. See Appendix A to this Prospectus for a general description of Moody's and S&P's ratings of preferred and debt securities.

                  The Fund may have difficulty disposing of certain preferred and debt securities because the trading market for such lower-quality securities may be thinner than the market for preferred and debt securities generally. To the extent a secondary trading market for lower-quality preferred and debt securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. The market behavior of preferred and debt securities in lower rating categories is often more volatile than that of higher quality securities.

RATING AGENCY GUIDELINES, ELIGIBLE ASSET COVERAGE, DIVIDEND COVERAGE AND 1940 ACT ASSET COVERAGE

                  RATING AGENCY GUIDELINES. The composition of the Fund's portfolio will reflect in part the Rating Agency Guidelines established by Moody's. Compliance with these guidelines is required by the Articles.

                  Moody's is a nationally recognized, independent statistical rating agency that issues ratings that reflect the perceived creditworthiness of various securities. Moody's has developed guidelines in connection with issuances of asset-backed auction rate preferred stocks such as the shares of MMP, generally on a case-by-case basis, through discussions with the issuers of these securities. The Rating Agency Guidelines provide a set of tests designed to assure that the Fund owns sufficient assets and that such assets are sufficiently diversified and are of sufficient credit quality to justify the investment grade rating of "Aa1" from Moody's for the shares of MMP. Certain letter ratings of assets held by the Fund that are specified in the Rating Agency Guidelines may be modified by the addition of a plus or a minus sign or other modifier, which is used to show relative standing within the rating category. References to a particular letter rating in the Articles Supplementary are to the rating without regard to any modifiers, depending on the context.

                  ELIGIBLE ASSET COVERAGE. The Rating Agency Guidelines require the Fund to meet the Eligible Asset Coverage as of every Friday. Investments that do not qualify as Eligible Assets will not be included for purposes of calculating the Eligible Asset Coverage.

                  "Eligible Assets" include, generally:

                  (a) cash, receivables and Short-Term Money Market Instruments;

                  (b) commercial paper, bankers' acceptances, demand deposits, time deposits and certificates of deposit that are not includible as Short-Term Money Market Instruments having on the Eligible Asset Evaluation Date a rating from Moody's of P-2 or better or a rating from S&P of A-1+ or better and maturing within 270 days;

                  (c) certain qualifying Short Term Investment Funds ("STIFs") which may include open end investment companies designated as money market funds;

                  (d) preferred securities, including (1) preferred and preference stocks and other analogous equity securities senior to common equity and (2) hybrid preferreds which rank immediately senior to any class of equity or are beneficiaries of guarantees of similar rank, so long as such preferred securities are either (i) issued by issuers whose senior debt securities are rated at least Baal by Moody's or (ii) rated at least "Ba2" by Moody's (or, if not rated by Moody's, which (i) are issued by issuers whose senior debt securities are rated at least "A" by S&P and (ii) are rated at least "A" by S&P) and, in each case, that meet other credit quality criteria established by Moody's;

                  (e) common stocks of issuers having outstanding senior debt securities rated at least "Baa3" by Moody's (or, if not rated by Moody's are issued by issuers whose senior debt securities are rated at least "A" by S&P) and that meet other credit quality criteria established by Moody's;

                  (f) auction rate preferred stocks rated at least "Aa" by Moody's (or if not rated by Moody's, AAA by S&P or otherwise approved in writing by Moody's) and which have dividend periods of not more that six days greater than the Minimum Holding Period (or, in the case of a new issue, 64 days for the initial dividend period), have never had a failed auction and meet other credit quality criteria established by Moody's;

                  (g) U.S. Treasury Securities;

                  (h) corporate and utility bonds, which are not privately placed, are rated at least "Baa3" by Moody's (or, if not rated by Moody's, at least "A" by S&P) and which meet other credit quality criteria established by Moody's; and

                  (i) securities which the Fund has brought and agreed to sell in the future.

                  To provide diversification in the Fund's portfolio, the Rating Agency Guidelines also impose certain percentage limits to the foregoing categories of Eligible Assets and restrict concentration in any particular industry other than in the utilities and banking industries. See "Description of MMP -- Asset Maintenance." Subject to any applicable provisions of the 1940

Act, by resolution of the Board of Directors and without necessarily amending the Articles or otherwise submitting such resolution for shareholder approval, other assets (including investments which either do not meet the criteria set forth in (a) through (i) above or meet the criteria but are excluded by applicable percentage limits) may be included in Eligible Assets and the descriptions of Eligible Assets and definitions related thereto included in the Articles may be adjusted, modified, altered or changed and any such adjustment, modification, alteration or change will not be deemed to affect the contract rights of shares of MMP or the holders thereof, if Moody's has advised the Fund in writing that the inclusion of such assets or the adjustment, modification, alteration or change in such description would not adversely affect the then-current rating of the shares of MMP.


                   In order to meet the Eligible Asset Coverage, the Fund must hold Eligible Assets with an aggregate value (discounted and reduced by certain liabilities using the procedures described below) equal to or greater than the sum of (i) the aggregate liquidation preference of all of the outstanding shares of MMP, (ii) the amount of the applicable redemption premium on shares of MMP, if any, (iii) the amount of dividends which (whether or not earned or declared) are accumulated on such shares up to the Eligible Asset Evaluation Date and unpaid and which are projected, using methods prescribed by Moody's, to accumulate on the shares of MMP from the Eligible Asset Evaluation Date until the 56th day thereafter and (iv) an amount equal to the amount of the assumed Additional Distributions that would be payable on the shares of MMP. It is anticipated that, initially, assets of the Fund with a value (discounted and reduced by certain liabilities as described below) equal to approximately 65% to 70% of the Fund's total assets will be required to be Eligible Assets in order to meet the Eligible Asset Coverage. Because the Fund will be required to meet the Eligible Asset Coverage, at times it may not be able to take advantage of the full range of investment opportunities that otherwise would be available to it.


                  Moody's has specified certain procedures for valuing the Eligible Assets of the Fund. The values for each Eligible Asset are adjusted by certain discount factors ("Discount Factors") fixed by Moody's and as otherwise set forth in the Articles Supplementary. The aggregate discounted value of the Fund's Eligible Assets is then further reduced by the amount of all liabilities (including, without limitation, declared and unpaid dividends (and any Additional Distributions then due), late charges, interest expense and operating expenses expected to accrue during the next three months, amounts payable to the Fund's agents, any liabilities in connection with repurchase agreements entered into by the Fund and certain amounts includible as liabilities net of related deemed assets of the Fund resulting from options and futures transactions pursuant to the Rating Agency Guidelines) on the Eligible Asset Evaluation Date. For this purpose, the Fund's operating expenses will be deemed to be not less than $200,000, and the Fund's liabilities will also include the redemption price payable with respect to the shares of MMP covered by a Notice of Redemption sent prior to or on the Eligible Asset Evaluation Date. If the Fund fails to meet the Eligible Asset Coverage as of the related evaluation date and fails, within a specified period (generally six Business Days), to cure such failure, such as through the substitution of assets with lower Discount Factors for assets then held by the Fund, the Fund may be required to redeem some or all of the outstanding shares of MMP. See "Description of MMP -- Redemption."

                  DIVIDEND COVERAGE. The Articles Supplementary require the Fund to meet the Dividend Coverage on the Dividend Coverage Evaluation Date, which is generally 30 days preceding each Dividend Payment Date. Dividend Coverage Assets include generally cash, dividends and interest receivables, receivables for securities sold and short-term money market instruments maturing prior to the day preceding the next Dividend Payment Date. The Dividend Coverage will be met if the Fund owns Dividend Coverage Assets with a value equal to the dividends payable on the next Dividend Payment Date, plus the amount of the Fund's liabilities payable on or before such date.

                  OTHER LIMITATIONS IMPOSED BY THE RATING AGENCY GUIDELINES. The Rating Agency Guidelines also currently provide that the Fund may not (i) enter into options and futures transactions except as provided in the next paragraph,
(ii) make short sales of securities unless at all times when a short position is open, the Fund owns an equal or greater amount of such securities or owns preferred securities, debt or warrants convertible or exchangeable into an equal or greater number of the shares of common stocks sold short, (iii) overdraw any bank account (except as may be necessary for the clearance of security transactions) or (iv) borrow money or issue senior securities (as defined in the 1940 Act) other than the shares of MMP. The Fund does not intend to engage in any of these transactions, other than options and futures transactions, unless, in each case, Moody's has advised the Fund in writing that any such action would not adversely affect the then-current rating of the shares of MMP.

                  For so long as the shares of MMP are rated by Moody's, the Fund (i) may buy call or put option contracts on securities or related indices,
(ii) may write only covered call options on securities or related indices, (iii) may write put options on securities or related indices, (iv) may only sell futures contracts as a bona fide hedge of assets held by the Fund, (v) may only engage in futures transactions on an exchange where the exchange or its clearinghouse takes the opposite side of the transaction, (vi) may buy call or put options on futures contracts, (vii) may write put options on futures contracts and may only write call options on futures contracts if such call options are covered by: (1) purchased futures contracts underlying the options,
(2) call positions owned on the futures contracts underlying the call options written or (3) holdings of securities for which the written call options are a bona fide hedge, (viii) may purchase futures contracts as a hedge, (ix) may buy call or put options on interest rate swaps (commonly known as swaptrans), (x) may buy credit default protection derivatives, (xi) to the extent an asset or financial instrument is used to cover a particular option, futures contract or option on a futures contract, will not be able to use such asset or financial instrument to cover any additional option, futures contract or option on a futures contract and (xii) will only engage in common equity index-based futures or options transactions if Moody's advises the Fund that such transaction will not adversely affect its then-current rating on the MMP.

                  For so long as the shares of MMP are rated by Moody's, unless, in each case, Moody's advises the Fund in writing that such action or actions will not adversely affect its then-current rating on the MMP:

                           (i) the composition of the Fund's portfolio will not be altered if the effect of any such alteration would be to cause the Fund, immediately after giving effect to the transaction, to have an Eligible Asset Coverage Amount equal to or in excess of the Net Coverage Value of Eligible Assets as of the previous Eligible Asset Evaluation Date;

                           (ii) if the Eligible Asset Coverage Amount exceeds the Net Coverage Value of Eligible Assets, the Fund will invest the proceeds of the sale or other disposition of an Eligible Asset in an investment having a greater Discount Factor or in an issuer in a different industry from the investment sold or otherwise disposed of only if the effect of such transaction immediately after giving effect thereto would be to reduce the excess of the Eligible Asset Coverage Amount over the Net Coverage Value; and

                           (iii) at such time that the Net Coverage Value of Eligible Assets is less than 25% greater than the Eligible Asset Coverage Amount, the composition of the Fund's portfolio will not be altered if, in the Adviser's reasonable judgment, the result of such alteration would cause Eligible Asset Coverage not to be met.

                  A preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations and does not eliminate or mitigate the risk of investing in such securities. Such rating for the shares of MMP is not a recommendation to purchase, hold or sell the shares of MMP, since the rating does not comment as to market price or suitability for a particular investor. A rating does not address the likelihood that the Auctions will be successful. The ratings are based on current information furnished to Moody's by the Fund and the Adviser, and information obtained by Moody's from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

                  1940 ACT ASSET COVERAGE. In addition to the Rating Agency Guidelines, the Fund is required to comply with the 1940 Act requirement that the value of the Fund's total assets, less liabilities and indebtedness not representing senior securities (as defined in the 1940 Act) of the Fund, must be at least equal, immediately after the issuance of the shares of New MMP, to 200% of the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate liquidation preference of the outstanding shares of MMP. In addition, the Fund is not permitted to declare any cash dividend or other distribution on the Common Stock unless, after deducting the amount of such dividend or distribution at the time of such declaration, the Fund meets the 200% asset coverage requirement.

                  In addition to the foregoing statutory restrictions, the Rating Agency Guidelines stipulate that, if the Fund fails to meet the 1940 Act Asset Coverage as of the related Evaluation Date and fails, within a specified period (generally prior to the next dividend declaration date for the Common Stock or the following month), to cure such failure, it may be required to redeem some or all of the outstanding shares of MMP. See "Description of MMP -- Redemption."

                  CHANGES TO RATING AGENCY GUIDELINES. The Board of Directors, without the vote or the consent of holders of shares of MMP, may from time to time amend certain Rating Agency Guidelines or amend, alter or repeal any or all definitions required to be contained in the Articles by Moody's and certain definitions not otherwise required by Moody's, provided that the Board of Directors receives written confirmation from Moody's that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's to the shares of MMP.

                  GUIDELINES IMPOSED BY OTHER RATING AGENCIES. The Fund also anticipates that the shares of New MMP will receive a rating of "AA+" from Fitch upon their issuance. In connection with that rating, Fitch may impose guidelines and restrictions that vary from those described in this prospectus which relate only to Moody's. The Adviser anticipates that any guidelines imposed by Fitch would not vary in any material respect from those imposed by Moody's and would not materially adversely affect the Fund's investment operations or its ability to achieve its investment objective.

                  For a more complete description of the Fund's assets that will qualify as Eligible Assets and Dividend Coverage Assets and of the requirements of the Eligible Asset Coverage, the Dividend Coverage and the 1940 Act Asset Coverage, see "Description of MMP -- Asset Maintenance."

                             INVESTMENT RESTRICTIONS

                  The Fund has adopted certain fundamental investment restrictions that may not be changed without the prior approval of the holders of a majority of the Fund's outstanding voting securities, voting as a single class, and approval of the holders of a majority of the Fund's outstanding shares of Preferred Stock, including the outstanding shares of MMP, voting as a separate class. A "majority of the Fund's outstanding voting securities" for this purpose means the lesser of (1) 67% or more of the shares of Common Stock and shares of Preferred Stock, including shares of MMP, present at a meeting of shareholders, voting as a single class, if the holders of more than 50% of such shares are present or represented by proxy at the meeting, or (2) more than 50% of the outstanding shares of Common Stock and outstanding shares of Preferred Stock, including the shares of MMP, voting as a single class. A majority of the Fund's outstanding shares of Preferred Stock, including the shares of MMP, for this purpose is determined in a similar manner, by applying the percentages in the previous sentence to outstanding shares of Preferred Stock, including the shares of MMP. For purposes of the restrictions listed below, all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the Fund's portfolio. Under its fundamental restrictions, the Fund may not:

                  (1) Purchase securities (other than Government Securities) of any issuer if as a result of the purchase more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

                  (2) Purchase more than 10% of the voting securities of any one issuer, or more than 10% of the securities of any class of any one issuer, except that (i) this limitation is not applicable to the Fund's investments in Government Securities and (ii) up to 25% of the value of the Fund's total assets may be invested without regard to this 10% limitation.

                  (3) Borrow money, except for temporary or emergency purposes, or in connection with repurchases of its shares or for clearance of transactions, and then only in amounts not exceeding 10% of its total assets (not including the amount borrowed) and as otherwise described in this Prospectus. When the Fund's borrowings exceed 5% of the value of its total assets, the Fund will not make any additional investments.

                  (4) Sell securities short or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options on securities, futures and options on futures, and may make short sales of securities "against the box."

                  (5) Underwrite any issue of securities, except to the extent that the sale of portfolio securities may be deemed to be an underwriting.

                  (6) Purchase, hold or deal in real estate or oil and gas interests, except that the Fund may invest in securities secured by real estate or interests in real estate.

                  (7) Invest in commodities, except that the Fund may enter into futures contracts, including interest rate and stock index futures, and may purchase options and write covered options on futures contracts and securities, as described in this Prospectus.

                  (8) Lend any funds or other assets, except through purchasing debt securities, lending portfolio securities and entering into repurchase agreements consistent with the Fund's investment objective.

                  (9) Issue senior securities other than preferred stock.

                  (10) Invest more than 25% of its total assets in the securities of issuers in any single industry other than each of the utilities and banking industries, except that this limitation will not be applicable to the purchase of Government Securities.

                  (11) Make any investments for the purpose of exercising control or management of any company.

                  Although certain investment techniques are permitted by the restrictions set forth above, the Fund's ability to engage in them may nonetheless be limited or prohibited by the Articles and the Rating Agency Guidelines, which will be applicable as long as any shares of MMP are outstanding. See "Rating Agency Guidelines, 1940 Act Asset Coverage and Dividend Coverage -- Other Limitations Imposed by the Rating Agency Guidelines" and "Description of MMP -- Asset Maintenance."

                  Except for the investment restrictions set forth above, the Fund's investment objective and the Fund's policy of concentrating in the utilities and banking industries, the other policies and percentage limitations referred to in this Prospectus are not fundamental policies of the Fund and, unless provided to the contrary in the Articles, may be changed by the Fund's Board of Directors without shareholder approval. The Fund's 80% investment policy is non-fundamental and may be changed by the Board of Directors without shareholder approval, to become effective on at least 60 days' written notice to shareholders prior to any such change.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

                  The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.


                                                                                         NUMBER OF FUNDS
                                                 TERM OF OFFICE        PRINCIPAL         IN FUND COMPLEX          OTHER
                                POSITIONS(S)     AND LENGTH OF    OCCUPATION(S) DURING       OVERSEEN         DIRECTORSHIPS
   NAME, ADDRESS, AND AGE       HELD WITH FUND    TIME SERVED*       PAST FIVE YEARS        BY DIRECTOR      HELD BY DIRECTOR
   ----------------------       --------------    ------------       ---------------        -----------      ----------------
NON-INTERESTED DIRECTORS:
MARTIN BRODY                   Director          Class I          Retired.                       2          Director, Jaclyn,
c/o HMK Associates                               Director since                                             Inc. (luggage and
30 Columbia Turnpike                             1991                                                       accessories);
Florham Park, NJ 07932                                                                                      Emeritus
Age:  80                                                                                                    Director, Smith
                                                                                                            Barney Mutual
                                                                                                            Funds (18 funds).
DAVID GALE                     Director          Class I          President & CEO of             2                  -
Delta Dividend Group, Inc.                       Director since   Delta Dividend
301 Pine Street                                  1997             Group, Inc.
San Francisco, CA 94104                                           (Investments).
Age:  52

MORGAN GUST++                  Director          Class III        Since January 1,               2                  -
Giant Industries, Inc.                           Director since   1999, Executive Vice
23733 N. Scottsdale Road                         1991             President, Giant
Scottsdale, AZ 85255                                              Industries, Inc.;
Age:  54                                                          and, for more than
                                                                  five years prior
                                                                  thereto, Vice
                                                                  President, General
                                                                  Counsel and Vice
                                                                  President-
                                                                  Administration,
                                                                  Giant Industries,
                                                                  Inc.
ROBERT F. WULF                 Director          Class II         Since March 1984,              2                  -
3560 Deerfield Drive South                       Director since   Financial
Salem, OR 97302                                  1991             Consultant; Trustee,
Age:  64                                                          University of Oregon
                                                                  Foundation; Trustee,
                                                                  San Francisco
                                                                  Theological Seminary.
INTERESTED DIRECTORS:
ROBERT T. FLAHERTY+            Director,         Class III         Employed by Flaherty          2                 --
301 E. Colorado Boulevard      Chairman of the   Director since    & Crumrine
Suite 720                      Board,            1991              Incorporated
Pasadena, CA  91101            President and                       ("Flaherty & Crumrine");
Age:  64                       Chief Executive                     until April 2002, Director of
                               Officer                             Flaherty & Crumrine: prior
                                                                   to December 1996,
                                                                   President of
                                                                   Flaherty & Crumrine

                                                                                         NUMBER OF FUNDS
                                                 TERM OF OFFICE        PRINCIPAL         IN FUND COMPLEX          OTHER
                                POSITIONS(S)     AND LENGTH OF    OCCUPATION(S) DURING       OVERSEEN         DIRECTORSHIPS
   NAME, ADDRESS, AND AGE       HELD WITH FUND    TIME SERVED*       PAST FIVE YEARS        BY DIRECTOR      HELD BY DIRECTOR
   ----------------------       --------------    ------------       ---------------        -----------      ----------------
DONALD F. CRUMRINE+,++         Director, Chief   Class II          Chairman of the               2                 --
301 E. Colorado Boulevard      Financial         Director since    Board, since
Suite 720                      Officer, Chief    1991              December 1996, and
Pasadena, CA  91101            Accounting                          previously held
Age:  54                       Officer, Vice                       other officerships
                               President and                       of Flaherty &
                               Secretary                           Crumrine; Director
                                                                   of Flaherty &
                                                                   Crumrine.
OFFICERS
ROBERT M. ETTINGER             Vice President    Since 1991        Since December               --                 --
301 E. Colorado Boulevard      and Assistant                       1996, President of
Suite 720                      Secretary                           Flaherty & Crumrine.
Pasadena, CA  91101
Age:  43

PETER C. STIMES                Vice President,   Since 1991        Since January                --                 --
301 E. Colorado Boulevard      Treasurer and                       1990, Vice
Suite 720                      Assistant                           President of
Pasadena, CA  91101            Secretary                           Flaherty & Crumrine.
Age:  46
-----------------------

* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

                           CLASS I DIRECTORS - three year term expires at the Fund's 2002 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

                           CLASS II DIRECTORS - three year term expires at the Fund's 2003 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

                           CLASS III DIRECTORS - three year term expires at the Fund's 2004 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

+ "Interested person" of the Fund as defined in the 1940 Act. Messrs. Flaherty and Crumrine are each considered an "interested person" because of their affiliation with the Adviser.
++ As a director, represents holders of shares of the Fund's MMP.


                   BENEFICIAL OWNERSHIP OF SHARES IN FUND AND
                         FUND COMPLEX FOR EACH DIRECTOR

                  Set forth in the table below is the dollar range of equity securities owned by the Directors as of December 31, 2001 in the Fund and the aggregate dollar range of equity securities in the two registered investment companies in the Preferred Funds family.

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                           DOLLAR RANGE OF EQUITY SECURITIES           SECURITIES HELD IN FUND
NAME OF DIRECTOR                               HELD IN THE FUND*(1),(2)                  COMPLEX*,(1),(2)(3)
INDEPENDENT DIRECTORS
Martin Brody                                               B                                      B
David Gale                                                 C                                      C
Morgan Gust                                                C                                      C
Robert F. Wulf                                             C                                      C
INTERESTED DIRECTORS
Robert T. Flaherty                                         E                                      E

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                           DOLLAR RANGE OF EQUITY SECURITIES           SECURITIES HELD IN FUND
NAME OF DIRECTOR                               HELD IN THE FUND*(1),(2)                  COMPLEX*,(1),(2)(3)
Donald F. Crumrine                                         E                                      E
-------------------


* Key to Dollar Ranges:
A.  None
B.  $1 - $10,000
C.  $10,000 - $50,000
D.  $50,000 - $100,000
E.  Over $100,000
(1) No director of officer of the Fund owned any shares of MMP as of December 31, 2001.
(2) This  information  has been  furnished  by each  Director as of December 31,
    2001.   "Beneficial   ownership"  is  determined  in  accordance  with  Rule
    16a-1(a)(2) of the Securities Exchange Act of 1934.
(3) Less than 1%.

                  Each Director who is not a director, officer or employee of the Adviser or any of its affiliates receives a fee of $9,000 per annum plus $500 for each in-person meeting of the Board of Directors or any committee and $100 for each such meeting conducted by telephone conference call. In addition, all Directors are reimbursed for travel and out-of-pocket expenses associated with attending Board of Directors or committee meetings. The Board of Directors held seven meetings (three of which were held by telephone conference call) during the fiscal year ended November 30, 2001, and each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he was a member.

                  The Board of Directors is divided into three classes having terms of three years. At the annual meeting of shareholders in each year, the term of one class expires and Directors are elected to serve in that class for terms of three years. Under the Articles and the 1940 Act, holders of shares of MMP, voting as a single class, will elect two Directors and holders of the Common Stock will elect the remaining Directors, subject to the provisions of the 1940 Act and the Articles, which permit the holders of shares of MMP to elect the minimum number of additional Directors that when combined with the two Directors elected by the holders of shares of MMP would give the holders of shares of MMP a majority of the Directors when dividends are in arrears for two full years. Donald F. Crumrine and Morgan Gust represent the holders of shares of MMP, and the remaining Directors are subject to election by Common Stock shareholders. Directors elected by holders of Common Stock and shares of MMP will be apportioned among the classes of Directors. The Articles limit the liability of Directors and officers of the Fund to the Fund or its shareholders for damages, and require that the Fund indemnify its Directors and officers against liabilities and expenses incurred by reason of their services to the Fund, to the fullest extent permitted by Maryland law. These provisions do not apply to liabilities or expenses incurred as a result of any Director's or officer's willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Fund, at its expense, provides liability insurance for the benefit of its Directors and officers.

                  Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. The Directors approve all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Adviser.


                  The Audit Committee is comprised of all of the independent directors of the Fund (Messrs. Brody, Gale, Gust and Wulf). The role of the Fund's Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Directors of the Fund on January 14, 2002. As set forth in the Charter, management is responsible for the preparation, presentation and integrity of the Fund's financial statements, and for the procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America. The Audit Committee met three times during the Fund's last fiscal year.

                  The Fund's  Nominating  Committee  is  comprised of all of the independent directors of the Fund. The Nominating Committee is responsible for considering candidates for election to the Board of Directors in the event a position is vacated or created. The Nominating Committee will consider recommendations by shareholders if a vacancy were to exist. Any such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee met three times during the Fund's last fiscal year.

COMPENSATION

          The following table sets forth certain information regarding the compensation of the Fund's Directors for the fiscal year ended November 30, 2001. No executive officer or person affiliated with the Fund received compensation from the Fund during the fiscal year ended November 30, 2001 in excess of $60,000. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund.

                               COMPENSATION TABLE

                                                                                       TOTAL COMPENSATION FROM FUND
             NAME OF PERSON                      AGGREGATE COMPENSATION FROM          AND FUND COMPLEX PAID TO FUND
              AND POSITION                                 THE FUND                             DIRECTORS*

Robert T. Flaherty                               $     0                                   $     0
Director, Chairman of the Board,
President and Chief Executive Officer

Donald F. Crumrine                               $     0                                   $     0
Director, Chief Financial Officer, Chief
Accounting Officer, Vice President and
Secretary

Martin Brody                                     $12,800                                   $25,600
Director

David Gale                                       $13,400                                   $26,800
Director

Morgan Gust                                      $13,400                                   $26,800
Director

Robert F. Wulf                                   $13,400                                   $26,800
Director
-------------------

* Represents the total compensation paid to such persons for the fiscal year ended November 30, 2001 by those funds which are considered part of the same "fund complex" because they have a common investment adviser.

INVESTMENT ADVISER


                   Flaherty & Crumrine Incorporated serves as the Fund's investment adviser pursuant to an advisory agreement between the Fund and the Adviser (the "Advisory Agreement"). The Adviser, which was organized in 1983 and has offices at 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101, specializes in the management of portfolios of preferred securities, including related hedging activities, for institutional investors and had aggregate assets under management, as of April 30, 2002 (which include the net assets of the Fund) of approximately $806 million. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and also serves as an investment adviser to Preferred Income Opportunity Fund Incorporated, a closed-end investment company investing primarily in preferred securities, which as of April 30, 2002 had approximately $196 million in aggregate net assets. In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger and Stimes, whose backgrounds are described above. In addition, R. Eric Chadwick is a vice president of the Adviser and is involved in day-to-day investment operations. Mr. Chadwick has been a portfolio lmanager of the Adviser since 1999 and a vice president of the Adviser since 2001. Mr. Chadwick was a portfolio manager of Koch Industries, Inc. from January 1997 through November 1998. Mr. Flaherty may be deemed to control the Adviser by virtue of his ownership of 40% of the Adviser.

                  Subject to the supervision and direction of the Fund's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's investment objective and policies, places orders to purchase and sell securities and employs professional portfolio managers and securities analysts who provide research services to the Fund. For its services, the Adviser is paid a fee computed and paid monthly at the annual rate of .625 of 1.00% on the Fund's average monthly net assets up to $100 million and .50 of 1.00% on the Fund's average monthly net assets of $100 million or more. (FOR PURPOSES OF CALCULATING SUCH FEE, THE FUND'S AVERAGE MONTHLY NET ASSETS WILL BE DEEMED TO BE THE AVERAGE MONTHLY VALUE OF THE FUND'S TOTAL ASSETS MINUS THE SUM OF THE FUND'S LIABILITIES (WHICH LIABILITIES EXCLUDE THE AGGREGATE LIQUIDATION PREFERENCE OF THE OUTSTANDING MMP, INCLUDING THE SHARES OF NEW MMP) AND ACCUMULATED DIVIDENDS, IF ANY, ON THE MMP.) If the net proceeds of this offering are taken into account, the aggregate annual compensation payable by the Fund to the Adviser would equal approximately .557 of 1.00% of the Fund's net assets.

                   In the fiscal years ended November 30, 1999, 2000 and 2001, the Adviser earned advisory fees from the Fund totaling $1,167,583, $1,072,550 and $1,103,732, respectively.


                  The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except liability resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreement ("disabling conduct"). The Advisory Agreement also provides that the Fund will indemnify the Adviser for any loss, claim, damage, liability or expense not resulting from disabling conduct on the part of the Adviser.

CODE OF ETHICS

                  The Fund and the Adviser have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) certain Covered Persons may not invest in initial public offerings without prior approval.

                  The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

ADMINISTRATOR AND TRANSFER AGENT


                   PFPC Inc., a member of the PNC Financial Services Group, serves as the Fund's administrator. In its capacity as Administrator, PFPC Inc. calculates the net asset value of the Common Stock and generally assists in all aspects of the administration and operation of the Fund. As compensation for PFPC Inc.'s services as Administrator, the Fund pays PFPC Inc. a fee computed and paid monthly at the annual rate of 0.10 of 1.00% of the value of the Fund's average monthly net assets (which, for purposes of calculating such fee, will be deemed to be the average monthly value of the Fund's total assets minus the sum of the Fund's liabilities (which liabilities exclude the aggregate liquidation preference of the outstanding MMP, including the shares of New MMP) and accumulated dividends, if any, on the MMP). PFPC Inc. also serves as the Fund's Common Stock servicing agent (transfer agent), dividend-paying agent and registrar. As compensation for PFPC Inc.'s services as such, the Fund pays PFPC Inc. a fee computed and paid monthly at an annual rate of .02 of 1.00% of the Fund's average monthly net assets, computed as described above, plus certain out-of-pocket expenses. In the fiscal years ended November 30, 1999, 2000 and 2001, PFPC Inc. earned fees for its services from the Fund totaling $285,568, $265,306 and $274,045, respectively.

DURATION AND TERMINATION; NON-EXCLUSIVE SERVICES


                   The Advisory Agreement became effective on January 24, 1991 and, unless earlier terminated as described below, remains in effect for two years and from year to year thereafter if approved annually (1) by the Board of Directors of the Fund or by the holders of a majority of the Fund's outstanding voting securities and (2) by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Agreement terminates on its assignment by any party and may be terminated without penalty on 60 days' written notice at the option of any party or by vote of the shareholders of the Fund. The Administration Agreement was effective on November 1, 2001 and will terminate on October 31, 2002 unless approved annually by the Board of Directors of the Fund. The Administration Agreement is terminable upon 60 days' notice by either party to the agreement.


                  The services of the Adviser or PFPC Inc. are not deemed to be exclusive, and nothing in the relevant service agreements prevents either of them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

ESTIMATED EXPENSES

                  The Adviser and PFPC are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay the fees of all Directors of the Fund who are affiliated with the Adviser, except that the Fund will bear travel expenses or an appropriate portion thereof of directors, officers or employees of the Adviser to the extent such expenses relate to attendance at meetings of the Fund's Board of Directors or any committee thereof. The Fund pays all other expenses incurred in the operation of the Fund including, among other things, advisory, consulting and administration fees, expenses for legal and independent accountants' services, costs of printing proxies, stock certificates and shareholder reports, charges of the custodian and transfer and dividend-paying agent and registrar, expenses in connection with the Dividend Reinvestment and Cash Purchase Plan, Commission fees, fees and expenses of unaffiliated Directors, membership fees in trade associations, fidelity bond coverage for the Fund's officers and employees, Directors' and officers' errors and omissions and liability insurance coverage, interest, brokerage costs and stock exchange fees, taxes, stock exchange listing fees and expenses, expenses of qualifying the Fund's shares for sale in various states, expenses in connection with auctions of the MMP, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.


                   Expenses in connection with this offering, estimated at $210,000 , will be payable upon completion of the offering and will be charged to common equity capital.

                             PRINCIPAL STOCKHOLDERS




                  As a holder of more than 25% of the Fund's Common Stock, The Commerce Group, Inc., organized under the laws of the State of Massachusetts, is a control person of the Fund, as such term is defined in Section 2(a)(9) of the 1940 Act. In addition to The Commerce Group, Inc. the following persons are the only persons holding of record more than 5% of the outstanding shares of Common Stock as of April 30, 2002:


Name and Address                       Amount of                 Percent of
of Record Owner                    Record Ownership                 Class
--------------------------------------------------------------------------------
The Commerce Group, Inc.             2,981,500                      30.0%
211 Main Street
Webster, MA  01570-0758


                             PORTFOLIO TRANSACTIONS

GENERAL

                  The Fund's portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. In general, preferred stocks are traded on a net basis with dealers acting as principal for their own account. While there is no stated commission on such transactions, the price usually includes compensation for the risk and costs incurred by the dealer. When a party acts as agent, a stated commission cost will be incurred. The Adviser will consider the commission cost in determining the effective price of the security. Orders are placed directly with a principal market maker unless a better price can be obtained by using a broker. Newly issued securities are purchased directly from the issuer or the underwriter. The prices paid to underwriters of newly issued securities usually include a concession paid by the issuer to the underwriter.

                  Transactions on behalf of the Fund are allocated by the Adviser in its best judgment to various dealers, which may include Lehman and other members of the syndicate that participated in the underwriting of the Common Stock. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Adviser to supplement its own research and analysis with the views and information of other securities firms. Research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular issues and industries.

                  Brokerage and research services furnished by brokers and dealers through which the Fund effects securities transactions may be used by the Adviser in advising other accounts and, conversely, brokerage and research services furnished to the Adviser by brokers and dealers in connection with other accounts advised by the Adviser may be used by the Adviser in advising the Fund. Although it is not possible to place a dollar value on these services, it is the Adviser's view that the receipt and study of such services should not reduce the overall costs of its research services.

                   Since the Fund's inception, neither the Fund nor the Adviser, pursuant to any agreement or understanding with a broker or otherwise through an internal allocation procedure, directed the Fund's brokerage transactions to a broker or brokers because of research services provided. Investment decisions for the Fund are made independently from those of other accounts advised by the Adviser. If such other accounts are prepared to invest in, or desire to dispose of, securities at the same time as the Fund, however, available investments or opportunities for sales will be allocated equitably to each entity. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.


                   For the fiscal years ended November 30, 1999, 2000 and 2001, the Fund paid $80,146, $73,439 and $53,964, respectively, in brokerage commissions. Of this amount, no brokerage commissions were paid to affiliates of the Fund, the Adviser, or affiliates of such entities, or to affiliates of Lehman.


                  The Fund's Board of Directors periodically reviews the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund.

                                 NET ASSET VALUE

                  The net asset value of the Fund's Common Stock is determined by PFPC Inc. no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, (ii) the aggregate liquidation value of the outstanding shares of MMP and (iii) accumulated and unpaid dividends on the outstanding shares of MMP.

                  Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation, except as described hereafter. In the absence of sales of listed securities and with respect to (a) securities for which the most recent sale prices are not deemed to represent fair market value and (b) unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon ("swaptions") are valued at the prices obtained from the broker/dealer or bank that is the counterparty to such instrument, subject to comparison of such valuation with a valuation obtained from a broker/dealer or bank that is not a counterparty to the particular derivative instrument. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors, including reference to valuations of other securities which are comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost. Investments in money market funds are valued at their net asset value.

                                   THE AUCTION

GENERAL

                  The Articles Supplementary provide that the Applicable Rate per annum for each Subsequent Rate Period after the Initial Rate Period with respect to shares of MMP shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Rate Period from implementation of the auction procedures (the "Auction Procedures") set forth in the Articles Supplementary, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell such shares. Each periodic implementation of the Auction Procedures, which are attached as Appendix B to this Prospectus, is referred to herein as an "Auction."

                  As used herein with respect to shares of New MMP, (i) "Applicable Rate" means the rate per annum at which dividends are payable on such shares for any Rate Period thereof, (ii) "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of such shares, (iii) "Business Day" means a day on which the NYSE is open for trading and is not a Saturday, Sunday or other day on which banks in New York City are authorized by law to close, (iv) "Date of Original Issue" means the date on which the Fund initially issued such shares, (v) "Dividend Payment Date" means any date on which dividends on such shares are payable as provided under "Description of MMP -- Dividends -- General," (vi) "Dividend Period" means the period from and including the Date of Original Issue of such shares to but excluding the initial Dividend Payment Date for such shares and any period thereafter from and including one Dividend Payment Date for such shares to but excluding the next succeeding Dividend Payment Date for such shares, (vii) "`Existing Holder" means a Broker-Dealer (or any such other person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of such shares, (viii) "Initial Rate Period" means the period from and including the Date of Original Issue of such shares to but excluding the first Dividend Payment Date with respect to such shares, (ix) "Potential Beneficial Owner" means a customer of a Broker-Dealer that is not a Beneficial Owner of such shares but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional shares, (x) "Potential Holder" means a Broker-Dealer (or any such other person as may be permitted by the Fund) that is not an Existing Holder of such shares or that is an Existing Holder of such shares that wishes to become the Existing Holder of additional shares, (xi) "Rate Period" means the Initial Rate Period of such shares and any Subsequent Rate Period of such shares, (xii) "Subsequent Rate Period" means any period from and including the first day following the Initial Rate Period for such shares to but excluding the next Dividend Payment Date for such shares and any period thereafter from and including one Dividend Payment Date for such shares to but excluding the next succeeding Dividend Payment Date for such shares, PROVIDED, HOWEVER, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof, (xiii) "Minimum Rate Period" means any Rate Period consisting of 49 Rate Period Days or such greater or lesser number of Rate Period Days as shall be established as the Minimum Rate Period by resolution of the Board of Directors of the Fund as provided under "Description of MMP -- Dividends -- General," and (xiv) "Special Rate Period" means any Subsequent Rate Period commencing on the date designated by the Fund, as set forth under "Description of MMP -- Dividends -- Designation of Special Rate Periods" and ending on the last day of the last Dividend Period thereof.

                  This   summary  is  qualified  by  reference  to  the  Auction
Procedures set forth in Appendix B hereto. The settlement procedures to be used with respect to Auctions for shares of MMP are set forth in Appendix C hereto.

                  AUCTION AGENCY AGREEMENT. The Fund has entered into an agreement (the "Auction Agency Agreement") with Bankers Trust Company (together with any successor bank or trust company or other entity entering into a similar agreement with the Fund, the "Auction Agent"), which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for the MMP so long as the Applicable Rate is to be based on the results of an Auction.

                  BROKER-DEALER AGREEMENT. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent will enter into a Broker-Dealer Agreement with Lehman Brothers Inc. and may enter into similar agreements with one or more additional Broker-Dealers selected by the Fund, which provide for the participation of Broker-Dealers in Auctions. See "Broker-Dealers" below.

                  SECURITIES DEPOSITORY. The Depository Trust Company ("DTC" and, together with any successor securities depository selected by the Fund, the "Securities Depository") will act as the Securities Depository for the Agent Members with respect to shares of MMP. One certificate for all of the shares of New MMP will be registered in the name of Cede & Co. (together with any successor nominee, "Cede"), as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of New MMP contained in the Articles Supplementary. The Fund will also issue stop-transfer instructions to the transfer agent for shares of New MMP. Prior to the commencement of the rights of holders of shares of Preferred Stock to elect a majority of the Fund's Directors, as described below under "Description of MMP - Voting Rights," Cede will be the holder of record of all shares of MMP, and Existing Holders of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

                  If DTC shall give notice of its intention to resign as the Securities Depository and if the Fund shall not have selected a substitute Securities Depository, then upon such resignation, the MMP shall be registered for transfer or exchange, and a new certificate or certificates shall be issued in the name or names of the designated transferee or transferees upon surrender of the old certificate or certificates in the form deemed by the Auction Agent to be properly endorsed for transfer with all necessary endorsers' signatures guaranteed, in such manner and form as the Auction Agent may require, by a guarantor reasonably believed by the Auction Agent to be responsible, accompanied by such assurances as the Auction Agent shall deem necessary or appropriate to evidence the genuineness and effectiveness of each necessary endorsement and satisfactory evidence of compliance with all applicable laws relating to the collection of taxes or funds necessary for the payment of such taxes.

                  DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant the "Agent Member") in shares of MMP, whether for its own account or as a nominee for another person.

AUCTION DATES; ADVANCE NOTICE OF ALLOCATION OF INCOME INELIGIBLE FOR DIVIDENDS RECEIVED DEDUCTION

                  An Auction to determine the Applicable Rate with respect to shares of MMP for each Rate Period after the Initial Rate Period thereof will be held on the Business Day next preceding the first day of such Rate Period (the date of each Auction being referred to herein as an "Auction Date"). The first Auction for shares of New MMP will be held on Wednesday, June 5, 2002, the Business Day preceding the Dividend Payment Date for the Initial Rate Period (see "Description of MMP -- Dividends"). Thereafter, Auctions will normally be held every seventh Wednesday after the preceding Dividend Payment Date, and each Subsequent Rate Period will normally begin on the following Thursday, unless the then-current Rate Period is a Special Rate Period or, in certain circumstances, the days that would normally be the Auction Date or the first or second day of such Subsequent Rate Period are not Business Days. The Auction Date and the first day of the related Rate Period (also a Dividend Payment Date) must be Business Days but need not be consecutive days. See "Description of MMP -- Dividends" for information concerning the circumstances under which the first day of a Rate Period or the Auction Date, or both, may be moved to a date other than such specified days.

                  Whenever the Fund desires to allocate any net realized capital gains or other income ineligible for the DRD to any dividend on shares of MMP, or characterizes any portion of the dividend to be paid on such shares as constituting a return of capital, the Fund may elect to notify the Auction Agent of the amount estimated to be so allocated not less than six Business Days next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its customers who are Beneficial Owners and Potential Beneficial Owners believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

ORDERS BY EXISTING HOLDERS AND POTENTIAL HOLDERS

                  Prior to the Submission Deadline on each Auction Date with respect to shares of MMP:

                  (a) each Beneficial Owner of such shares may submit to its Broker-Dealer by telephone or otherwise a:

                           (i) Hold Order -- indicating the number of outstanding shares, if any, of MMP that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for such shares for the next Rate Period;

                           (ii) Bid -- indicating the number of outstanding shares, if any, of MMP that such Beneficial Owner offers to sell if the Applicable Rate for such shares for the next Rate Period shall be less than the rate per annum specified by such Beneficial Owner; and/or

                           (iii) Sell Order -- indicating' the number of outstanding shares, if any, of MMP that such Beneficial Owner offers to sell without regard to the Applicable Rate for such shares for the next Rate Period; and

                  (b) Broker-Dealers will contact customers who are Potential Beneficial Owners by telephone or otherwise to determine whether such customers desire to submit Bids, in which they will indicate the number of shares of MMP that they offer to purchase if the Applicable Rate for such shares for the next Rate Period is not less than the rate per annum specified in such Bids.

                  The communication to a Broker-Dealer of the foregoing information is herein referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order with its Broker-Dealer is herein referred to as a "Bidder" and collectively as "Bidders." The submission by a Broker-Dealer of an Order to the Auction Agent shall likewise be referred to herein as an "Order" and collectively as "Orders," and an Existing Holder or Potential Holder who places an Order with the Auction Agent or on whose behalf an Order is placed with the Auction Agent shall likewise be referred to herein as a "Bidder" and collectively as "Bidders."

                  A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of MMP then held by such Beneficial Owner. A Bid placed by a Beneficial Owner specifying a rate higher than the Applicable Rate determined in the Auction shall constitute an irrevocable offer to sell the shares subject thereto at a price per share equal to $100,000. A Beneficial Owner that submits a Bid to its Broker-Dealer having a rate higher than the Maximum Rate on the Auction Date will be treated as having submitted a Sell Order to its Broker-Dealer. A Beneficial Owner that fails to submit to its Broker-Dealer prior to the Submission Deadline an Order or Orders covering all the Outstanding shares of MMP held by such Beneficial Owner will be deemed to have submitted a Hold Order to its Broker-Dealer covering the number of Outstanding shares of MMP held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit to its Broker-Dealer prior to the Submission Deadline an Order or Orders covering all of the Outstanding shares of MMP held by such Beneficial Owner for an Auction relating to a Special Rate Period consisting of more the Minimum Rate Period, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer covering the number of Outstanding shares of MMP held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the shares of MMP subject thereto at a price per share equal to $100,000. A Beneficial Owner that offers to become the Beneficial Owner of additional shares of MMP is, for purposes of such offer, a Potential Beneficial Owner.

                  A Potential Beneficial Owner may submit to its Broker-Dealer Bids in which it offers to purchase shares of MMP if the Applicable Rate for the next Rate Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate not higher than the Maximum Rate shall constitute an irrevocable offer to purchase the number of shares of MMP specified in such Bid at a price per share equal to $100,000 if the rate determined in the Auction is equal to or greater than the rate specified in such Bid.

                  As described more fully below under "Submission of Orders by Broker-Dealers to Auction Agent," the Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner, as described in the preceding paragraph. Similarly, any failure by a Broker- Dealer to submit to the Auction Agent an Order in respect of any shares of MMP held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of shares of MMP held by it, as described in the second preceding paragraph. For information concerning the priority given to different types of Orders placed by Existing Holders, see "Submission of Orders by Broker-Dealers to Auction Agent," below.

                  Neither the Fund nor an affiliate may submit an Order in any Auction.

                  The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of MMP that is fewer than the number of shares of MMP specified in its Order. See "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares," below. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. Each purchase or sale shall be made for settlement on the Business Day next succeeding the Auction Date at a price per share equal to $100,000. See "Notification of Results; Settlement," below.

                  As described above, any Bid specifying a rate higher than the Maximum Rate will (i) be treated as a Sell Order if submitted by a Beneficial Owner or an Existing Holder and (ii) not be accepted if submitted by a Potential Beneficial Owner or a Potential Holder. Accordingly, the Auction Procedures establish the Maximum Rate as a maximum rate per annum that can result from an Auction. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares," below.

                  As used herein, "Maximum Rate," when used with respect to shares of MMP on an Auction Date, means:

                           (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (1) the "AA" Composite Commercial Paper Rate on such Auction Date for the next Rate Period of such shares and
         (2) the Rate Multiple on such Auction Date, unless such shares have or had a Special Rate Period and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of such shares after such Special Rate Period, in which case the higher of:

                                (A) the  dividend  rate on such  shares  for the
                           then-ending Rate Period, and

                                (B) the  product  of (x) the  higher  of (I) the
                           "AA" Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period of such shares, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or longer, and (II) the "AA" Composite Commercial Paper Rate on such Auction Date for such Special Rate Period of such shares, if such Special Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Special Rate Period, if such Special Rate Period is one year or longer, and (y) the Rate Multiple on such Auction Date; or

                           (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (1) the highest of (x) the "AA" Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period of such shares, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or longer, (y) the "AA" Composite Commercial Paper Rate on such Auction Date for the Special Rate Period for which the Auction is being held, if such Special Rate Period is less than one year, or the Treasury Rate on such Auction Date for the Special Rate Period for which the Auction is being held, if such Special Rate Period is one year or longer, and (z) the "AA" Composite Commercial Paper Rate on such Auction Date for Minimum Rate Periods and (2) the Rate Multiple on such Auction Date.

                  The applicable "AA" Composite Commercial Paper Rates and Treasury Rates will be the rates announced on such Auction Date for the Business Day immediately prior to such Auction Date. The "Rate Multiple" for shares of MMP on any Auction Date will be a percentage, determined as set forth below, based on the prevailing rating of such shares in effect at the close of business on the Business Day next preceding such Auction Date:

                              PREVAILING RATE              PERCENTAGE
                              ---------------              ----------
                  "Aa3" or higher.............................150%
                  "A3"........................................175%
                  "Baa3"......................................200%
                  Below "Baa3"................................225%

PROVIDED, HOWEVER, that if the Fund has notified the Auction Agent that it expects that any portion of the dividend to be paid on the shares of MMP will be ineligible for the DRD in such Rate Period, or any portion of the dividend to be paid in such Rate Period on such shares will be characterized as constituting a return of capital, prior to the Auction establishing the Applicable Rate for such shares, the applicable percentage in the foregoing table with respect to such portion of the dividend shall be multiplied by (x) one minus the product of
(i) one minus the DRD rate and (ii) the maximum marginal regular Federal income tax rate generally applicable to corporations (currently 35%) and (y) divided by the quantity one minus the maximum marginal regular Federal income tax rate generally applicable to corporations (currently 35%).

                  For purposes of this determination, the "prevailing rating" of shares of MMP shall be (i) "Aa3" or higher if such shares have a rating of "Aa3" or better by Moody's or the equivalent of such rating by Moody's, or a substitute rating agency selected as provided below, (ii) if not "Aa3" or higher, then "A3" if such shares have a rating of "A3" or better by Moody's or the equivalent of such rating by Moody's or a substitute rating agency selected as provided below, (iii) if not "Aa3" or higher or "A3, " then "Baa3" if such shares have a rating of "Baa3" or better by Moody's or the equivalent of such rating by Moody's or a substitute rating agency selected as provided below, and
(iv) if not "Aa3" or higher, "A3" or "Baa3," then "below Baa3". The Fund will take all reasonable action necessary to enable Moody's to provide a rating for shares of MMP. If Moody's shall not make such a rating available, the Fund, subject to the approval of Lehman or its successor, or, in their absence, a majority of the outstanding shares of MMP not held by the Fund or its affiliates, shall select any one or more nationally recognized statistical rating organizations (as that term is used in the rules and regulations of the Commission under the Securities Exchange Act of 1934) to act as substitute rating agency, as the case may be, and the Fund shall take all reasonable action to enable such rating agency to provide a rating for the shares of MMP.

SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT

                  Prior to the Submission Deadline, each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder in respect of the shares of MMP subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

                  If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate to the next highest one-thousandth (.001) of 1%.

                  If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of outstanding shares of MMP subject to such Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:

                  (a) all Hold Orders will be considered valid, but only up to and including in the aggregate the number of shares of MMP held by such Existing Holder;

                  (b) (i) any Bid will be considered valid up to and including the excess of the number of outstanding shares of MMP held by such Existing Holder over the number of shares of MMP subject to any Hold Orders referred to in clause (a) above;

                           (ii) subject to subclause (i), if more than one Bid of an Existing Holder is submitted to the Auction Agent with the same rate and the number of shares of MMP subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of shares of MMP subject to each Bid with the same rate will be reduced pro rata to cover the number of shares of MMP equal to such excess;

                           (iii) subject to subclauses (i) and (ii), if more than one Bid of an Existing Holder is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                           (iv) in any such event, the number, if any, of such shares subject to Bids not valid under this clause (b) will be treated as the subject of a Bid by or on behalf of a Potential Holder at the rate specified therein; and

                           (v) all Sell Orders will be considered valid up to and including the excess of the number of outstanding shares of MMP held by such Existing Holder over the sum of shares of MMP subject to valid Hold Orders referred to in clause (a) above and valid Bids referred to in clause (b) above. If more than one Bid of a Potential Holder is submitted to the Auction Agent by or on behalf of any Potential Holder, each Bid submitted will be a separate Bid with the rate and number of shares therein specified.

DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE

                  Not earlier than the Submission Deadline on each Auction Date, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Hold Order, Bid or Sell Order as submitted or deemed submitted by a Broker-Dealer being herein referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of Outstanding shares of MMP over the number of Outstanding shares of MMP subject to Submitted Hold Orders (such excess being herein referred to as the "Available MMP") and whether sufficient clearing bids ("Sufficient Clearing Bids") have been made in the Auction. Sufficient Clearing Bids will have been made if the number of Outstanding shares of MMP that are the subject of Submitted Bids of Potential Holders specifying rates not higher than the Maximum Rate equals or exceeds the number of Outstanding shares that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates higher than the Maximum Rate), unless the same occurs because all of the Outstanding shares are subject to Submitted Hold Orders.

                  If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate specified in the Submitted Bids (the "Winning Bid Rate") that, taking into account the rates in the Submitted Bids of Existing Holders, would result in Existing Holders continuing to hold an aggregate number of Outstanding shares of MMP that, when added to the number of Outstanding shares of MMP to be purchased by Potential Holders, based on the rates in their Submitted Bids, would equal not less than the Available MMP. In such event, the Winning Bid Rate will be the Applicable Rate for the next Rate Period for all shares of MMP.

                  If Sufficient Clearing Bids have not been made, the Applicable Rate for the next Rate Period for all shares of MMP will be equal to the Maximum Rate. If Sufficient Clearing Bids have not been made, Beneficial Owners that have submitted or that are deemed to have submitted Sell Orders may not be able to sell in the Auction all shares of MMP subject to such Sell Orders but will continue to own shares of MMP for the next Rate Period, dividends for which may include income ineligible for the DRD. See "The Auction -- Auction Date; Advance Notice of Allocation of Income Ineligible for DRD" above and "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares," below.

                  If all of the outstanding shares of MMP are subject to Submitted Hold Orders, the Applicable Rate for the next Rate Period for all shares of MMP will be equal to (x) the product of (i) either (1) the "AA" Composite Commercial Paper Rate in effect on such Auction Date for such Rate Period, if such Rate Period is less than one year or (2) the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or longer, and (ii) one minus the maximum marginal regular Federal income tax rate generally applicable to corporations (currently 35%), divided by (y) one minus the product of (1) one minus the DRD rate and (2) the maximum marginal regular Federal income tax rate generally applicable to corporations (currently 35%), PROVIDED, HOWEVER, that if the Fund has notified the Auction Agent that any portion of the dividend to be paid on the shares of MMP is expected to be ineligible for the DRD in such Rate Period, or characterizes any portion of the dividend to be paid in such Rate Period on such shares as constituting a return of capital, the Applicable Rate in respect of that portion of the dividend on shares of MMP for such Rate Period that represents such ineligible amount will be the rate described in the preceding clause (x) (i) (1) or (x) (i) (2), as applicable. In calculating the "AA" Composite Commercial Paper Rate and the Treasury Rate for such purpose, the rates used will be the rates or yields specified in the applicable definitions of "AA" Composite Commercial Paper Rate and "Treasury Rate" set forth under "Description of MMP -- Dividends -- Determination of Dividend Rate."

ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES

                  Based on the determinations made under "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" above and, subject to the discretion of the Auction Agent to round and allocate certain shares as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures, with the result that Existing Holders and Potential Holders of shares of MMP will sell, continue to hold and/or purchase such shares as set forth below. Existing Holders that submitted or were deemed to have submitted Hold Orders (or on whose behalf Hold Orders were submitted or deemed to have been submitted) will continue to hold the shares of MMP subject to such Hold Orders.

                  If Sufficient Clearing Bids have been made:

                  (a) Each Existing Holder that placed or on whose behalf was placed a Submitted Sell Order or Submitted Bid specifying any rate higher than the Winning Bid Rate will sell the outstanding shares of MMP subject to such Submitted Sell Order or Submitted Bid;

                  (b) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will continue to hold the outstanding shares of MMP subject to such Submitted Bid;

                  (c) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will purchase the number of outstanding shares of MMP subject to such Submitted Bid;

                  (d) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will continue to hold the outstanding shares of MMP subject to such Submitted Bid, unless the number of outstanding shares of MMP subject to all such Submitted Bids is greater than the number of shares of MMP in the excess of the Available MMP over the number of shares of MMP accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will continue to hold a number of outstanding shares of MMP subject to such Submitted Bid determined on a pro rata basis based on the number of outstanding shares of MMP subject to all such Submitted Bids of such Existing Holders; and

                  (e) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will purchase any shares of Available MMP not accounted for in clauses (b) through
(d) above on a pro rata basis based on the outstanding shares of MMP subject to all such Submitted Bids.

                  If Sufficient Clearing Bids have not been made:

                  (a) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate will continue to hold the outstanding shares of MMP subject to such Submitted Bid;

                  (b) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate will purchase the number of outstanding shares of MMP subject to such Submitted Bid; and

                  (c) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate higher than the Maximum Rate or a Submitted Sell Order will sell a number of shares of MMP determined on a pro rata basis based on the number of outstanding shares of MMP subject to all such Submitted Bids and Submitted Sell Orders.

                  If, as a result of the pro rata allocation described in clauses (d) or (e) of the second preceding paragraph or clause (c) of the next preceding paragraph, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of MMP, the Auction Agent will, in such manner as, in its sole discretion, it will determine, round up or down to the nearest whole share the number of shares of MMP being sold or purchased on such Auction Date so that the number of shares sold or purchased by each Existing Holder or Potential Holder will be whole shares of MMP. If as a result of the pro rata allocation described in clause (e) of the second preceding paragraph, any Potential Holder would be entitled or required to purchase less than a whole share of MMP, the Auction Agent will, in such manner as, in its sole discretion, it will determine, allocate shares of MMP for purchase among Potential Holders so that only whole shares of MMP are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing shares of MMP.

NOTIFICATION OF RESULTS; SETTLEMENT

                  The Auction Agent will advise each Broker-Dealer that submitted an Order of the Applicable Rate for the next Rate Period and, if the Order was a Bid or Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, by telephone by approximately 3:00 P.M., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order for the account of a customer will then advise such customer of the Applicable Rate for the next Rate Period and, if such Order was a Bid or a Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, will be required to confirm purchases and sales with each customer purchasing or selling shares of MMP as a result of the Auction and will be required to advise each customer purchasing or selling shares of MMP as a result of the Auction to give instructions to its Agent Member of the Securities Depository to par the purchase price against delivery of such shares or to deliver such shares against payment therefor, as appropriate. The Auction Agent will record each transfer of shares of MMP on the registry of Existing Holders to be maintained by the Auction Agent. See "General" above.

                  In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares transferred by book entry as necessary to effect the purchases and sales of shares of MMP as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

                  If any Existing Holder selling shares of MMP in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased shares of MMP in such Auction may transfer to such person a number of whole shares of MMP that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares of MMP to be so transferred shall be determined by such Broker-Dealer. Transfer of such lesser number of shares shall constitute good delivery.

CONCERNING THE AUCTION AGENT

                  The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted, or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and the Broker-Dealer Agreements and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining (or failing to ascertain) the pertinent facts.

                  The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of MMP, a list of initial owners of such shares provided by the Fund, the results of Auctions and notices from any Broker-Dealer with respect to transfers described in the next sentence. The Auction Agent will be required to register a transfer of shares of MMP from an Existing Holder to another person only if such transfer is made (1) pursuant to a Bid or Sell Order placed with the Auction Agent by or on behalf of such Existing Holder or (2) to a Broker-Dealer (unless, otherwise permitted by the Fund). The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

                  The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than the Business Day after the second Dividend Payment Date for the MMP following delivery of such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent or no shares of MMP remain outstanding.

BROKER-DEALERS

                  The Auction Agent after each Auction for MMP will pay to each Broker-Dealer, from funds provided by the Fund, a service charge in an amount equal to the product of (a) (i) .25 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or (ii) a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, times (b) a fraction, the numerator of which is the number of days in the Rate Period for which the Broker-Dealer has placed shares of MMP and the denominator of which is 360, times (c) the purchase price of shares of MMP placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, shares of MMP will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (ii) the subject of an Order submitted by such Broker-Dealer that is (A) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (B) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or
(C) a valid Hold Order.

                  The Fund may  request the Auction  Agent to  terminate  one or
more  Broker-Dealer   Agreements  at  any  time,  provided  that  at  least  one
Broker-Dealer Agreement is in effect after such termination.

                  The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

                               DESCRIPTION OF MMP

                  The following is a brief description of the terms of the shares of MMP. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Articles, including the Articles Supplementary. Copies of the Articles and the form of the Articles Supplementary are filed as exhibits to the Registration Statement of which this Prospectus is a part and may be inspected, and copies thereof may be obtained, as described under "Available Information." Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Glossary immediately preceding the Appendices hereto.

GENERAL


                   The Articles currently authorize the issuance of 240,000,000 shares of Common Stock, and 10,000,000 shares of Preferred Stock, par value $.01 per share (which may be issued from time to time in such series and with such designations, preferences and other rights, qualifications, limitations and restrictions as are determined in a resolution of the Board of Directors of the
Fund). As of April 30, 2002, there were issued and outstanding 9,954,181 shares of Common Stock and 575 shares of MMP. Under the Articles, the Fund is authorized to issue up to 2,000 shares of MMP, which have a liquidation preference of $100,000 per share plus an amount equal to dividends on each share (whether or not earned or declared) accumulated and unpaid thereon and Additional Distribution Rights with regard to such accumulated dividends. 575 shares of MMP were issued on April 17, 1991, and 225 shares of New MMP will be issued pursuant to this prospectus on June 4, 2002; 1,200 additional shares of MMP may be issued, and any shares of MMP redeemed or repurchased may be reissued, from time to time, as provided in the Articles Supplementary, pursuant to a resolution of the Board of Directors of the Fund, and shall have preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles Supplementary, identical to the preferences, limitations and relative voting rights of the MMP previously issued. The Fund shall not reissue any shares of MMP acquired by it unless (i) on the Business Day on which such shares are reissued the Eligible Asset Coverage is met giving effect to such reissuance and (ii) the Board of Directors receives written confirmation from Moody's that such reissuance would not impair the rating then assigned by Moody's to the shares of MMP. The Fund currently has no plans to issue additional shares of MMP. No fractional shares of MMP will be issued. The shares of New MMP will rank on a parity with all other shares of MMP and with shares of any other series of Preferred Stock as to the payment of dividends, including any Additional Distribution Rights, and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

                  The MMP Paying Agent will be the transfer agent, registrar, dividend disbursing agent and redemption agent for shares of MMP. The shares of New MMP will, when issued, be fully paid and nonassessable, will not be convertible into shares of the Common Stock (or any other security) of the Fund and will have no rights to cumulative voting or preemptive rights. The shares of MMP will be subject to redemption under the circumstances described under "Redemption" below.

DIVIDENDS


                  GENERAL.  The  holders  of shares of MMP will be  entitled  to receive, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, cumulative cash dividends at the Applicable Rate per annum thereof, determined as set forth below under "Determination of Dividend Rate," and no more (except as otherwise provided below under "Determination of Dividend Rate" and "Additional Distributions"), payable on the respective dates determined as set forth below.


                   The initial dividend period for the shares of New MMP will be 2 days (from the Date of Original Issue until June 6, 2002) and the dividend rate for this period will be 1.64%. The initial dividend on shares of New MMP will be paid on June 6, 2002. Subsequent dividend periods for the shares of New MMP and for all other shares of MMP will be 49 days, subject to certain exceptions, and the dividend rates will be determined by auction.


                  If the Fund designates any Subsequent Rate Period as a Special Rate Period that consists of:

                           (i) 91 Rate Period Days, dividends shall be payable, except as described below, on shares of MMP on the thirteenth Thursday after the first day of such Special Rate Period;

                           (ii) 182 Rate Period Days, dividends shall be payable, except as described below, on shares of MMP on each of the thirteenth and twenty-sixth Thursdays after the first day of such Special Rate Period;

                           (iii) four or more Dividend Periods, dividends shall be payable, except as described below, on the first day of the fourth month after the first day of such Special Rate Period and on the first day of each succeeding third month thereafter; PROVIDED, HOWEVER, that if dividends for the last Dividend Period in any Special Rate Period would be payable as determined in this clause (iii) on a day that is not a Thursday, then dividends for such last Dividend Period shall be payable instead on the first Thursday preceding such day.

After any Special Rate Period, dividends on shares of MMP shall be payable, except as described below, on each succeeding seventh Thursday, subject in each case to the option of the Fund to further designate from time to time any Subsequent Rate Period thereof as a Special Rate Period.

                  In the case of dividends that would be payable on a Thursday as set forth above, if:

                  (i)(A) the Securities Depository shall make available to its participants and members, in next-day funds in The City of New York, New York, on Dividend Payment Dates, the amount then due as dividends or shall make available to its participants and members, in funds immediately available in The City of New York, New York, on Dividend Payment Dates, such amount but shall not have so advised the Auction Agent of such availability, and (B) (1) such Thursday is not a Business Day or (2) the day following such Thursday is not a Business Day, then dividends shall be payable on the first Business Day that falls prior to such Thursday and is immediately followed by a Business Day; or

                  (ii)(A) the Securities Depository shall make available to its participants and members, in funds immediately available in The City of New York, New York, on Dividend Payment Dates, the amount due as dividends on such Dividend Payment Dates and shall have advised the Auction Agent of such availability, and (B) such Thursday is not a Business Day, then dividends shall be payable on the first Business Day that falls after such Thursday.

                  In the case of dividends that would be payable on the first day of a month as determined as set forth above, if:

                  (i)(A) the Securities Depository shall make available to its participants and members, in next-day funds in The City of New York, New York, on Dividend Payment Dates, the amount then due as dividends or shall make available to its participants and members, in funds immediately available in The City of New York, New York, on Dividend Payment Dates, such amount but shall not have so advised the Auction Agent of such availability, and (B) (1) such first day of the month is not a Business Day or (2) the day following such first day is not a Business Day, then dividends shall be payable on the first Business Day that falls after such first day of the month and is immediately followed by a Business Day; or

                  (ii)(A) the Securities Depository shall make available to its participants and members, in funds immediately available in The City of New York, New York, on Dividend Payment Dates, the amount due as dividends on such Dividend Payment Dates and shall have advised the Auction Agent of such availability, and (B) such first day of the month is not a Business Day, then dividends shall be payable on the first Business Day after such first day of the month.

                  If any date on which dividends would be payable for any shares of MMP as determined above is a day that would result in the number of days between the second Auction Date preceding such date and the date that would have been the Auction Date next succeeding such second Auction Date (determined by including such second preceding Auction Date and excluding the date that would have been such next succeeding Auction Date) not being at least equal to the Minimum Holding Period, then dividends on shares of MMP shall be payable, if either of clauses (i) (A) above is applicable to the shares of MMP, on the first Business Day following such date on which dividends would be so payable that is next succeeded by a Business Day or, if either of clauses (ii) (A) above is applicable to the shares of MMP, on the first Business Day following such date on which dividends would be so payable, that in either case results in the number of days between successive Auction Dates (determined as above) being at least equal to the Minimum Holding Period; PROVIDED, HOWEVER, that the Board of Directors, in the event of any change in law changing the Minimum Holding Period, shall adjust the period of time between Auction Dates for shares of MMP so as, subject to either of clauses (i) (A) or (ii) (A) above, and the foregoing proviso of this paragraph, to adjust uniformly the number of Rate Period Days in Minimum Rate Periods commencing after the date of such change in law to equal or exceed the Minimum Holding Period PROVIDED that after such adjustment:

                  (1) the rating on the shares of MMP is not adversely modified as a result of such adjustment;

                  (2) such number of Rate Period Days does not exceed the length of the then-current Minimum Holding Period by more than nine days and is not less than seven or more than 182 days; and

                  (3) dividends continue to be payable for Minimum Rate Periods, subject to either of such clauses and such foregoing proviso, on the successive Thursdays designated by the Board of Directors, in which event dividends shall be payable on shares of MMP, in lieu of the Thursdays specified above, on the successive Thursdays so designated by the Board of Directors and, if there are more than 90 Rate Period Days in any such Subsequent Rate Period, on the Thursday that is the 91st day thereof (with respect to the Dividend Period ending on such 90th day), subject to either of such clauses and such foregoing proviso. The Fund shall notify Moody's at the earliest possible date of any proposed change in law known to the Fund that would alter the Minimum Holding Period, in order that Moody's may analyze the Eligible Asset Coverage Amount in light of the altered number of Rate Period Days with a view toward maintaining its then-current rating of the shares of MMP (and the Fund shall have been advised in writing by Moody's that its then-current rating on the shares of MMP will be maintained) in the event such proposed change in law is enacted, and the Board of Directors will use reasonable efforts to maintain the then-current rating of the shares of MMP. Upon any such change in the number of Rate Period Days as a result of a change in law, the Fund shall mail or cause to be mailed notice of such change to the Auction Agent, the MMP Paying Agent, each Broker-Dealer, each holder of shares of MMP and to Moody's.

                  The Fund shall pay or cause to be paid to the MMP Paying Agent not later than 12:00 Noon, New York City time, on the Business Day next preceding each such Dividend Payment Date for shares of MMP (or each payment date with respect to an Additional Distribution (an "Additional Distribution Payment Date")), an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends or Additional Distributions to be paid to all holders of record on such Dividend Payment Date or Additional Distribution Payment Date. The Fund will, pursuant to the Auction Agency Agreement, irrevocably instruct the MMP Paying Agent to apply such funds deposited with the Auction Agent to the payment of such dividends and Additional Distributions on such Dividend Payment Date or Additional Distribution Payment Date.

                  The Fund may direct the MMP Paying Agent to invest any such funds in Short-Term Money Market Instruments, PROVIDED that the proceeds of any such investments will be available in The City of New York, New York at the opening of business on such Dividend Payment Date or Additional Distribution Payment Date. All moneys paid to the MMP Paying Agent for the payment of dividends (or for the payment of any late charges as provided below or Additional Distributions) and any income or proceeds therefrom shall be held in trust for the payment of such dividends (and any such late charges or Additional Distributions) by the MMP Paying Agent for the benefit of the holders of shares of MMP as specified below. Any monies paid to the MMP Paying Agent in accordance with the foregoing (and any income or proceeds therefrom) but not applied by the MMP Paying Agent to the payment of dividends (and any late charges or Additional Distributions) will, to the extent permitted by law, be repaid to the Fund no later than the end of 12 months from the date on which such monies, income or proceeds were so to have been applied.

                  Each dividend on shares of MMP will be paid on the Dividend Payment Date therefor to the registered holders of shares of MMP as their names appear on the stock books of the Fund on the Business Day next preceding such Dividend Payment Date. Except as otherwise described under "Determination of Dividend Rate" below, dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the holders of shares of MMP as their names appear on the stock books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Fund.

                  The Securities Depository, in accordance with its current procedures, is expected to credit on each Dividend Payment Date dividends received from the Fund to the accounts of the respective Agent Members in next-day funds. Each of the initial Broker-Dealers, however, has represented to the Fund that such Broker-Dealer (or if such Broker-Dealer does not act as Agent Member, the Agent Member designated by such Broker-Dealer) will make such dividend payments available in same-day funds on each Dividend Payment Date to Beneficial Owners that use such Broker-Dealer or its designee as Agent Member. A Beneficial Owner of shares of MMP that does not use one of the initial
Broker-Dealers or a designee thereof as its Agent Member should contact the Agent Member used by such Beneficial Owner to determine whether such Agent Member will make dividend payments available to such Beneficial Owner in next-day or same-day funds. If any Agent Member does not make such dividends available in same-day funds to a Beneficial Owner, such Beneficial Owner who uses such Agent Member would not have same-day funds available to it until the next Business Day, which would be the following Monday if it is a Business Day.

                  DETERMINATION OF DIVIDEND RATE. The dividend rate on shares of New MMP during the period from and after the Date of Original Issue thereof to and including the last day of the Initial Rate Period therefor will be equal to the rate per annum set forth with respect to such shares on the cover page of this Prospectus. For each Subsequent Rate Period, the dividend rate on such shares will be equal to the rate per annum, except as provided below, that results from an Auction on the Auction Date next preceding such Subsequent Rate Period.

                  If an Auction for any Subsequent Rate Period is not held for any reason, the shares of MMP are no longer held in the form of a single global certificate by a Securities

Depository or a Failure to Deposit has occurred that has not been cured (in which cases an Auction will not be held), the dividend rate on such shares for such Subsequent Rate Period will be, subject to the next succeeding paragraphs, the Maximum Rate on the Auction Date for such Subsequent Rate Period.

                  If any Failure to Deposit shall have occurred with respect to shares of MMP during any Rate Period thereof (other than any Special Rate Period consisting of four or more Dividend Periods or any Rate Period succeeding any Special Rate Period consisting of four or more Dividend Periods during which such a Failure of Deposit occurred that has not been cured), and, prior to 12:00 Noon New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured on accordance with the second succeeding sentence or the Fund shall not have paid to the MMP Paying Agent a late charge ("Late Charge"), equal to the sum of (1) if such Failure to Deposit consisted of the failure to pay timely to the MMP Paying Agent the full amount of dividends with respect to any Dividend Period on such shares, an amount computed by multiplying (x) 225% of the "AA" Composite Commercial Paper Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with the second succeeding sentence (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360 and applying the rate obtained against the aggregate liquidation preference of the outstanding shares of MMP and (2) if such Failure to Deposit consisted of the failure to pay timely the MMP Paying Agent the cash redemption price of the shares of MMP of such series, if any, for which notice of redemption has been given by the Fund, an amount computed by multiplying (x) 225% of the "AA" Composite Commercial Paper Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with the second succeeding sentence (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate cash redemption price of the outstanding shares of MMP to be redeemed, then the dividend rate for such shares of MMP for each Subsequent Rate Period commencing after such Failure to Deposit to and including the later of (i) the Subsequent Rate Period, if any, during which the applicable Late Charge is paid by the Fund to the MMP Paying Agent (PROVIDED that such Late Charge shall have been paid no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period) and (ii) the Subsequent Rate Period, if any, during which such Failure to Deposit is so cured, shall be a rate per annum equal to the Maximum Rate on the Auction Date for each such Subsequent Rate Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below `Baa3'").

                  If a Failure to Deposit shall have occurred with respect to shares of MMP during a Special Rate Period thereof consisting of four or more Dividend Periods, or during any Rate Period thereof succeeding any Special Rate Period consisting of four or more Dividend Periods during which such a Failure to Deposit occurred that has not been cured, and such Failure to Deposit shall not have been cured in accordance with the next succeeding sentence during such Special Rate Period or such Rate Period or the Fund shall not have paid to the MMP Paying Agent a Late Charge calculated as set forth in the preceding paragraph (except that for this purpose, the "AA" Composite Commercial Paper Rate shall be the "AA" Composite Commercial Paper Rate applicable to a Rate Period (x) consisting of 148 or more Rate Period Days but fewer than 182 Rate Period Days and (y) commencing on the date on which the Rate Period during which the Failure to Deposit occurred commenced), then the dividend rate for shares of MMP for each Subsequent Rate Period thereof commencing after such Failure to Deposit to and including the later of (i) the Subsequent Rate Period, if any, during which the applicable Late Charge is paid by the Fund to the MMP Paying Agent (PROVIDED that such Late Charge shall have been paid no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period) and (ii) the Subsequent Rate Period, if any, during which such Failure to Deposit is so cured, shall be a rate per annum equal to the Maximum Rate on the Auction Date for each such Subsequent Rate Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below `Baa3'"). A Failure to Deposit with respect to shares of MMP shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make required payments to the MMP Paying Agent) with respect to any Rate Period if, not later than 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, the Fund shall have paid to the MMP Paying Agent (i) all accumulated and unpaid dividends on the shares of MMP and (ii) without duplication, the redemption price for the shares of MMP, if any, for which notice of redemption has been given by the Fund.

                  For the purposes of the foregoing, "AA" Composite Commercial Paper Rate," on any date for any Rate Period, means (i) (A) in the case of any Rate Period with Rate Period Days of less than 46 days, the interest equivalent of the 30-day rate, (B) in the case of any Rate Period with Rate Period Days of 46 days or more but less than 70 days, the interest equivalent of the 60-day rate, (C) in the case of any Rate Period with Rate Period Days of 70 days or more but less than 85 days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates, (D) in the case of any Rate Period with Rate Period Days of 85 days or more but less than 120 days, the interest equivalent of the 90-day rate, (E) in the case of any Rate Period with Rate Period Days of 120 days or more but less than 148 days, the arithmetic average of the interest equivalent of the 90-day and 180-day rates and (F) in the case of any Rate
Period with Rate Period Days of 148 days or more but 182 days or less, the interest equivalent of the 180-day rate, on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the

"interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

                  For the purposes of the foregoing, "Treasury Rate," on any date for any Rate Period, means (i) the lower of the yield to stated maturity or, if shorter, the next date on which the obligation reasonably may be expected to be called on the most recently auctioned direct obligations of the U.S. Government (excluding "flower" bonds) with a remaining maturity closest to the duration of such Rate Period, as quoted in THE WALL STREET JOURNAL on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published by THE WALL STREET JOURNAL, then the arithmetic average of the lower of the yields to stated maturity or, if shorter, the next date on which the obligation reasonably may be expected to be called (expressed as an interest equivalent in the case of a Rate Period consisting of four Dividend periods and expressed as a bond equivalent in the case of any longer Rate Period) on the most recently auctioned direct obligations of the U.S. Government (excluding "flower" bonds) with a remaining maturity closest to the duration of such Rate Period as quoted on a discount basis or otherwise by the U.S. Government Securities Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Rate, the Treasury Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

                  Each holder of shares of MMP who is entitled to receive any dividend declared by the Board of Directors on MMP shall also be entitled to receive an Additional Distribution Right. The Additional Distribution Right will be issued on the payment date for the related dividend to the person entitled to receive the dividend as the holder of record of the MMP on the record date for the dividend and the Additional Distribution shall be paid in the same manner as provided in the Articles with respect to cash dividends.

                  Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of stock ranking, as to the payment of dividends, on a parity with shares of MMP for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of MMP and any other parity stock through the most recent respective Dividend Payment Date with respect thereto. When dividends are not paid in full as aforesaid, upon the shares of MMP or any other class or series of stock ranking on a parity as to the payment of dividends with shares of MMP, all dividends declared upon shares of MMP and any other such class or series of stock ranking on a parity as to the payment of dividends with shares of MMP shall be declared pro rata so that the amount of dividends declared per share on shares of MMP and such other class or series of stock shall in all cases bear to each other the same ratio that accumulated dividends per share on the shares of MMP and such other class or series of stock bear to each other (for purposes of this sentence, the amount of dividends declared per share shall be based on the Applicable Rate for such shares for the Dividend Periods during which dividends were not paid in full).

                  Holders of shares of MMP shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends and Additional Distributions, as provided in the Articles, on shares of MMP. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment or payments on shares of MMP which may be in arrears, and, except as otherwise provided in the Articles, no additional sum of money will be payable in respect of any such arrearage.

                  For so long as any shares of MMP are outstanding, the Fund shall not declare, pay or set apart for payment any dividend or other distribution in respect of the Common Stock or any other stock of the Fund ranking junior to the MMP as to dividends or upon liquidation (except a dividend payable in shares of Common Stock or such shares ranking junior to the MMP), or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock or any other shares of the Fund ranking junior to the MMP as to dividends or upon liquidation, unless:

                  (A) immediately thereafter, the 1940 Act Asset overage is met, the Eligible Asset Coverage is met and the Dividend Coverage is met;

                  (B) full cumulative dividends on all shares of MMP for all past Rate Periods and any Additional Distributions then due have been paid or declared and a sum sufficient for the payment of such dividends and Additional Distributions set apart for payment; and

                  (C) the Fund has redeemed the full number of shares of MMP required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary (the number of shares subject to mandatory redemption to be determined without regard to the requirement that redemptions be made out of legally available funds).

                  The Certificate of 1940 Act Asset Coverage, the Certificate of Eligible Asset Coverage and the Certificate of Dividend Coverage dated as of the applicable evaluation date shall reflect any such transaction.

                  No dividend shall be declared, paid or set apart for payment on any class of stock of the Fund (except dividends payable in stock of the Fund), and no shares of any class of stock of the Fund shall be called for redemption, redeemed, repurchased or otherwise acquired for consideration by the Fund, unless the Fund has paid or set apart for payment all Additional Distributions then due pursuant to Additional Distribution Rights issued by the Fund in connection with payment of dividends or redemption of shares of MMP. If the Fund does not pay all Additional Distributions then due, the amount paid shall be payable to each holder of Additional Distribution Rights to which Additional Distributions are due (regardless of the scheduled payment date) in the proportion that the Additional Distributions then due to such holder bear to the aggregate Additional Distributions due to all such holders.

                  The amount of dividends per share payable on shares of MMP on any date on which dividends shall be payable on such shares shall be computed by multiplying the respective Applicable Rate in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 360, and applying the rate obtained against $100,000. Any dividend payment made on shares of MMP shall be credited against the earliest accumulated but unpaid dividends due with respect to such shares of MMP.

                  DESIGNATION OF SPECIAL RATE PERIODS. The Fund, at its option, may designate any succeeding Subsequent Rate Period as a Special Rate Period; PROVIDED, HOWEVER, that such designation shall be effective only if (i) notice thereof shall have been given as provided in the Articles, (ii) any Failure to Deposit that shall have occurred with respect to shares of MMP during any Rate Period shall have been cured as set forth under "Dividends --Determination of Dividend Rate" above, (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period, (iv) if the Fund shall have mailed a notice of redemption with respect to any shares of MMP, as described under "Redemption --Notice of Redemption" below, the redemption price with respect to such shares shall have been paid to the holders of such shares or set apart for payment, (v) the length of such proposed Special Rate Period shall exceed the Minimum Holding Period, and (vi) Moody's shall have confirmed in writing to the Fund that such designation shall not adversely affect its then-current rating of the MMP.

                  If the Fund proposes to designate any succeeding Subsequent Rate Period as a Special Rate Period, not less than 20 nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) published or caused to be published by the Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and
(ii) mailed by first-class mail, postage prepaid, to the holders of shares of MMP. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period as a Special Rate Period, specifying the first day thereof and (B) that the Fund will by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

                  No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period as to which notice has been given as set forth in the preceding paragraph (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall deliver to the Auction Agent either:

                  (i) a notice stating (A) that the Fund has determined to designate the next succeeding Rate Period as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) on such Auction Date Sufficient Clearing Bids shall not exist unless all shares of MMP are subject to Hold Orders or (2) a Failure to Deposit shall have occurred prior to the first day of such Special Rate Period with respect to shares of MMP and (D) the scheduled Dividend Payment Dates during such Special Rate Period; such notice to be accompanied by a Certificate of Eligible Asset Coverage showing that, as of the third Business Day next preceding such proposed Special Rate Period, Eligible Assets were at least equal to Eligible Asset Coverage as of such Business Day (assuming for purposes of the foregoing calculation that the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period) and written confirmation from Moody's that the designation of such Special Rate Period will not adversely affect Moody's then-current rating of the MMP; or

                  (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period of MMP and that the next succeeding Rate Period shall be a Minimum Rate Period.

If the Fund fails to deliver either such notice (and, in the case of the notice described in clause (i) above, a Certificate of Eligible Asset Coverage and confirmation from Moody's to the effect set forth in clause (i)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in clause (ii) of the preceding sentence.


                   RESTRICTIONS ON DIVIDENDS AND OTHER PAYMENTS. Under the 1940 Act, the Fund may not declare dividends (other than dividends payable in shares of Common Stock) or other distributions on shares of Common Stock or purchase any such shares if, at the time of the declaration or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding shares of MMP would be less than 200% (or such other percentage as may in the future be required by law). Assuming that the shares of New MMP were outstanding on April 30, 2002, based on the composition of the Fund's portfolio and market conditions as of that date, asset coverage with respect to shares of MMP would have been approximately 275%.


                  ADDITIONAL DISTRIBUTIONS. The Fund will issue Additional Distribution Rights to each holder of shares of MMP at the time of payment of a dividend on, or redemption of, or liquidating distribution on shares of MMP entitling such holder to receive an Additional Distribution if a Retroactive Taxable Allocation is made. A Retroactive Taxable Allocation occurs if the Fund allocates any net realized capital gains or other income not qualifying for the DRD to dividends paid to holders or prior holders of shares of MMP, or characterizes any portion of the dividend to be paid on such shares as constituting a return of capital, without having given an advance notice to the Auction Agent of the amount of such non-qualifying amount prior to the Auction relating to such dividends as provided in the Articles Supplementary. See "The Auction --Auction Dates; Advance Notice of Allocation of Income Ineligible for DRD." An Additional Distribution Right shall not be transferable except by operation of law. If the Fund allocates any net realized capital gains or other income ineligible for the DRD to shares of MMP without having given notice thereof to the Auction Agent as described above, the Fund will notify each holder of an Additional Distribution Right of the amount of each Retroactive Taxable Allocation allocated to such holder by a date not later than 120 days after the end of the Fund's taxable year in which a Retroactive Taxable
Allocation is made at such holder's or prior holder's address as the same appears or last appears on the stock books of the Fund, and shall make any required cash payment or payments to the holder in an amount equal to the Additional Distribution with respect to a dividend declared on shares of MMP by the Board of Directors, or accumulated dividend on shares of MMP paid as a liquidating distribution or as part of the redemption price of MMP, within 30 days after the date of such notice.

                  An "Additional Distribution" means a payment to a holder or prior holder, as the case may be, of shares of MMP of an amount, based on certain assumptions, which, when taken together with the Retroactive Taxable Allocation paid to such holder or prior holder with respect to the taxable year in question, would cause the net return to such holder or prior holder (after Federal income tax consequences) from the aggregate of both the Retroactive Taxable Allocation and the Additional Distribution to be equal to the net return that would have been realized by such holder or prior holder (after Federal income tax consequences) from the Retroactive Taxable Allocation if such amount had been eligible for the DRD and the Additional Distribution had not been paid. Such Additional Distribution shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Federal alternative minimum tax or similar tax is imposed with respect to dividends received from the Fund; (iii) assuming that the holder or prior holder is taxable at the Federal Income Tax Rate (as defined below) applicable to the Retroactive Taxable Allocation and the Additional Distribution (to the extent that the Fund does not designate all or a portion of the Additional Distribution as qualifying for the
DRD) and that the holder or prior holder is able to take full advantage of the DRD with respect to dividends (including the Additional Distribution, or portion thereof, designated as qualifying for the DRD) received from the Fund; (iv) assuming that the holder or prior holder disposed of such shares in a taxable transaction immediately after a distribution on a Dividend Payment Date with respect to which a Retroactive Taxable Allocation was made; and (v) assuming that the holder or prior holder sold such shares for $100,000 per share and had an adjusted tax basis in such shares equal to $100,000 less any amount distributed as a return of capital (as calculated for Federal income tax purposes) per share for the distribution with respect to which the Retroactive Taxable Allocation was made. "Federal Income Tax Rate" is the maximum marginal regular Federal income tax rate generally applicable to corporations (without regard to any phase out of the benefits of lower tax rates) (currently 35%) in effect on (a), in the case of a Retroactive Taxable Allocation, the Auction Date related to a distribution on the shares of MMP for which a Retroactive Taxable Allocation has been made, and (b), in the case of an Additional Distribution, the date the Fund notifies holders of Additional Distribution Rights of the amount of any Retroactive Taxable Allocation with respect to which such Additional Distribution shall be paid. With respect to assumption (iii) above, the Fund will not designate the Additional Distribution, or any portion thereof, as qualifying for the DRD unless the Fund receives an opinion of counsel to the effect that such designation would be given effect for Federal income tax purposes. See "Tax Matters -- Taxation of Fund Dividends and Distributions to Holders of MMP."

ASSET MAINTENANCE

                  The Fund will be required to satisfy two separate asset maintenance requirements and a dividend coverage requirement under the terms of the Articles Supplementary. These requirements are summarized below.

                  1940 ACT ASSET COVERAGE, ELIGIBLE ASSET COVERAGE AND DIVIDEND COVERAGE. The Fund will be required under the Articles Supplementary to maintain, with respect to shares of MMP, as of the Business Day immediately preceding each dividend declaration date for the Common Stock and, unless 1940 Act Asset Coverage has been determined in connection with a dividend declaration during such month, the last Business Day of each calendar month in which any shares of MMP are outstanding (the "1940 Act Asset Coverage Evaluation Date") the 1940 Act Asset Coverage. The 1940 Act Asset Coverage will be met if, as of any date of determination, the ratio of the Fund's total assets, less all liabilities and indebtedness not representing senior securities (as defined in the 1940 Act), to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the liquidation preference of the shares of MMP, is at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock). If the Fund fails to maintain 1940 Act Asset Coverage and such failure is not cured as of the 1940 Act Asset Coverage Evaluation Date next following a 1940 Act Asset Coverage Evaluation Date with respect to which the 1940 Act Asset Coverage is not met (the "1940 Act Asset Coverage Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of MMP. See "Redemption" below.

                  The calculation of the asset coverage for the MMP on the 1940 Act Asset Coverage Evaluation Date in accordance with the 1940 Act and whether the 1940 Act Asset Coverage is met shall be set forth in a certificate (a "Certificate of 1940 Act Asset Coverage") .


                  Based on the composition of the Fund's portfolio and market conditions as of March 31, 2002, 1940 Act Asset Coverage, assuming the issuance on the date thereof of all shares of New MMP and after giving effect to the deduction of the underwriting discount and commissions and offering costs for the shares of New MMP estimated at $460,000, would be computed as follows:


      Value of Fund assets less
     liabilities not constituting    =        $220,102,638         =   275%
         senior securities                    -------------
   ---------------------------------          $80,000,000

    Senior securities representing
    indebtedness plus liquidation
      value of the shares of MMP

                   As of (i) May 31, 2002, (ii) each succeeding Friday following the Date of Original Issue (or, if such date is not a Business Day, the first Business Day preceding or following such Friday, as the Fund shall determine),
(iii) the Business Day preceding the day on which any notice is sent to holders of MMP or prior holders as to the making of any Additional

Distribution and (iv) the Business Day preceding any day on which the Board of Directors approves the redemption of shares of the Fund's Common Stock (each an "Eligible Asset Evaluation Date"), the Fund shall determine:

                  (A) the Coverage Value of each Eligible Asset owned by the Fund on that date;

                  (B)  the Net Coverage Value of all such Eligible Assets;

                  (C) the Eligible Asset Coverage Amount with respect to such Eligible Asset Evaluation Date; and

                  (D) whether the Eligible Asset Coverage is met as of such date.

The calculation of the Coverage Value of each Eligible Asset, the Net Coverage Value of all such Eligible Assets, the Eligible Asset Coverage Amount and whether the Eligible Asset Coverage is met shall be set forth in a certificate (a "Certificate of Eligible Asset Coverage") dated as of such Eligible Asset Evaluation Date.


                   As of (i) June 25, 2002, and (ii) each 30th day next preceding a Dividend Payment Date for shares of MMP (each a "Dividend Coverage Evaluation Date"), the Fund shall determine:


                  (A) the aggregate Coverage Value of the Dividend Coverage Assets owned by the Fund on that date for the shares of MMP;

                  (B)  the Dividend Coverage Amount on that date; and

                  (C)  whether the Dividend Coverage is met as of such date.

The calculations of the aggregate Coverage Value of the Dividend Coverage Assets, the Dividend Coverage Amount and whether the Dividend Coverage is met shall be set forth in a certificate (a "Certificate of Dividend Coverage") dated as of such Dividend Coverage Evaluation Date.


                   The Fund shall cause the Certificate of 1940 Act Asset Coverage to be delivered to the Common Stock Paying Agent not later than the close of business on the third Business Day after the related 1940 Act Asset Coverage Evaluation Date. The Fund shall cause the Certificate of Eligible Asset Coverage and the Certificate of Dividend Coverage to be delivered to the MMP Paying Agent not later than the close of business on the third Business Day after the related evaluation date. In addition, the Fund shall cause the Certificate of Eligible Asset Coverage to be delivered to Moody's quarterly, and not later than the close of business on the third Business Day after (i) May 31, 2002, (ii) any 30th day immediately preceding any approval by the Fund's Board of Directors of the redemption of the Fund's Common Stock and (iii) any Eligible Asset Evaluation Date on which the Net Coverage Value of Eligible Assets is less than 25% greater than the Eligible Asset Coverage Amount. In the event that the Eligible Asset Coverage is not met or is not met and is subsequently cured, the Fund shall cause the Certificate of Eligible Asset Coverage to be delivered to Moody's not later than the close of business on the third Business Day following such date of failure and/or on the second Business Day following such date of cure.

                  In the event that a Certificate of 1940 Act Asset Coverage, a Certificate of Eligible Asset Coverage or a Certificate of Dividend Coverage is not delivered to the Common Stock Paying Agent or the MMP Paying Agent, as the case may be, when required, the 1940 Act Asset Coverage, the Eligible Asset Coverage or the Dividend Coverage, as the case may be, will be deemed not to have been met as of the related evaluation date.


                   With respect to (i) the Certificate of 1940 Act Asset Coverage relating to any 1940 Act Asset Coverage Cure Date, (ii) the Certificate of Eligible Asset Coverage (A) relating to May 31, 2002, (B) relating to the last Eligible Asset Evaluation Date in each fiscal quarter and relating to one other Eligible Asset Evaluation Date during such fiscal quarter as selected by the Independent Accountants, and (C) relating to any Eligible Asset Cure Date, the Fund shall obtain from the Independent Accountants a written communication confirming that:


                  (1) with respect to the 1940 Act Asset Coverage, (a) the calculations set forth in the related Certificate of 1940 Act Asset Coverage are mathematically accurate and (b) the Independent Accountants have traced the prices used by the Fund in valuing the Fund's portfolio investments to the prices provided to the Fund by the Fund's administrator or other appropriate service provider for such purpose and verified that such information agrees; and

                  (2) with respect to the Eligible Asset Coverage, (a) the calculations set forth in the related Certificate of Eligible Asset Coverage are mathematically accurate, (b) the method used by the Fund in determining whether the Eligible Asset Coverage is met is in accordance with the applicable requirements of the Articles, (c) the Independent Accountants have traced the prices used by the Fund in the determination of market values of the Eligible Assets to the prices provided to the Fund by the Fund's administrator or other appropriate service provider for purposes of such determination and verified that such information agrees, (d) the Independent Accountants have calculated the liabilities and related assumed assets arising in connection with the Fund's options and futures positions, (e) the Fund's positions in futures and options at such Eligible Asset Evaluation Date were in accordance with applicable requirements and (f) the assets listed as Eligible Assets in the related certificate conform to the descriptions of Eligible Assets set forth in the Articles (such a written communication being referred to herein as an "Accountants' Certificate").

The Fund shall cause each Accountants' Certificate relating to any 1940 Act Asset Coverage Cure Date to be delivered, together with the related Certificate of 1940 Act Asset Coverage, to the Common Stock Paying Agent by the close of business on such 1940 Act Asset Coverage Cure Date. The Fund shall cause each Accountants' Certificate relating to the last Eligible Asset Evaluation Date of each fiscal quarter and such other one Eligible Asset Evaluation Date per quarter as selected by the Independent Accountants to be delivered to the MMP Paying Agent not later than the close of business on the seventh Business Day following the last day of the related fiscal quarter (such seventh Business Day being referred to herein as a "Confirmation Date") and shall cause each Accountants' Certificate relating to any Eligible Asset Cure Date to be delivered to the MMP Paying Agent by the close of business on the second Business Day following such Eligible Asset Cure Date. The Fund shall cause each Accountants' Certificate to be delivered to Moody's contemporaneously with delivery to the Common Stock Paying Agent or the MMP Paying Agent, as the case may be. In the event of any difference between the Fund's calculations as shown on a Certificate of 1940 Act Asset Coverage or a Certificate of Eligible Asset Coverage and the Independent Accountants' calculations as shown on an Accountants' Certificate, such calculations of the Independent Accountants shall control. If the number of Rate Period Days in the Minimum Rate Period is altered as provided for under "Dividends --General" above, or the Fund shall designate a Special Rate Period as set forth under "Dividends --Designation of Special Rate Periods" above, the Fund shall provide for an Accountants' Certificate relating to a Certificate of Eligible Asset Coverage to be furnished to the MMP Paying Agent at such additional times as may be necessary to provide for such confirmations to be furnished at least as frequently as provided prior to such alteration and as may be necessary to maintain the then-current rating by Moody's of the shares of MMP.

                  If the 1940 Act Asset Coverage is not met as of any 1940 Act Asset Coverage Evaluation Date as shown in a Certificate of 1940 Act Asset Coverage delivered to the Common Stock Paying Agent by the close of business on the third Business Day after such 1940 Act Asset Coverage Evaluation Date, then the Fund shall (if and to the extent necessary to enable it to meet the requirements of the next succeeding paragraph): (i) by the close of business on the 1940 Act Asset Coverage Cure Date relating to such 1940 Act Asset Coverage Evaluation Date, if the Fund shall have funds legally available for the purchase of shares of MMP, purchase such shares outside of an Auction in order that the 1940 Act Asset Coverage is met as of such 1940 Act Asset Coverage Cure Date and/or (ii) by the close of business on the applicable 1940 Act Asset Coverage Cure Date, notify the MMP Paying Agent of its intention to redeem, and give a Notice of Redemption as described in the Articles with respect to the redemption of, shares of MMP.

                  If the 1940 Act Asset Coverage is not met as shown in a Certificate of 1940 Act Asset Coverage, then the Fund shall, by the close of business on the applicable 1940 Act Asset Coverage Cure Date, deliver to the Common Stock Paying Agent a Certificate of 1940 Act Asset Coverage together with an Accountants' Certificate showing that the 1940 Act Asset Coverage is met (or, if clause (ii) of the preceding paragraph is applicable, would have been met) as of such 1940 Act Asset Coverage Cure Date after giving effect to (A) any purchase of the shares of MMP outside of an Auction pursuant to clause (i) of the preceding paragraph and/or (B) any redemption of the shares of MMP pursuant to the Notice of Redemption contemplated by such clause (ii) (as if such redemption had occurred immediately prior to the opening of business on such 1940 Act Asset Coverage Cure Date).

                  If (i) the Eligible Asset Coverage is not met as of any Eligible Asset Evaluation Date as shown in a Certificate of Eligible Asset Coverage delivered to the MMP Paying Agent by the close of business on the third Business Day after such Eligible Asset Evaluation Date or (ii) the Fund is required to deliver to the MMP Paying Agent by the close of business on a Confirmation Date an Accountants' Certificate confirming the Certificate of Eligible Asset Coverage with respect to such Eligible Asset Evaluation Date, and the Fund fails timely to deliver such Accountants' Certificate, then the Fund shall (if and to the extent necessary to enable it to meet the requirements of the next succeeding paragraph): (A) by the close of business on the Eligible Asset Cure Date relating to such Eligible Asset Evaluation Date or

Confirmation Date, as the case may be, purchase or otherwise acquire additional Eligible Assets or, if the Fund shall have funds legally available for the purchase of shares of MMP, purchase such shares outside of an Auction, or both, in order that the Eligible Asset Coverage is met as of such Eligible Asset Cure Date and/or (B) by the close of business on the second Business Day after the applicable Eligible Asset Cure Date, notify the MMP Paying Agent of its intention to redeem, and give a Notice of Redemption with respect to the redemption of, shares of MMP as described in the Articles.

                  If the Eligible Asset Coverage is not met as of any Eligible Asset Evaluation Date as shown in a Certificate of Eligible Asset Coverage or if an Accountants' Certificate confirming a Certificate of Eligible Asset Coverage is not timely delivered as contemplated by subclause (i) or subclause (ii) of the preceding paragraph, then the Fund shall, by the close of business on the second Business Day following the applicable Eligible Asset Cure Date, deliver to the MMP Paying Agent a Certificate of Eligible Asset Coverage together with an Accountants' Certificate showing that the Eligible Asset Coverage is met (or, if subclause (B) of the preceding paragraph is applicable, would have been met) as of such Eligible Asset Cure Date after giving effect to (i) any purchase or other acquisition of Eligible Assets or any purchase of the shares of MMP outside of an Auction pursuant to clause (A) of the preceding paragraph; and/or
(ii) any redemption of the shares of MMP pursuant to the Notice of Redemption contemplated by clause (B) of the preceding paragraph (as if such redemption had occurred immediately prior to the opening of business on such Eligible Asset Cure Date).

                  If  the  Dividend  Coverage  is not  met  as of  any  Dividend
Coverage Evaluation Date as shown in a Certificate of Dividend Coverage delivered to the MMP Paying Agent by the close of business on the third Business Day after such Dividend Coverage Evaluation Date, then the Fund shall, by the close of business on the Dividend Coverage Cure Date relating to such Dividend Coverage Evaluation Date, to the extent necessary so that the Dividend Coverage is met on such Dividend Coverage Cure Date, purchase or otherwise acquire Dividend Coverage Assets (with the proceeds from the liquidation of Eligible Assets or otherwise).

                  For purposes of determining whether the 1940 Act Asset Coverage is met, the Eligible Asset Coverage is met or the Dividend Coverage is met, no share of the MMP shall be deemed to be "outstanding" for purposes of any computation if, prior to or concurrently with such determination, (i) the requisite funds for the redemption of such share shall have been deposited in trust with the MMP Paying Agent for that purpose and the requisite Notice of Redemption shall have been given or (ii) such share shall have been redeemed, purchased or otherwise acquired by the Fund. In the case of clause (i) of this paragraph, the funds deposited with the MMP Paying Agent (to the extent necessary to pay the full redemption price for such shares) shall not be included in determining whether the 1940 Act Asset Coverage, the Dividend Coverage or the Eligible Asset Coverage are met.

                  OTHER RESTRICTIONS. For so long as any shares of MMP are outstanding and Moody's is rating such shares, the Fund will not, unless it has received written confirmation from Moody's that any such action would not impair the rating then assigned by Moody's to shares of MMP: (i) enter into options and futures transactions except as set forth in the succeeding paragraph; (ii) make short sales of securities unless at all times when a short position is open, the Fund owns an equal or greater amount of such securities or owns preferred stock, debt or warrants convertible or exchangeable into an equal number of the shares of common stock sold short; (iii) overdraw any bank account (except as may be necessary for the clearance of security transactions); or (iv) borrow money or issue senior securities (as defined in the 1940 Act) other than the shares of MMP.

                  For so long as the shares of MMP are rated by Moody's, the Fund (i) may buy call or put options on securities, (ii) may write only covered call options on securities or related indices, (iii) may write put options on securities or related indices, (iv) may only sell futures contracts as a bona fide hedge of assets held by the Fund, (v) may only engage in futures transactions on an exchange where the exchange or its clearinghouse takes the opposite side of the transaction, (vi) may buy call or put options on futures contracts, (vii) may write put options on futures contracts and may only write call options on futures contracts if such call options are covered by: (1) purchased futures contracts underlying the option, (2) call positions owned on the futures contract underlying the call option written or (3) holdings of securities for which the written call options are a bona fide hedge, (viii) may purchase futures contracts as a hedge, (ix) may buy call or put options on interest rate swaps (commonly known as swaptions), (x) may buy credit default protection derivatives, (xi) to the extent an asset is used to cover a particular option, futures contract or option on a futures contract, will not be able to use such asset to cover any additional option, futures contract or option on a futures contract, and (xii) will only engage in index-based futures or options transactions if Moody's advises the Fund in writing that such transaction will not adversely affect its then-current rating on the MMP.

                  AUCTION AGENT AND MMP PAYING AGENT. For so long as any shares of MMP are outstanding, the Auction Agent (which shall act as agent of the Fund in connection with the implementation of the Auction Procedures) and the MMP Paying Agent (which shall act as transfer agent, registrar, dividend disbursing agent and redemption agent on behalf of the Fund with respect to MMP) shall receive Certificates of Eligible Asset Coverage and related Accountants' Certificates and Certificates of Dividend Coverage, shall each be a commercial bank, trust company or other financial institution unaffiliated with the Fund or any affiliate of the Fund (which, however, may engage or have engaged in business transactions with the Fund or any affiliate of the Fund), and at no time shall the Fund or any affiliate of the Fund act as the Auction Agent or the MMP Paying Agent. If the Auction Agent or the MMP Paying Agent resigns or for any reason either of their appointments is terminated during any period that any of the shares of MMP are outstanding, the Board of Directors shall promptly thereafter use its best efforts to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent or the MMP Paying Agent, as the case may be, upon commercially reasonable terms. A single qualified commercial bank, trust company or financial institution may act as the Auction Agent and the MMP Paying Agent. The MMP Paying Agent shall maintain an office or agency in The City of New York for purposes of making payments on the shares of MMP.

REDEMPTION

                  GENERAL.   Notwithstanding   the   provisions  for  redemption
described below, the Fund shall not redeem, purchase or otherwise acquire for consideration shares of MMP unless:

                  (i) all Additional Distributions due on or before the date of such redemption shall have been or are contemporaneously paid or a sum sufficient to pay such Additional Distributions is set apart for payment;

                  (ii) all accumulated and unpaid dividends on all outstanding shares of MMP for all applicable past Rate Periods shall have been or are contemporaneously paid or declared and a sum sufficient for the payment of such dividends is set apart for payment; and

                  (iii) other than in the case of mandatory redemptions as set forth below, the 1940 Act Asset Coverage and the Eligible Asset Coverage would be met on the date of such redemption, purchase or other acquisition after giving effect thereto and, on or prior to such date, the Fund provides to the Common Stock Paying Agent a Certificate of 1940 Act Asset Coverage and to the MMP Paying Agent a Certificate of Eligible Asset Coverage, each together with a confirming Accountants' Certificate, showing compliance with this clause (iii);

PROVIDED, HOWEVER, that the Fund may, without regard to the limitation contained in clause (ii) above, but subject to the requirements of the 1940 Act, redeem, purchase or otherwise acquire shares of MMP (A) as a whole, pursuant to a mandatory redemption, or (B) pursuant to a purchase or exchange offer made on an equal basis for all of the outstanding shares of MMP pursuant to the 1940 Act. In the event that shares of MMP are acquired pursuant to an exchange offer, the securities exchanged for the MMP must have a rating from Moody's equivalent to the then-current rating on the MMP. In the event that fewer than all of the outstanding shares of MMP are to be redeemed pursuant to either an optional redemption or a mandatory redemption, the shares to be redeemed shall otherwise be selected by lot, or such other method as the Board of Directors shall deem fair and equitable.

         OPTIONAL REDEMPTION. Except as described below under "Other Redemption Procedures,"

                  (i) shares of MMP may be redeemed, at the option of the Fund, as a whole or from time to time in part, on the second Business Day next preceding any Dividend Payment Date, at a redemption price per share equal to the sum of (a) $100,000, plus (b) an amount equal to all dividends on such share (whether or not earned or declared accumulated thereon up to but not including the date fixed for redemption and unpaid, and an Additional Distribution Right with respect to such accumulated dividends, plus (c) if redeemed during any Rate Period consisting of four or more Dividend Periods, the applicable redemption premium, if any, specified in the next succeeding sentence; PROVIDED that shares of MMP may not be redeemed in part if after such partial redemption fewer than 200 shares remain outstanding. The applicable redemption premium per share of MMP during any Rate Period consisting of four or more Dividend Periods shall be equal to (i) $1,000 if such share is redeemed on the second Business Day next preceding the second or third Dividend Payment Date in a Rate Period consisting of four Dividend Periods, (ii) $3,000 if such share is redeemed on the second Business Day next preceding the Second or third Dividend Payment Date in a Rate Period consisting of 12 Dividend Periods, $2,000 if such share is redeemed on the second Business Day next preceding the fourth, fifth, sixth or seventh Dividend Payment Date in a Rate Period consisting of 12 Dividend periods or $1,000 if such share is redeemed on the second Business Day next preceding the eighth, ninth, tenth or eleventh Dividend Payment Date in any such Rate Period or (iii) $3,000 if such share is redeemed on the second Business Day next preceding any Dividend Payment Date during the first seven Dividend periods in a Rate Period consisting of 20 Dividend Periods, $2,000 if such share is redeemed on the second Business Day next preceding the eighth, ninth, tenth or eleventh Dividend Payment Date in any such Rate Period, $1000 if such share is redeemed on the second Business Day next preceding the twelfth, thirteenth, fourteenth or fifteenth Dividend Payment Date in any such Rate Period or $0 if such share is redeemed on the second Business Day next preceding the sixteenth, seventeenth, eighteenth or nineteenth Dividend Payment Date in any such Rate Period; and

                  (ii) shares of MMP are redeemable, at the option of the Fund, as a whole but not in part, on the first day following any Dividend Period thereof included in a Rate Period consisting of four or more Dividend Periods if, on the date of determination of the Applicable Rate for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Rate for such Rate Period, at a redemption price per share equal to the sum of $100,000 plus an amount equal to all dividends on such share (whether or not earned or declared) accumulated thereon up to but not including the date fixed for redemption and unpaid, and an Additional Distribution Right with respect to such accumulated and unpaid dividends.

                  MANDATORY REDEMPTION. If the 1940 Act Asset Coverage is not met as of the 1940 Act Asset Coverage Cure Date as shown in a Certificate of 1940 Act Asset Coverage and the related Accountants' Certificate delivered by the Fund to the Common Stock Paying Agent by the close of business on such 1940 Act Asset Coverage Cure Date, then the Fund shall by the close of business on such 1940 Act Asset Coverage Cure Date, (1) notify the MMP Paying Agent of its intention to redeem on the earliest practicable date following such 1940 Act Asset Coverage Cure Date the number of shares of MMP set forth below and (2) give a Notice of Redemption (which shall specify a mandatory redemption date that is not fewer than 30 days nor more than 33 days after the date of such notice) with respect to the redemption of MMP on such mandatory redemption date. On such mandatory redemption date, the Fund shall redeem, out of funds legally available therefor, the number of shares of MMP equal to the minimum number of shares the redemption of which, if such redemption had occurred immediately prior to the opening of business on such 1940 Act Asset Coverage Cure Date, would have resulted in the 1940 Act Asset Coverage having been met on such 1940 Act Asset Coverage Cure Date or, if the 1940 Act Asset Coverage cannot be so restored, all of the shares of MMP, at a redemption price per share equal to $100,000 per share (without payment of any premium) plus an amount equal to all dividends on such share (whether or not earned or declared) accumulated thereon up to but not including such mandatory redemption date and unpaid, and an Additional Distribution Right with respect to such accumulated and unpaid dividends.

                  If the Eligible Asset Coverage is not met as of any Eligible Asset Cure Date as shown in a Certificate of Eligible Asset Coverage and the related Accountants' Certificate delivered by the Fund to the MMP Paying Agent by the close of business on the second Business Day following such Eligible Asset Cure Date, then the Fund shall, by the close of business on the second Business Day following such Eligible Asset Cure Date, (1) notify the MMP Paying Agent of its intention to redeem on the earliest practicable date following such Eligible Asset Cure Date the number of shares of MMP determined as provided below and (2) give a Notice of Redemption (which shall specify a mandatory redemption date that is not fewer than 30 days nor more than 33 days after the date of such notice) with respect to the redemption of shares of MMP on such mandatory redemption date. The Fund shall redeem, out of funds legally available therefor, the number of shares of MMP equal to the minimum number of shares the redemption of which, if such redemption had occurred immediately prior to the opening of business on such Eligible Asset Cure Date, would result in the Eligible Asset Coverage having been met on such Eligible Asset Cure Date or, if the Eligible Asset Coverage cannot be restored, all of the shares of MMP, at a redemption price equal to $100,000 per share (without payment of any premium) plus an amount equal to all dividends (whether or not earned or declared) accumulated thereon up to but not including such mandatory redemption date and unpaid, and an Additional Distribution Right with respect to such accumulated and unpaid dividends.

                  In the event of a redemption in part of the shares of MMP pursuant to the preceding two paragraphs, such redemption shall not be effected on either of the two Business Days immediately preceding an Auction Date.

                  NOTICE OF REDEMPTION. A notice of redemption ("Notice of Redemption") shall be given by mailing the same to each holder of record of the shares to be redeemed (initially Cede as nominee of the Securities Depository), not less than 30 nor more than 33 days prior to the date fixed for redemption thereof, to the respective addresses of such holders as the same shall appear on the stock books of the Fund. Each such Notice of Redemption shall state (i) the redemption date; (ii) the number of shares of MMP to be redeemed; (iii) the CUSIP number for such shares; (iv) the redemption price; (v) the place or places where certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors of the Fund shall so require and the notice shall so state) are to be surrendered for payment of the redemption price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; (vii) the provision or provisions of the Articles Supplementary under which such redemption is made; and (viii) if applicable, that the holders of the shares of MMP being called for redemption will not be entitled to participate, with respect to such shares, in an Auction held subsequent to the date of such Notice of Redemption. If fewer than all shares held by any holder are to be redeemed, the Notice of Redemption mailed to such holder shall also specify the number of shares to be redeemed from such holder.

                  OTHER REDEMPTION PROCEDURES. Except as described above with respect to redemptions and under "The Auction -- Orders by Existing Holders and Potential Holders" and "Dividends -General" below, nothing contained in the Articles limits any legal right of the Fund to purchase or otherwise acquire any shares of MMP outside of an Auction at any price in privately negotiated transactions or in the over-the-counter market or otherwise.

                  If the Fund gives or causes to be given a Notice of Redemption, irrevocably deposits with the MMP Paying Agent a sum sufficient to pay the cash redemption price for the shares of MMP as to which such Notice of Redemption was given and gives the MMP Paying Agent irrevocable instructions and authority to pay the cash redemption price to the holders of such shares, then on the date of such deposit (or, if no such deposit is made, then on the date fixed for redemption, unless the Fund defaults in making payment of the redemption price), all rights of the holders of such shares by reason of their ownership of such shares, except their right to receive the redemption price thereof (but without interest) and any amount distributed pursuant to the Additional Distribution Right distributed upon redemption or otherwise to the Holder, shall terminate, and such shares shall no longer be deemed outstanding for any purpose, including, without limitation, calculation of the Eligible Asset Coverage and the Dividend Coverage and the right of the holders of such shares to vote on any matter or to participate in any subsequent Auction. The Fund shall be entitled to receive, from time to time, from the MMP Paying Agent the income, if any, derived from the investment of moneys and/or other assets deposited with it (to the extent that such income is not required to pay the cash redemption price of the shares to be redeemed), and the holders of shares to be redeemed shall have no claim to any such income. In case the holder of any shares called for redemption shall not claim the redemption price for his shares within two years after the redemption date, the MMP Paying Agent shall, upon demand, pay over to the Fund such amount remaining on deposit and the MMP Paying Agent shall thereupon be relieved of all responsibility to the holder with respect to such shares, and such holder shall thereafter look only to the Fund for payment of the redemption price of such shares.

                  Solely for the purpose of determining the number of shares of MMP to be stated in a Notice of Redemption as subject to a mandatory or optional redemption, the amount of funds legally available for such redemption shall be determined as of the date of such Notice of Redemption. The Fund shall not give a Notice of Redemption with respect to an optional redemption unless at the time of giving such notice the Fund shall have sufficient legally available funds in the form of cash or U.S. Treasury Securities and Short-Term Money Market Instruments maturing in 30 days or less to effect the redemption of all of the shares of MMP to be redeemed pursuant to such notice. To the extent that any redemption of which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor on the redemption date, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem shares of MMP shall be deemed to exist at any time after the date specified for redemption in the Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust funds with the MMP Paying Agent with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Fund may not have redeemed shares of MMP for which a Notice of Redemption has been given, dividends may be declared and paid on shares of MMP and shall include those shares of MMP for which a Notice of Redemption has been given, subject to the preceding paragraph.

                  In the event of any partial redemption of MMP, the Auction Agent will, at least two Business Days prior to the next Auction for MMP, request the Agent Member of each Existing Holder of shares of MMP to disclose to the Auction Agent (upon selection by such Agent Member of the Existing Holders whose shares are to be redeemed) the number of shares of MMP, if any, of such Existing Holder which are subject to such redemption, provided the Auction Agent has been furnished, at least three Business Days prior to such Auction, with the name and telephone number of a person or department at such Agent Member from which it shall request such information. In the absence of receiving any such information with respect to an Existing Holder, from such Existing Holder's Agent Member or otherwise, the Auction Agent may continue to treat such Existing Holder as the beneficial owner of the number of shares of MMP shown in the Auction Agent's registry.

                  In the event of redemption of any shares of MMP or liquidation of the Fund, as discussed below, holders of shares of MMP may become entitled to Additional Distributions for the year of redemption or liquidation after they have disposed of their shares. The Fund will make such Additional Distributions as promptly as practicable.

LIQUIDATION

                  Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of shares of MMP then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, after satisfying claims of creditors but before any payment or distribution shall be made on the Common Stock or on any other class of stock of the Fund ranking junior to the MMP upon dissolution, liquidation or winding up, liquidating distributions per share of $100,000 plus an amount equal to all dividends (whether or not earned or declared) accumulated thereon up to but not including the date of such distribution and unpaid, and an Additional Distribution Right with regard to such accumulated and unpaid dividends. After the payment to the holders of the shares of MMP of the full preferential amounts provided for as described herein, the holders of MMP as such shall have no right or claim to any of the remaining assets of the Fund, except pursuant to the Additional Distribution Right distributed as described herein or as otherwise distributed to the Holder. In the event the assets of the Fund available for distribution to the holders of shares of MMP, upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled, no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of MMP with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of MMP, ratably, in proportion to the full distributable amounts to which holders of MMP and holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up. Subject to the rights of the holders of shares of any series or class or classes of stock ranking on a parity with the shares of MMP with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the holders of the shares of MMP as described herein, but not prior thereto, any other series or class or classes of stock ranking junior to the shares of MMP with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the shares of MMP shall not be entitled to share therein.

                  Neither the sale, lease or exchange (for cash, stock, securities or other consideration) of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other entity, nor the merger or consolidation of any other entity into or with the Fund nor any share exchange between the Fund and any other entity shall be deemed to be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

VOTING RIGHTS

                  Except as otherwise indicated in this Prospectus, provided in the Articles or required by law, each holder of shares of MMP will be entitled to one vote for each share of MMP held on each matter submitted to a vote of shareholders of the Fund, and the holders of outstanding shares of MMP and shares of Common Stock will vote together as a single class.

                  Holders of shares of MMP, voting as a separate class, will be entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by the Common Stock shareholders except that if at any time dividends on the MMP are unpaid in any amount equal to two full years' dividends, the holders of shares of MMP, voting as a single class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment.


                   The affirmative vote of at least 80% of the votes entitled to be cast by the holders of MMP outstanding will be required to amend the Articles so as to adversely affect in any material respect any contract right of the shares of MMP or the holders thereof expressly set forth in the Articles. The affirmative vote of at least 80% of the votes entitled to be cast by the holders of MMP outstanding, voting as a separate class, will be required to issue any shares of Preferred Stock ranking prior to or on a parity with the MMP as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund (other than previously authorized and unissued shares of MMP, including any shares of MMP purchased or redeemed by the
Fund), or increase the authorized amount of MMP or any other Preferred Stock. The affirmative vote of a majority of the votes entitled to be cast by holders of MMP, voting as a separate class with holders of other Preferred Stock entitled to vote on the matter, shall be required to approve certain other matters which, under the Articles, require the approval of a majority of the votes entitled to be cast by stockholders if also approved by 80% of the "Continuing Directors" (defined as any member of the Board of Directors who (1) is not an Interested Party or an Affiliate or an Associate (as these terms are defined below) of an Interested Party and has been a member of the Board of Directors for a period of at least 12 months, or (2) is a successor of a Continuing Director who is not an Interested party or an Affiliate or Associate of an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors or (3) is elected to the Board to be a Continuing Director by a majority of the Continuing Directors then on the Board of Directors and who is not an Interested Party or an Affiliate or Associate of an Interested Party. "Interested Party" means any person, other than an investment company advised by the Adviser or any of its Affiliates which enters, or proposes to enter, into a Business Combination (as defined in the Articles) with the Fund or which individually or together with any other persons beneficially owns or is deemed to own, directly or indirectly, more than 5 percent of any class of the Fund's securities (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations therunder (the "Exchange Act")). "Affiliate" and "Associate" have the respective meanings ascribed to them in Rule 12b-2 of the Exchange Act; in addition, the term "Affiliate" also includes any person who, at or prior to the time of election to the Board of Dircetors had, expressed support in writing of any proposals of an Interested Party for which shareholder aproval would be required (for purposes of consideration of those proposals only). The Fund's investment objective may only be changed by (a) the affirmative vote of (a) at least 80% of the outstanding Common Stock and shares of MMP, voting as a single class, (b) at least 80% of the outstanding shares of MMP, voting as a separate class, and (c) at least 80% of the entire Board of Directors. Unless a higher percentage is provided for in the Articles, the affirmative vote of a majority of the votes entitled to be cast by holders of MMP (as determined in accordance with the 1940 Act), voting as a separate class, will be required to approve any plan of reorganization adversely affecting the shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or changes in certain restrictions described above under "Investment Objective and Policies" and "Investment Restrictions." The class vote of holders of shares of MMP described above will in each case be in addition to a separate vote of the requisite percentage of the votes entitled to be cast by holders of shares of Common Stock and outstanding

MMP, voting as a single class, necessary to authorize the action in question. The voting provisions with respect to the MMP described in this Prospectus will not apply if at, or prior to, the time at which the act with respect to which the vote would otherwise be required is effected, all outstanding MMP has been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemptions.

                  The Board of Directors may, without the vote or consent of the holders of MMP, amend, alter or repeal any or all of the definitions required to be contained in the Articles by Moody's and certain other definitions in the event the Board of Directors receives written confirmation from Moody's that any such amendment, alteration or repeal would not impair the rating then assigned to shares of MMP by Moody's.

                  For additional information concerning voting rights of holders of Preferred Stock, including MMP, see "Conversion to Open-End Fund" and "Certain Provisions of the Articles of Incorporation."

                           DESCRIPTION OF COMMON STOCK

                  In addition to the shares of MMP, the Fund's Articles authorize the issuance of up to 240,000,000 shares of Common Stock, par value $.01 per share. All shares of Common Stock have equal non-cumulative voting rights and equal rights with respect to dividends and distribution of assets upon liquidation. Shares of Common Stock are fully paid and non-assessable when issued and have no preemptive, conversion or exchange rights. So long as any shares of MMP are outstanding, the Fund is not permitted to declare dividends or make any distributions with respect to or purchase its Common Stock unless, at the time of such declaration, distribution or purchase, as applicable (and after giving effect thereto), all accumulated dividends and any Additional Distributions then due on shares of MMP have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to the MMP would be at least 200% after giving effect to the dividend, distribution or purchase. See "Description of MMP" above.


                   The Common Stock has traded on the NYSE under the symbol "PFD" since January 25, 1991. At May 24, 2002, the net asset value per share of Common Stock was $14.60 and the closing price per share of Common Stock on the NYSE was $13.85.


DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

                  Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose shares of Common Stock are registered in his or her own name will have all distributions reinvested automatically by PFPC Inc. as agent under the Plan unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds shares of Common Stock registered in the name of a broker or other nominee may not be able to transfer the shares to another broker or nominee and continue to participate in the Plan.

Investors who own shares of Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

                  The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then-current market value. Otherwise, PFPC Inc. will buy shares of the Common Stock in the open market, on the NYSE or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares of Common Stock that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If PFPC Inc. commences purchases in the open market and the then-current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, PFPC Inc. will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then-current market value.

                  Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to PFPC Inc.'s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the fiscal year ended November 30, 2001, $2,609.66 in brokerage commissions were incurred.

                  The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

                  In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then-current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

                  A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying PFPC Inc. in writing, by completing the form on the back of the Plan account statement and forwarding it to PFPC Inc. or by calling PFPC Inc. directly. A termination will be effective immediately if notice is received by PFPC Inc. not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC Inc. will either (a) issue certificates for the whole shares credited to shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold common stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

                  The Plan is described in more detail in the Fund's Plan brochure. Information concerning the Plan may be obtained from PFPC Inc. at 1-800-331-1710.

                                   TAX MATTERS

                  The discussion set forth below of the tax considerations generally affecting the Fund and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Prospective shareholders should therefore consult their own tax advisors prior to purchasing shares of MMP.

TAXATION OF THE FUND AND ITS INVESTMENTS

                  The Fund has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code. To so qualify, the Fund must, among other things: (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to the Fund's business of investing in such stock, securities or foreign currencies and (2) diversify its holdings so that, at the end of each quarter of the Fund's taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, Government Securities, securities of other regulated investment companies and other securities, with such other securities limited, with respect to any one issuer, to an amount no greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than Government Securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and which are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, the Fund may be restricted in the utilization of certain of the investment techniques described under "Investment Objective and Policies -- Investment Techniques."

                  As a regulated investment company, the Fund will not be subject to Federal income tax on its net investment income (I.E., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of its investment company taxable income (I.E., at least 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments as specified in Section 852 of the Code but without regard to the dividends paid deduction specified therein) for the taxable year is so distributed, but will be subject to tax at regular corporate rates on any income or gains that it does not distribute. Further, the Fund will be subject to a Federal corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet this distribution requirement. Any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each such shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund to such shareholders during January of the following calendar year.

                  The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Fund also currently intends to distribute any of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, the Board of Directors of the Fund may in the future determine to instead retain any such excess for investment. If the Fund retains for investment an amount equal to its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a Federal corporate income tax (currently at a rate of 35%) on the amount retained. In that event, the Fund expects to designate such retained amounts as undistributed capital gains in a written notice to its shareholders each of whom (a) will be required to include in income for Federal income tax purposes, as long-term capital gains, its proportionate share of the undistributed amount, (b) will be entitled to credit its proportionate share of the 35% tax paid by the Fund on the undistributed amount against its own Federal income tax liabilities, if any, and to claim refunds to the extent its credits exceed its liabilities, and (c) will be entitled to increase its tax basis, for Federal income tax purposes, in its shares by an amount equal to 65% of the amount of undistributed capital gains included in its income.

                  The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of the sum of its net investment income for that year, the net amount of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year and certain undistributed amounts from previous years. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end.

     If, at any time when shares of MMP are outstanding, the Fund does not meet the 1940 Act Asset Coverage or the Eligible Asset Coverage, the Fund will be required to suspend dividends and distributions to holders of Common Stock until such coverage is restored. See "Investment Objective and Policies -- Rating Agency Guidelines, Eligible Asset Coverage, Dividend Coverage and 1940 Act Asset Coverage", "Description of MMP -- Dividends -- Determination of Dividend Rate" and "Description of MMP -- Redemption." A suspension of dividends and distributions might prevent the Fund from (1) satisfying the 90% distribution requirement described above, thereby causing the Fund to fail to qualify to be taxed as a regulated investment company or (2) making sufficient distributions to avoid the 4% excise tax described above. Upon any failure to meet the Eligible Asset Coverage or the 1940 Act Asset Coverage, the Fund will be required to redeem shares of MMP in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify to be taxed as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

     If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the 90% distribution requirement as discussed above, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the DRD), even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

                  If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

                  FUTURES CONTRACTS AND OPTIONS. The Fund's transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund to be taxed as a regulated investment company.

TREATMENT OF MMP AS STOCK

                  The IRS has held in a revenue ruling that certain auction rate preferred stock would be treated as stock for Federal income tax purposes. The terms of the MMP are similar, but not identical, to the auction rate preferred stock discussed in the revenue ruling and, in the opinion of Willkie Farr & Gallagher, counsel to the Fund, the shares of MMP will constitute stock of the Fund and cash dividends payable on Dividend Payment Dates with respect to shares of MMP will constitute dividends to the extent of the Fund's current and accumulated earnings and profits as calculated for Federal income tax purposes. The foregoing opinion of Willkie Farr & Gallagher is based on certain factual representations made by the Underwriter and the Adviser relating to the shares of MMP and the Fund. Nevertheless, it is possible that the IRS might take a contrary position, asserting, for example, that the shares of MMP constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Fund to holders of MMP would constitute interest, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

TAXATION OF FUND DIVIDENDS AND DISTRIBUTIONS TO HOLDERS OF MMP


                  GENERAL. The Fund currently intends to distribute substantially all of its net investment income and substantially all of its net realized long-term and short-term capital gains for each of its taxable years. Generally, dividends paid by the Fund derived from its net investment income (other than income designated as qualifying for the DRD) are taxable to holders of MMP as ordinary income. In addition, any distributions designated as being made from the Fund's net realized long-term capital gains are taxable to holders of MMP as long-term capital gains, regardless of the holding period of such shareholders of the Fund's shares.

                  DISTRIBUTIONS ELIGIBLE FOR THE DIVIDENDS RECEIVED DEDUCTION. The Fund is allowed to designate, for the benefit of shareholders, that portion of its distributions which is eligible for the DRD. The amount so designated for any taxable year may not exceed the aggregate dividends received by the Fund which qualify for the DRD. As discussed in greater detail below, if the Fund's income, during any taxable year, does not qualify in its entirety for the DRD, a pro rata portion of such non-qualifying income must be allocated to the MMP. No assurance can be given that the Fund will not generate capital gains and other income that does not qualify for the DRD. In such a circumstance, if the requisite notice described below is not given to the holders of MMP with respect to dividends received from the Fund that do not fully qualify for the DRD, Additional Distributions would become payable on the shares of MMP to compensate such holders for the resulting reduction in their net after-tax return. See "Description of MMP -- Dividends -- Additional Distributions."

                  Pursuant to guidance issued by the IRS, the holders of the Common Stock and the MMP will not receive more than each class' proportionate share of the Fund's net investment income qualifying for the DRD ("DRD dividend income"), net investment income not qualifying for the DRD ("non-DRD investment income"), net realized short-term capital gains and net realized long-term capital gains. Thus, for example, if 80% of the Fund's income consisted of DRD dividend income, 15% consisted of non-DRD investment income and 5% consisted of net realized long-term capital gains, then, assuming compliance with certain notice requirements (as discussed below), 80% of the amount of dividends paid by the Fund to the holders of the shares of MMP would be treated as DRD dividends (as described below), 15% would be treated as dividends that are not DRD dividends and the remaining 5% would be treated as a capital gain dividend (as described below). If any income other than DRD dividend income is anticipated to be allocated to holders of shares of MMP pursuant to the allocation rules described above, the Fund may, but shall not be required to, give advance notice to the Auction Agent of the amount of income not eligible for the DRD expected to be allocated to holders of MMP. If the Fund does not give the Auction Agent such advance notice or the amount of income not eligible for the DRD exceeds the amount indicated by the notice, the terms of the shares of MMP require the Fund to make Additional Distributions to compensate such holders for the additional tax liability resulting from such allocation. See "Additional Distributions" below.

                  The Fund will follow appropriate guidance provided by the IRS or the courts as to the manner in which designations of dividends qualifying for the DRD are to be made. The Fund believes that, under current law, the manner in which it intends to allocate items of income which qualify for the DRD, net realized long-term and short-term capital gains and other taxable income, if any, between shares of Common Stock and shares of MMP will be respected for Federal income tax purposes. However, the tax treatment of Additional Distributions may affect the Fund's calculation of each class' allocable share of DRD dividend income, net realized long-term and short-term capital gains and other taxable income. See "Additional Distributions" below. In addition, there can be no absolute assurance that the Fund's method for allocating income which qualifies for the DRD, net realized long-term and short-term capital gains and other taxable income between shares of Common Stock and shares of MMP will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with the Fund's method of allocation and attempt to reallocate the Fund's net realized capital gains or other taxable income. In the event of a reallocation, some of the dividends identified by the Fund as income which qualifies for the DRD may be recharacterized as additional capital gain or other taxable income. In the event of such recharacterization, the Fund would not be required to pay Additional Distributions or any other payments to holders of shares of MMP to offset the tax effect of such reallocation.

                  LIMITATIONS ON THE DIVIDENDS RECEIVED DEDUCTION. A holder of shares of MMP that (1) is taxed as a corporation for Federal income tax purposes, (2) meets the applicable holding period and taxable income requirements of Section 246 of the Code, (3) is not subject to the "debt-financed portfolio stock" rules of Section 246A of the Code with respect to such holder's investment in shares of MMP, and (4) otherwise is entitled to the DRD under Section 243 of the Code, will be entitled to claim a deduction in an amount equal to 70% of the dividends received on shares of MMP which are designated by the Fund as qualifying for the DRD. Holders of shares of MMP which are Subchapter S corporations are not eligible for the DRD.

                  Under Section 246(c) of the Code, a holder of shares of MMP generally must own such shares for at least 46 days during the 90-day period that begins on the date which is 45 days prior to the shares' ex-dividend date in order to be eligible for the DRD. However, in the case of a Special Rate Period of more than 366 days, the holder must own its MMP shares for at least 91 days during the 180-day period that begins on the date which is 90 days prior to the ex-dividend date. The date of disposition but not the date of acquisition is counted toward the holding period of the shares. Both the 46-day and the 91-day holding periods (as well as the two-year holding period which applies in the case of "extraordinary dividends" as described below) are suspended during any period in which the holder has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, or has granted an option to buy, substantially identical stock or securities or holds one or more other positions in substantially similar or related property that diminish the risk of loss from holding such stock. Section 246(c) of the Code also disallows the DRD for a dividend if a holder of shares of MMP is obligated (whether pursuant to short sales or otherwise) to make related payments with respect to positions in substantially similar or related property.

                  Section 246A of the Code reduces the availability of the DRD under certain circumstances in respect of "debt-financed portfolio stock." Shares of MMP will generally constitute "portfolio stock" within the meaning of
Section 246A of the Code. In general, portfolio stock will be considered debt-financed if any indebtedness is directly attributable to investment in such stock. For these purposes, amounts received from a short sale of portfolio stock are treated as indebtedness for the period beginning on the day such amounts are received and ending on the day the short sale is closed. Although the circumstances under which indebtedness will be viewed as "directly attributable" to investment in portfolio stock are not clear and although regulations have not yet been promulgated under Section 246A of the Code, it is likely that borrowings the amount and timing of which approximate the purchase price and purchase date of shares of MMP generally will cause such shares to be considered "debt-financed."

     Section 1059 of the Code requires a corporate holder to reduce its basis in stock (but not below zero) if any "extraordinary dividend" is received with respect to such stock and the holder has not held such stock for more than two years before the dividend announcement date. Generally, the amount of such basis reduction is equal to the portion of such dividend which is not subject to tax pursuant to the DRD provisions. In general, in the case of preferred stock, an extraordinary dividend is a dividend that (1) equals or exceeds 5% of the holder's basis in the stock, treating all dividends having ex-dividend dates within an 85-day period as one dividend, or (2) exceeds 20% of the holder's basis in the stock, treating all dividends that have ex-dividend dates within a 365-day period as one dividend. The length of time that a taxpayer is deemed to have held stock for purposes of Section 1059 of the Code is determined under principles similar to those regarding the minimum holding period requirements of
Section 246(c) of the Code as described above. A holder disposing of shares of MMP following an adjustment under Section 1059 of the Code would recognize additional gain or a smaller loss. Also, a holder would recognize additional gain in an amount equal to the untaxed portion of any extraordinary dividends that would have reduced basis but for the limitation on the reduction of basis below zero. A holder may at its election determine the status of distributions as extraordinary dividends by reference to the fair market value of the stock as of the date before the ex-dividend date, rather than by reference to the adjusted basis for the stock, provided the taxpayer establishes such fair market value to the satisfaction of the IRS. In addition, certain stock redemptions described in Section 1059(e)(1) of the Code, including any redemption of stock that is treated as a dividend under Section 301 of the Code and which is not pro rata as to all the shareholders of the corporation, are required to be treated as extraordinary dividends. A shareholder will not receive any compensating payments (or any Additional Distributions) with regard to a reduction of basis that results from the treatment of a dividend on shares of MMP or an Additional Distribution as an extraordinary dividend.

                  ALTERNATIVE MINIMUM TAX. The Code imposes on corporate taxpayers an alternative minimum tax at the rate of 20%. The alternative minimum tax applies to a base of regular taxable income, subject to certain adjustments, plus certain items of tax preference (with such combined amount being referred to as alternative minimum taxable income ("AMTI")). The alternative minimum tax will apply to the extent it exceeds the regular tax liability of the corporate taxpayer. Adjustments to AMTI include 75% of the amount by which the taxpayer's adjusted current earnings, as defined in the Code (which would generally include the full amount of dividends received on shares of MMP without any reduction for the DRD), exceeds the taxpayer's AMTI (determined without regard to this adjustment and prior to reduction by net operating losses).

                  DISTRIBUTIONS IN EXCESS OF EARNINGS AND PROFITS. If, for any taxable year of the Fund, the amount of distributions paid for such year exceeds its net investment income and net realized long-term and short-term gains for such year, the amount of such excess distribution will be treated as ordinary income up to the amount of the Fund's current and accumulated earnings and profits as calculated for Federal income tax purposes and any remaining excess distribution thereafter will, as a general rule, first be treated as a non-taxable return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and, after such basis has been reduced to zero, will constitute a capital gain to the shareholder (assuming that the shares of MMP are held as a capital asset). Under current Federal income tax principles, current earnings and profits are allocated first to shares of preferred stock and any remaining current earnings and profits (after all distributions are taken into account on the preferred stock) are allocated to common stock. Thus, the Fund anticipates that it will allocate its current earnings and profits to distributions on the shares of MMP prior to an allocation of such earnings and profits to the Common Stock unless required to do otherwise by applicable law. Since the Fund anticipates that it will distribute substantially all of its net investment income and net realized long-term and short-term capital gains in each of its taxable years, the Fund does not expect to have significant amounts of accumulated earnings and profits.

                  If the Fund does not have any accumulated earnings and profits and makes, by the end of its taxable year, an amount of MMP distributions which exceeds the amount of its current earnings and profits, then each MMP dividend paid for that taxable year would be treated, in the same proportion, in part as a dividend of taxable income and in part as a non-taxable return of capital. While shareholders would incur no current Federal income tax liability on the portion of a distribution with respect to their MMP shares that is treated as a return of capital, each shareholder's basis in its shares would be reduced by that amount. This reduction of basis would operate to increase the shareholder's capital gain (or decrease its capital loss) upon a sale, exchange or other disposition of its shares. Moreover, after the shareholder's tax basis in its MMP shares has been reduced to zero, any remaining amount of the excess distribution will constitute a capital gain to the shareholder (assuming that the shares of MMP are held as a capital asset). If any portion of any distribution received by a holder or prior holder with respect to a particular Rate Period is not eligible for the DRD because such amount constitutes a return of capital, and if the Fund does not give advance notice to the Auction Agent that such amount will be ineligible for the DRD prior to the Auction relating to such Rate Period, the terms of the MMP will require the Fund to pay Additional Distributions as described above under "Description of MMP --Dividends --Additional Distributions."

                  SALE OR EXCHANGE OF SHARES. Upon the sale, exchange or other disposition of its MMP shares, a shareholder will realize a taxable gain or loss depending upon the amount realized and the basis of its shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term depending upon the shareholder's holding period for the shares. Any loss realized on a sale, exchange or other disposition of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale, exchange or other disposition of MMP shares held by the shareholder for six months or less will be treated for Federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such shares.

                  TENDER OFFERS TO PURCHASE SHARES. Under current law, a holder of MMP shares which tenders all shares of the Fund owned by such shareholder (as well as any shares considered owned by such shareholder under attribution rules contained in the Code) will realize a taxable gain or loss depending upon the amount realized and such shareholder's basis in its shares. Such gain or loss will be treated as capital gain or loss if the shares are held as capital assets in the shareholder's hands and will be long-term or short-term depending upon the shareholder's holding period for the shares. If a holder of MMP shares tenders less than all shares owned by and attributed to such shareholder (or if the Fund purchases only some of the shares tendered by such holder), and if the distribution to such shareholder does not otherwise qualify as a sale or exchange for Federal income tax purposes, the proceeds received will be treated as a taxable dividend, return of capital or capital gain depending on the Fund's earnings and profits and the shareholder's basis in the tendered shares.

                  ADDITIONAL DISTRIBUTIONS. If the Fund allocates any net realized capital gains or other income not qualifying for the DRD to dividends paid to holders or prior holders of shares of MMP, or characterizes any portion of the dividend to be paid on such shares as constituting a return of capital, without having given an advance notice to the Auction Agent of the amount of such non-qualifying amount prior to the Auction relating to such dividends as provided in the Articles Supplementary (such non-qualifying amount or any portion thereof for which notice has not been given is referred to herein as a "Retroactive Taxable Allocation"), the Fund shall, on a date not later than 120 days after the end of the Fund's taxable year in which a Retroactive Taxable Allocation was made, provide a payment notice thereof to the Auction Agent and to each holder or prior holder, as appropriate, of such shares of MMP at such holder's or prior holder's address as the same appears or last appeared on the stock books of the Fund. Such holders or prior holders of such shares of MMP shall be entitled to receive, out of funds legally available therefor, an Additional Distribution in an amount such that the net return to the holder or prior holder (after Federal income tax consequences) from the Additional Distribution and the portion of the dividend that does not qualify for the DRD in excess of that included in the advance notice, if any, given by the Fund to the Auction Agent is equal, based on certain assumptions, to the net return the holder or prior holder would have realized (after Federal income tax consequences) if such non-qualifying excess portion had qualified for the DRD and the Additional Distribution had not been paid. Any Additional Distribution shall be payable by the Fund to the Auction Agent for distribution to such holders or prior holders within 30 days after the payment notice described above is given to the Auction Agent.

                  The Federal income tax consequences of Additional Distributions under existing law are uncertain. The Fund intends to treat a holder or prior holder as receiving a dividend distribution in the amount of any Additional Distribution only as and when such Additional Distribution is paid pursuant to the payment notice described in the preceding paragraph. It is possible that the IRS may assert that all or part of an Additional Distribution is includible in the recipient's income in the taxable year in which the regular dividend, which was subject to the Retroactive Taxable Allocation, was paid. Additional Distributions will not be designated by the Fund as distributions which qualify for the DRD unless the Fund receives an opinion of counsel that such designation will be given effect for Federal income tax purposes. Furthermore, even if the Fund receives such an opinion, the Fund will treat its Additional Distributions as eligible for the DRD only to the extent that the Fund believes that it has DRD dividend income that it can allocate to its Additional Distributions. The Fund will not be required to compensate recipients of Additional Distributions if the Fund's characterization and treatment of the Additional Distributions is not respected for Federal income tax purposes or if the Fund has insufficient earnings and profits or DRD dividend income.

                  BACKUP WITHHOLDING. If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that it has provided a correct taxpayer identification number and that it is not subject to backup withholding, then the shareholder may be subject to a "backup withholding" tax (currently at a rate of 30%) with respect to (1) taxable dividends and capital gain distributions and
(2) the proceeds of any sales or repurchases of Fund shares. An individual's taxpayer identification number is his social security number. The backup withholding tax is not an additional tax and may be credited against a taxpayer's Federal income tax liability. Corporate shareholders and certain other shareholders are or may be exempt from backup withholding.

                  STATEMENTS AND NOTICES. Each shareholder will receive an annual statement as to the Federal income tax status of its dividends and distributions from the Fund for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the Federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding year.

                  OTHER TAXES. Dividends and distributions also may be subject to additional state and local taxes depending on each shareholder's particular situation.

                  THE FOREGOING IS ONLY A SUMMARY OF CERTAIN TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

                  REPURCHASE OF COMMON STOCK AND TENDER OFFERS;
                           CONVERSION TO OPEN-END FUND

                  The Fund is a closed-end investment company and as such its shareholders do not have the right to cause the Fund to redeem their shares. Instead, the Fund's shares of Common Stock trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of closed-end investment companies frequently trade at a discount from net asset value, or in some cases trade at a premium. Some closed-end companies have taken certain actions, including the repurchase of common stock in the market at market prices and the making of one or more tender offers for common stock at prices close to net asset value, in an effort to reduce or mitigate any such discount. Others have converted to an open-end investment company, the shares of which are redeemable at net asset value. The Board has seen no reason to adopt any of these steps with respect to the Fund. Accordingly, the Fund cannot assure you that the Board will decide to take any of these actions, or, if taken, that share repurchases or tender offers will cause the Fund's shares to trade at a price equal to their net asset value.

                  As noted above, so long as any MMP is outstanding, the Fund may not purchase, redeem or otherwise acquire any shares of its Common Stock unless (1) all accumulated dividends on shares of MMP have been declared and paid and all Additional Distributions then due have been paid and (2) at the time of the purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Stock) is at least 200% of the liquidation value of the then-outstanding MMP (expected to equal the original purchase price per share plus any accumulated and unpaid dividends and any Additional Distributions thereon).

                  If the Fund converted to an open-end company, it would be required to redeem all shares of MMP then outstanding (requiring that it liquidate a portion of its investment portfolio), and the Fund's Common Stock would no longer be listed on the NYSE. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

                  Before deciding whether to take any action if the shares of Common Stock trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, market considerations and the effect of certain tax considerations, including maintenance of the Fund's tax status as a regulated investment company and whether, as a consequence of such termination, the Fund would be required to make Additional Distributions on the MMP. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.


                  Conversion of the Fund to an open-end investment company would require an amendment of the Articles. Under the Articles, such an amendment would require the affirmative vote of at least 80% of the Board of Directors and at least 80% of the votes entitled to be cast by holders of shares of Common Stock of the Fund. In addition, as long as shares of Preferred Stock (including shares of MMP) remain outstanding, the amendment would need to be approved by the affirmative vote of at least 80% of the votes entitled to be cast by any Preferred Stock (including shares of MMP) outstanding, voting as a separate class. If an amendment providing for the conversion of the Fund to an open-end investment company has been previously approved by a vote of 80% of the Continuing Directors, only a majority of the votes entitled to be cast by holders of shares of Common Stock and MMP outstanding, each voting as a separate class, would be required to approve the conversion.

               CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION


                   The Articles include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Board of Directors is divided into three classes. At the annual meeting of shareholders in each year, the term of one class expires and each Director elected to the class will hold office for a term of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. The Articles provide that the maximum number of Directors that may constitute the Fund's entire Board is 12. A Director may be removed from office with or without cause but only by vote of at least 80% of the votes entitled to be cast by holders of Common Stock with respect to the Directors elected by them and at least 80% of the votes entitled to be cast by holders of outstanding Preferred Stock (including shares of MMP) with respect to the Directors elected by them. The maximum number of Directors may be increased only by an amendment to the Articles approved by 80% of the votes entitled to be cast by holders of Common Stock and any outstanding Preferred Stock (including shares of MMP), each voting as a separate class, unless approved by 80% of the Continuing Directors, in which case the approval of a majority of the votes entitled to be cast by holders of Common Stock and any outstanding Preferred Stock (including shares of MMP), each voting as a separate class, will be required unless otherwise required by the Articles or unless otherwise required by law.

                  The Articles require the favorable vote of at least 80% of the entire Board of Directors and of at least 80% of the votes entitled to be cast by holders of Common Stock and, as long as shares of Preferred Stock (including shares of MMP) remain outstanding, Preferred Stock, each voting as a separate class, to authorize the conversion of the Fund from a closed-end to an open-end investment company as defined in the 1940 Act (except under certain circumstances described above in "Repurchase of Common Stock; Conversion to Open-End Fund"). The Articles also require the favorable vote of at least 80% of the Directors and at least 80% of the votes entitled to be cast by holders of Common Stock and any outstanding Preferred Stock (including shares of MMP), each voting as a separate class, to approve, adopt or authorize the following:


                  (i) merger, consolidation or share exchange of the Fund with or into any other person;

                  (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more excluding sales of securities of the Fund in connection with a public offering or private placement, issuances of securities of the Fund pursuant to a dividend reinvestment and cash purchase plan adopted by the Fund and issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund;

                  (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions effected by the Fund in the ordinary course of its business (transactions within clauses (i) and (ii) and this clause (iii) each being known individually as a "Business Combination");

                  (iv)  any  proposal  as  to  the  voluntary   liquidation   or
dissolution of the Fund or any amendment to the Articles to terminate its existence; and

                  (v)  any  shareholder   proposal  as  to  specific  investment
decisions made or to be made with respect to the Fund's assets.


                  However, if a matter described above under (iv) or a Business Combination described above under (i) or (ii) (if the transfer or other disposition constitutes all or substantially all of the assets of the Fund) is approved by a vote of at least 80% of the Continuing Directors, or if certain conditions regarding the consideration paid by the person entering into, or proposing to enter into, a Business Combination with the Fund and various other requirements are satisfied, the affirmative vote of a majority of the votes entitled to be cast by all shareholders, voting as a single class, and a majority of the votes entitled to be cast by holders of Preferred Stock, including the MMP, shall be required to approve such action. If any other Business Combination is approved by a vote of at least 80% of the Continuing Directors, or if certain conditions regarding the consideration paid by the person entering into, or proposing to enter into, a Business Combination with the Fund and various other requirements are satisfied, no stockholder vote will be required unless otherwise provided in the Charter or required by law. The Fund's Bylaws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at shareholders' meetings where the Fund has not received sufficient prior notice of the matters.


                  The Board of Directors has determined that the voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Articles and Bylaws of the Fund on file with the Commission for the full text of these provisions.

                CUSTODIAN, TRANSFER AGENT, DIVIDEND-PAYING AGENT
                       AND REGISTRAR AND REDEMPTION AGENT

                  PFPC Trust Company, an indirect wholly owned subsidiary of PNC Financial Services Group, located at P.O. Box 8030, Boston, Massachusetts 02266, acts as custodian of the Fund's investments. PFPC Inc., also located at P.O. Box 8030, Boston, Massachusetts 02266, serves as the transfer agent, dividend-paying agent and registrar for the Fund's Common Stock. PFPC Inc. also serves as agent in connection with the Dividend Reinvestment and Cash Purchase Plan for the Common Stock. Bankers Trust Company, 100 Plaza One, 6th Floor, Jersey City, New Jersey 07311, is the Auction Agent with respect to shares of MMP and will act as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to such shares.

                                  UNDERWRITING

                  Lehman Brothers, Inc. is acting as Underwriter in this offering. Lehman has agreed, subject to the terms and conditions contained in the Underwriting Agreement between the Underwriter and the Fund, dated the date hereof (a copy of which is filed as an exhibit to the Registration Statement of which this Prospectus is a part), to purchase, and the Fund has agreed to sell to Lehman, the shares of New MMP offered hereby.

                  The Underwriting Agreement provides that, if any of the foregoing shares are purchased by Lehman, all must be so purchased, and that the obligations of Lehman thereunder are subject to approval of certain legal matters by counsel and to various other conditions. In the Underwriting Agreement, the Fund has agreed to indemnify Lehman with respect to certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the Underwriter may be required to make for any of those liabilities, and the Adviser has agreed to indemnify the Underwriter to the extent the Fund does not.


                  Subject to the terms and conditions set forth in the Underwriting Agreement, the Fund will sell the 225 shares of New MMP to Lehman on the Date of Original Issue by releasing such shares to Lehman's account at the Securities Depository against payment by Lehman for such securities to the Fund's account. On the next Auction Date after the Date of Original Issue, all the 225 shares of New MMP sold to Lehman will be auctioned in the Auction of the shares of MMP pursuant to the Auction Procedures described in "The Auction" above, and will thereafter be held in book-entry form, as described in this Prospectus.

                   The sales load for the 225 shares of New MMP of $1,250 per share is equal to 1.25% of the initial offering price. The shares of MMP will not be listed on a national securities exchange and Lehman does not intend to make a market in these shares.


                  After the Auction which includes the New MMP, payment by each purchaser of the New MMP sold through the Auction will be made in accordance with the Settlement Procedures described in "Notification of Results; Settlement" above.


                   To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the Fund anticipates that Lehman may from time to time act as a broker or dealer and receive fees in connection with the execution of its portfolio transactions after Lehman has ceased to be the underwriter. Lehman or one of its affiliates will act in Auctions as a Broker-Dealer as set forth under "The Auction -- General." Lehman's principal office is located at 745 Seventh Avenue, New York, New York 10019. The settlement date for the purchase of shares of New MMP will be June 4, 2002, as agreed upon by the Underwriter, the Fund and the Adviser pursuant to Rule 15c6-1 under the Securities Act of 1934.


                                  LEGAL MATTERS

                  The validity of the shares of New MMP will be passed on for the Fund by Willkie Farr & Gallagher, New York, New York. Certain legal matters will be passed on for Lehman by

Simpson Thacher & Bartlett, New York, New York. Counsel for the Fund and Lehman may rely, as to certain matters of Maryland law, on Venable, Baetjer and Howard, LLP, Baltimore, Maryland.

                             REPORTS TO SHAREHOLDERS

                  The Fund sends unaudited semiannual and audited annual reports to the holders of its securities, including a list of investments held.

                                     EXPERTS

                  The financial statements of the Fund at November 30, 2001 have been audited by KPMG LLP, independent auditors, as set forth in their report incorporated by reference herein, and are included in reliance upon their report and upon the authority of said firm as experts in auditing and accounting. The address of KPMG LLP is 99 High Street, Boston, MA 02110.

                                    GLOSSARY


                  ""AA" Composite Commercial Paper Rate" has the meaning set forth in the Articles Supplementary.

                   "Accountants' Certificate" has the meaning set forth on page 92 of this Prospectus.

                  "Additional Distribution" has the meaning set forth on page 88 of this Prospectus.

                  "Additional Distribution Right" means a right issued by the Fund to a holder of shares of MMP at the time of payment of a dividend on, or redemption of, or liquidating distribution on shares of MMP entitling such holder to receive an Additional Distribution if a Retroactive Taxable Allocation is made.

                  "Affiliate" means any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; PROVIDED that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation one of the directors or executive officers of which is also a director of the Fund be an Affiliate solely because such director or executive officer is also a director of the Fund.

                  "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a Bidder.


                  "Applicable Rate" has the meaning set forth on page 65 of this Prospectus.


                  "Articles" means the Articles of Incorporation, as amended, of the Fund, including the Articles Supplementary Creating and Fixing the Rights of the Shares of MMP on file with the State Department of Assessments and Taxation of the State of Maryland.


                   "Auction" has the meaning set forth on page 65 of this Prospectus.

                   "Auction Agent" has the meaning set forth on page 66 of this Prospectus.

                   "Auction Date" has the meaning set forth on page 67 of this Prospectus.

                   "Auction Procedures" has the meaning set forth on page 65 of this Prospectus.

                   "Available MMP" has the meaning set forth on page 72 of this Prospectus.

                   "Beneficial Owner" has the meaning set forth on page 9 of this Prospectus.

                   "Bid" has the meaning set forth on page 9 of this Prospectus.

                   "Bidder" and "Bidders" have the respective meanings set forth on page 68 of this Prospectus.


                  "Board of Directors" or "Board" means the Board of Directors of the Fund or, in certain circumstances, a duly authorized committee thereof.

                  "Broker-Dealer" means any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

                  "Broker-Dealer Agreement" means an agreement among the Fund, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in this Prospectus.


                   "Business Day" has the meaning set forth on page 65 of this Prospectus.

                   "Certificate of Dividend Coverage" has the meaning set forth on page 90 of this Prospectus.

                   "Certificate of Eligible Asset Coverage" has the meaning set forth on page 90 of this Prospectus.

                   "Certificate of 1940 Act Asset Coverage" has the meaning set forth on page 89 of this Prospectus.


                  "Commercial Paper Dealers" means Lehman Commercial Paper Incorporated, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.


                   "Common Stock" has the meaning set forth on page 2 of this Prospectus.


                  "Common Stock Paying Agent" means PFPC, Inc., unless and until another bank or trust company has been appointed as Common Stock Paying Agent by a resolution of the Board of Directors, and thereafter such substitute bank or trust company.


                   "Confirmation Date" has the meaning set forth on page 92 of this Prospectus.

                  "Coverage Value" of each Eligible Asset means the value of the Eligible Asset calculated on the basis of certain procedures established by Moody's.


                   "Date of Original Issue" has the meaning set forth on page 66 of this Prospectus.


                  "Dividend Coverage" means the requirement that the aggregate Coverage Value of the Dividend Coverage Assets owned by the Fund as of any date of determination equals or exceeds the sum of (A) the Dividend Coverage Amount and (B) the amount of all liabilities that would appear on the date of determination on the face of the Fund's statement of assets and liabilities and are payable on or prior to the next Dividend Payment Date for the MMP.

                  "Dividend Coverage Amount" for the shares of MMP as of any date of determination means, the sum of, for each share of MMP then outstanding for which the next following Dividend Payment Date occurs within 30 days, that number which is the product of (i) $100,000; (ii) the Applicable Rate in effect on such share; and (iii) a fraction, the numerator of which is the number of days in the Dividend Period ending on the next following Dividend Payment Date for such share (determined by including the first day thereof but excluding the Dividend Payment Date) and the denominator of which is 360.

                  "Dividend Coverage Assets" means (i) cash (including, for this purpose, receivables for securities sold and dividends and interest receivable, in each case not later than 12:00 Noon, New York City time, on the Business Day immediately preceding the next Dividend Payment Date), and (ii) short-term money market instruments with maturity dates not later than 12:00 Noon, New York City time, on the Business Day immediately preceding the applicable Dividend Payment Date.

                  "Dividend Coverage Cure Date" means the third Business Day following a Dividend Coverage Evaluation Date with respect to which the Dividend Coverage is not met.


                   "Dividend Coverage Evaluation Date" has the meaning set forth on page 90 of this Prospectus.

                   "Dividend Payment Date" has the meaning set forth on page 65 of this Prospectus.

                   "Dividend Period" has the meaning set forth on page 65 of this Prospectus.

                   "Dividends Received Deduction" has the meaning set forth on page 3 of this Prospectus.


                  "Eligible Asset Coverage" means the Rating Agency Guideline which requires that the aggregate Net Coverage Value of Eligible Assets owned by the Fund as of the date of determination equals or exceeds the Eligible Asset Coverage Amount.

                  "Eligible Asset Coverage Amount" means the sum of (i) an amount equal to the product of (A) $100,000 times (B) the number of shares of MMP then outstanding, including outstanding shares of MMP held by Affiliates;
(ii) an amount equal to the applicable redemption premium on shares of MMP, if any; (iii) dividends expected to accumulate from the Eligible Asset Evaluation Date until the 56th day at specified rates; and (iv) an amount equal to the sum of (x) the amount of any assumed Additional Distribution that would be payable (excluding any declared and unpaid amount) to the MMP holders assuming that the amount of any distributions ineligible for the Dividends Received Deduction as to which the requisite notification has not been given to the Auction Agent would be the then-current amounts based upon the net capital gains of the Fund realized as of the previous month end and (y) the amount of any increment in the assumed Additional Distribution referred to in the previous clause which would be caused by the assumption of additional net capital gains of the Fund, if available, realized in the amount of such Additional Distribution as calculated in the previous clause.

                  "Eligible Asset Cure Date" means (i) the sixth Business Day following an Eligible Asset Evaluation Date as to which an Accountants' Certificate is not required to be delivered, except if any Eligible Asset Evaluation Date on which Eligible Asset Coverage is not met is also an Auction Date, then the fifth Business Day following such Eligible Asset Evaluation Date or (ii) the third Business Day following a Confirmation Date with respect to which the Fund has not delivered to the MMP Paying Agent an Accountants' Certificate confirming the Certificate of Eligible Asset Coverage relating to the immediately preceding Eligible Asset Evaluation Date.


                   "Eligible Asset Evaluation Date" has the meaning set forth on page 90 of this Prospectus.

                   "Eligible Assets" has the meaning set forth on page 51 of this Prospectus.

                   "Existing Holder" has the meaning set forth on page 66 of this Prospectus.


                  "Failure to Deposit," with respect to any shares of MMP, means a failure by the Fund to pay to the Auction Agent, not later than 12:00 Noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for such shares, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any such shares or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for such shares in The City of New York, New York, the cash redemption price to be paid on such redemption date for any such shares after notice of redemption is given as set forth in this Prospectus.


                   "Hold Order" has the meaning set forth on page 9 of this Prospectus.


                  "Independent Accountants" means a nationally recognized firm of accountants, that is with respect to the Fund a firm of independent public accountants under the Securities Act of 1933, as amended.

                   "Initial Rate Period" has the meaning set forth on page 65 of this Prospectus.

                   "Maximum Rate" has the meaning set forth on page 70 of this Prospectus.

                   "Minimum Holding Period" means the then-current minimum holding period (contained, as of the Date of Original Issuance, in Section 246(c) of the Code) required for corporate taxpayers generally to be entitled to the Dividends Received Deduction.

                   "Minimum Rate Period" has the meaning set forth on page 66 of this Prospectus.


                  "MMP Paying Agent" means Bankers Trust Company or any successor thereto, unless and until another bank or trust company has been appointed as MMP Paying Agent by the Board of Directors and thereafter such substitute bank or trust company.

                  "Net Coverage Value" of the Fund's Eligible Assets means the difference of (A) (i) the aggregate Coverage Value, as determined pursuant to the definition thereof, of Eligible Assets, plus (ii) the lesser of (w) the market value of the assets underlying a purchased futures contract assumed to be owned by the Fund divided by the discount factor established by Moody's that corresponds to assets of such types of Eligible Assets and (x) the settlement value of the asset underlying the futures contract, plus (iii) the lesser of (y) the market value of the assets underlying a written put option assumed to be owned by the Fund divided by the discount factor that corresponds to assets of such types of Eligible Assets and (z) the exercise value of the written put option, minus (iv) the, discounted value of securities sold in accordance with certain criteria specified in the definition of Eligible Assets in the Articles Supplementary to the extent that the discounted value of such securities has been included in the calculation of the aggregate Coverage Value on Eligible Assets, minus (v) the amount the Fund agrees to pay if it sells a security and agrees to buy it back in the future, minus (B) the amount of all liabilities that would appear on the Eligible Asset Evaluation Date on the face of the Fund's statement of assets and liabilities and without duplication to the extent already reflected in the Fund's balance sheet.

                  "1940 Act" means the Investment Company Act of 1940, as amended.


                   "1940 Act Asset Coverage" has the meaning set forth on page 11 of this Prospectus.


                   "1940 Act Asset Coverage Cure Date" has the meaning set forth on page 89 of this Prospectus.


                   "Notice of Redemption" has the meaning set forth on page 97 of this Prospectus.

                   "Order" and "Orders" have the respective meanings set forth on page 68 of this Prospectus.

                  "Outstanding" means, as of any Auction Date with respect to shares of MMP, the number of such shares theretofore issued by the Fund except, without duplication, (i) any shares of MMP theretofore cancelled or delivered to the Auction Agent for cancellation or purchased or redeemed by the Fund or as to which a notice of redemption shall have been given by the Fund and funds shall have been deposited to pay the cash redemption price, (ii) any shares of MMP as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of MMP represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

                  "Person" means and includes an individual, a, partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.


                   "Potential Beneficial Owner" has the meaning' set forth on page 9 of this Prospectus.

                   "Potential Holder" has the meaning set forth, on page 66 of this Prospectus.


                  "Preferred Stock" means the preferred stock of the Fund, and includes the MMP.


                   "Rate Multiple" has the meaning set forth on page 71 of this Prospectus.

                   "Rate Period" has the meaning set forth on page 66 of this Prospectus.


                  "Rate Period Days," for any Rate Period consisting of less than four Dividend Periods, means the number of days generally in such Rate Period.


                   "Retroactive Taxable Allocation" has the meaning set forth on page 110 of this Prospectus.

                   "Securities Depository" has the meaning set forth on page 66 of this Prospectus.

                   "Sell Order" has the meaning set forth on page 9 of this Prospectus.


                  "Short-Term Money Market Instruments" mean certain types of instruments which, on the date of purchase or other acquisition thereof by the Fund (or, in the case of certain of the instruments, on the Eligible Asset Evaluation Date), the remaining terms of maturity thereof are not in excess of 90 days.


                   "Special Rate Period" has the meaning set forth on page 66 of this Prospectus.


                  "Submission Deadline" means 1:00 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.


                   "Submitted Bid" has the meaning set forth on page 73 of this Prospectus.

                   "Submitted Sell Order" has the meaning set forth on page 72 of this Prospectus.

                   "Submitted Order" has the meaning set forth on page 72 of this Prospectus.

                   "Subsequent Rate Period" has the meaning set forth on page 66 of this Prospectus.


                  "Substitute Commercial Paper Dealer" means such Substitute Commercial Paper Dealer or Dealers as the Fund may from time to time appoint or, in lieu thereof, their respective affiliates or successors, if such entity is a commercial paper dealer, provided that none of such entities shall be a Commercial Paper Dealer.

                  "Substitute U.S. Government Securities Dealer" means Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates or successors, if such entity is a U.S. Government securities dealer, provided that none of such entities shall be a U.S. Government Securities Dealer.


                   "Sufficient Clearing Bids" has the meaning set forth on page 73 of this Prospectus.

                   "Treasury Rate" has the meaning set forth on page 84 of this Prospectus.

                   "U.S. Government Securities Dealer" means Lehman Brothers Inc., Goldman, Sachs & Co. and Salomon Brothers Inc. or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.


                  "U.S. Treasury Securities" means obligations issued by, and backed by the full faith and credit of, the United States of America which, other than Treasury bills, are not zero coupon securities.

 Until June 28, 2002 (25 days after the effective date of this Prospectus), all dealers effecting transactions in the registered securities, whether or not participating in this distribution, may be required to deliver a Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                   APPENDIX A

                  A description of Moody's and S&P's ratings follows below:

     MOODY'S

         PREFERRED STOCK RATINGS

                  "Aaa" --Preferred stocks which are rated "Aaa" are judged to be of best quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

                  "Aa" --preferred stocks which are rated "Aa" are judged to be of high quality by all standards. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

                  "A" --Preferred stocks which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade. While risks are judged to be somewhat greater than in the "Aaa" and "Aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

                  "Baa" --Preferred stocks which are rated "Baa" are considered as medium-grade obligations (they are neither highly protected nor poorly secured). Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

                  "Ba" --Preferred stocks which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes securities in this class.

                  Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification above in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

         COMMERCIAL PAPER RATINGS

                  The rating Prime-1 (P-l) is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) rated P-1 have a superior ability for repayment of senior short-term debt obligations, and will normally be evidenced by leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

     S & P

         PREFERRED STOCK RATINGS

                  AAA --This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

                  AA --A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

                  A --An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                  BBB --An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category than for issues in the A category.

                  BB  --An  issue  rated  BB  is   regarded,   on  balance,   as
predominantly speculative with respect to the issuer's capacity to repay preferred stock obligations, but has less near-term vulnerability to default than other speculative issues. While such issues will likely have some quality and protective characteristics, these are outweighed by major ongoing uncertainties or risk exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments.

                  To provide more detailed indications of preferred stock quality, the ratings of AA, A, BBB and BB may be modified by the addition of a plus (+) or a minus (-) sign to show the relative standing within the major rating categories.

         COMMERCIAL PAPER RATINGS

                  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

                  A --Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                  This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

                                   APPENDIX B

                               AUCTION PROCEDURES

                  THE FOLLOWING PROCEDURES ARE SET FORTH AS SECTIONS 2 THROUGH 7 OF PART II OF THE INITIAL ARTICLES SUPPLEMENTARY. THE TERMS NOT DEFINED BELOW ARE DEFINED IN THE GLOSSARY OR IN THE FOREPART OF THIS PROSPECTUS, EXCEPT THAT THE TERM "CORPORATION" AS USED HEREIN SHALL MEAN THE FUND.

                  2. ORDERS OF EXISTING HOLDERS AND POTENTIAL HOLDERS. (a) Prior to the Submission Deadline on each Auction Date:

                      (i) each Beneficial Owner of shares of MMP subject to an Auction on such Auction Date may submit to its Broker-Dealer by telephone or otherwise information as to:

                           (A) the number of Outstanding  shares, if any, of MMP
                  held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Rate Period;

                           (B) the number of Outstanding  shares, if any, of MMP
                  which such Beneficial Owner offers to sell if the Applicable Rate for the next succeeding Rate Period shall be less than the rate per annum specified by such Beneficial Owner; and/or

                           (C) the number of Outstanding  shares, if any, of MMP
                  held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for such shares for the next succeeding Rate Period;

     and

                      (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of Outstanding shares, if any, of MMP which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for such shares for the next succeeding Rate Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.

     For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A),(i) (B), (i) (C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial

Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i) (A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i) (B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i) (C) of this subparagraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

                      (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of MMP subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                           (A) the number of Outstanding shares of MMP specified
                  in such Bid if the Applicable Rate for such shares of MMP determined on such Auction Date shall be less than the rate specified therein;

                           (B) such  number or a lesser  number  of  Outstanding
                  shares of MMP to be determined as set forth in clause (iv) of paragraph (a) of Section 5 below if the Applicable Rate for such shares of MMP determined on such Auction Date shall be equal to the rate specified therein; or

                           (C) the number of outstanding shares of MMP specified
                  in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of MMP, or such number or a lesser number of Outstanding shares of MMP to be determined as set forth in clause (iii) of paragraph (b) of Section 5 below if the rate specified therein shall be higher than the Maximum Rate for shares of MMP and Sufficient Clearing Bids do not exist.

                      (ii) A Sell Order by a Beneficial Owner, or an Existing Holder of shares of MMP subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                           (A) the number of Outstanding shares of MMP specified
                  in such Sell Order; or

                           (B) such  number or a lesser  number  of  Outstanding
                  shares of MMP as set forth in clause (iii)of  paragraph (b) of
                  Section 5 below if Sufficient Clearing Bids do not exist.

                      (iii) A Bid by a Potential Beneficial Owner or a Potential Holder of shares of MMP subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                           (A) the number of Outstanding shares of MMP specified
                  in such Bid if the Applicable Rate for shares of MMP determined on such Auction Date shall be higher than the rate specified therein; or

                           (B) such  number or a lesser  number  of  Outstanding
                  shares of MMP as set forth in clause (v) of  paragraph  (a) of
                  Section 5 below if the Applicable Rate for shares of MMP determined on such Auction Date shall be equal to the rate specified therein.

                      (c) No Order for any number of shares of MMP other than whole shares shall be valid.

                  3.  SUBMISSION OF ORDERS BY  BROKER-DEALERS  TO AUCTION AGENT.
(a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of MMP subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Corporation) as an Existing Holder in respect of shares of MMP subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares of MMP subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for shares of MMP:

                      (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Corporation);

                      (ii) the aggregate number of shares of MMP that are the subject of such Order;

                      (iii) to the extent that such Bidder is an Existing Holder of shares of MMP:

                           (A) the number of shares,  if any,  of MMP subject to
                  any Hold Order of such Existing Holder;

                           (B) the number of shares,  if any,  of MMP subject to
                  any Bid of such Existing Holder and the rate specified in such Bid; and

                           (C) the number of shares,  if any,  of MMP subject to
                  any Sell Order of such Existing Holder; and

                      (iv) to the extent such Bidder is a Potential Holder of shares of MMP, the rate and number of shares of MMP specified in such Potential Holder's Bid.

                  (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

                  (c) If an Order or Orders covering all of the Outstanding shares of MMP held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of MMP held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of MMP held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than the Minimum Rate Period, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of MMP held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

                  (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding shares of MMP subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                      (i) all Hold Orders for shares of MMP shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of MMP held by such Existing Holder, and if the number of shares of MMP subject to such Hold Orders exceeds the number of Outstanding shares of MMP held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of MMP held by such Existing Holder;

                      (ii) (A) any Bid for shares of MMP shall be considered valid up to and including the excess of the number of Outstanding shares of MMP held by such Existing Holder over the number of shares of MMP subject to any Hold Orders referred to in clause (i) above;

                           (B) subject to subclause (A), if more than one Bid of
                  an Existing Holder, for shares of MMP is submitted to the Auction Agent with the same rate and the number of Outstanding shares of MMP subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of MMP subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of MMP equal to such excess;

                           (C) subject to  subclauses  (A) and (B), if more than
                  one Bid of an Existing Holder for shares of MMP is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                           (D) in any such event,  the  number,  if any, of such
                  Outstanding shares of MMP subject to any portion of Bids considered not valid in whole or in part under this clause
                  (ii) shall be treated as the subject of a Bid for shares of MMP by or on behalf of a Potential Holder at the rate therein specified; and

                      (iii)  all  Sell   Orders  for  shares  of  MMP  shall  be
         considered valid up to and including the excess of the number of Outstanding shares of MMP held by such Existing Holder over the sum of shares of MMP subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

                  (e) If more than one Bid for one or more shares of MMP is submitted to the Auction Agent by or on behalf of any potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

                  (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

                  4. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE. (a) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine:

                      (i) the excess of the number of Outstanding shares of MMP over the number of Outstanding shares of MMP subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available MMP");

                      (ii)  from the Submitted Orders whether:

                           (A) the number of  Outstanding  shares of MMP subject
                  to Submitted Bids of potential Holders specifying one or more rates equal to or lower than the Maximum Rate;

                           exceeds or is equal to the sum of:

                           (B) the number of  Outstanding  shares of MMP subject
                  to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate; and

                           (C) the number of  Outstanding  shares of MMP subject
                  to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of MMP in subclauses (B) and (C) above is each zero because all of the Outstanding shares of MMP are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids"); and

                      (iii) if Sufficient Clearing Bids exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate") which if:

                           (A) (I) each such  Submitted Bid of Existing  Holders
                  specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of MMP that are subject to such Submitted Bids; and

                           (B) (I) each such Submitted Bid of Potential  Holders
                  specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted, thus requiring such Potential Holders to purchase the shares of MMP that are the subject of such Submitted Bids;

         would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of MMP which, when added to the number of Outstanding shares of MMP to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available MMP.

                  (b) Promptly after the Auction Agent has made the determinations pursuant to subparagraph (a) of this Section 4, the Auction Agent shall advise the Corporation of the Maximum Rate for the shares of MMP for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for the next succeeding Rate Period thereof as follows:

                      (i) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate so determined;

                      (ii) if Sufficient Clearing Bids do not exist (other than because all of the Outstanding shares of MMP are subject to Submitted Hold Orders), that the

         Applicable Rate for such shares for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for such shares; or

                      (iii) if all of the Outstanding shares of MMP are subject to Submitted Hold Orders, that the Applicable Rate for the next succeeding Rate Period thereof shall be equal to (A) the product of (I) either (a) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of less than four Dividend periods or (b) the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period consists of four or more Dividend Periods, and (II) one minus the maximum marginal regular Federal income tax rate generally applicable to corporations (currently 35%), divided by (B) one minus the product of (1) one minus the Dividends Received Deduction rate and (2) the maximum marginal regular Federal income tax rate generally applicable to corporations (rounded up to the next highest one thousandth (.001) of 1%); provided, however, that if the Corporation has notified the Auction Agent that any portion of the dividend to be paid on the shares of MMP is expected to be ineligible for the Dividends Received Deduction in such Rate Period, or characterizes any portion of the dividend to be paid in such Rate Period on. such shares as constituting a return of capital, the Applicable Rate in respect of that portion of the dividend on shares of MMP for such Rate Period that represents such ineligible amount shall be the rate described in the preceding clause (A) (I) (a) or (A) (I)
         (b), as applicable.

                  5. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES. Existing Holders shall continue to hold the shares of MMP that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 4 above, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

                  (a) If Sufficient Clearing Bids for shares of MMP have been made, all Submitted Sell Orders shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 5, Submitted Bids shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for such shares shall be rejected:

                      (i) Existing Holders' Submitted Bids for shares of MMP specifying any rate that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the shares of MMP subject to such Submitted Bids;

                      (ii) Existing Holders' Submitted Bids for shares of MMP specifying any rate that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding shares of MMP subject to such Submitted Bids;

                      (iii) Potential Holders' Submitted Bids for shares of MMP specifying any rate that is lower than the Winning Bid Rate shall be accepted;

                      (iv) each Existing Holder's Submitted Bid for shares of MMP specifying a rate that is equal to the Winning Bid Rate shall be rejected, thus entitling such Existing Holder to continue to hold the shares of MMP subject to such Submitted Bid, unless the number of Outstanding shares of MMP subject to all such Submitted Bids shall be greater than the number of shares of MMP ("remaining shares") in the excess of the Available MMP over the number of shares of MMP subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph
         (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold shares of MMP subject to such Submitted Bid, but only in an amount equal to the number of shares of MMP obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding shares of MMP held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of MMP subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate; and

                      (v) each Potential Holder's Submitted Bid for shares of MMP specifying a rate that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of shares of MMP obtained by multiplying the number of shares in the excess of the Available MMP over the number of shares of MMP subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding shares of MMP subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of MMP subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for such shares; and

                  (b) If Sufficient Clearing Bids for shares of MMP have not been made (other than because all of the Outstanding shares of MMP are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this
Section 5, Submitted Orders for such shares shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                      (i) Existing Holders' Submitted Bids for shares of MMP specifying any rate that is equal to or lower than the Maximum Rate for such shares shall be rejected, thus entitling such Existing Holders to continue to hold the shares of MMP subject to such Submitted Bids;

                      (ii) Potential Holders' Submitted Bids for shares of MMP specifying any rate that is equal to or lower than the Maximum Rate for such shares shall be accepted, thus requiring the Potential Holder to purchase shares of MMP that are the subject of such Submitted Bids; and

                      (iii) Each Existing Holder's Submitted Bid for shares of MMP specifying any rate that is higher than the Maximum Rate of such shares and the Submitted Sell Orders for shares of MMP of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of MMP subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of MMP obtained by multiplying the number of shares of MMP subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of MMP held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of MMP subject to all such Submitted Bids and Submitted Sell Orders.

                  (c) If all of the Outstanding shares of MMP are subject to Submitted Hold Orders, all Submitted Bids for such shares shall be rejected.

                  (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of MMP on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of shares of MMP to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of MMP.

                  (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 5, any Potential Holder would be entitled or required to purchase less than a whole share of MMP on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of MMP for purchase among Potential Holders so that only whole shares of MMP are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing shares of MMP on such Auction Date.

                  (f) Based on the results of each Auction for shares of MMP, the Auction Agent shall determine the aggregate number of shares of MMP to be purchased and the aggregate number of shares of MMP to be sold by Potential
Holders and Existing Holders and, with respect to each Potential Holder or Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, shares of MMP.

                  6. NOTIFICATION OF ALLOCATIONS. Whenever the Corporation expects to allocate any net capital gains or other income ineligible for the Dividends Received Deduction to any dividend on shares of MMP, or to characterize any portion of the dividend to be paid on such shares as constituting a return of capital, the Corporation may, but shall not be required to, notify the Auction Agent of the amount estimated to be so allocated not less than six Business Days preceding the Auction Date on which the

Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Corporation, it will in turn notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its Beneficial Owners and Potential Beneficial Owners believed to be interested in submitting an Order in the Auction to be held on such Auction Date.


                   MISCELLANEOUS. (a) To the extent permitted by applicable law, Board of Directors may interpret or adjust the provisions of the Articles Supplementary to resolve any inconsistency or ambiguity or to remedy any formal defect.

                                   APPENDIX C

                              SETTLEMENT PROCEDURES

                  Capitalized terms used herein have the respective meanings specified in the forepart of this Prospectus or the Glossary, as the case may be.

                  (a) On each Auction Date for shares of MMP, the Auction Agent shall notify by telephone the Broker-Dealers that participated in the Auction for such shares held on such Auction Date and submitted an Order to the Auction Agent for such shares as or on behalf of an Existing Holder or Potential Holder of:

                      (i) the Applicable Rate for such shares fixed for the next succeeding Rate Period of such shares;

                      (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate for such shares;

                      (iii) if such Broker-Dealer submitted a Bid or a Sell Order to the Auction Agent for such shares as or on behalf of an Existing Holder, whether such Bid or Sell Order was accepted or rejected, in whole or in part, and the number of shares, if any, of MMP then outstanding to be sold by such Existing Holder;

                      (iv) if such Broker-Dealer submitted a Bid to the Auction Agent for such shares as or on behalf of a Potential Holder, whether such Bid was accepted or rejected, in whole or in part, and the number of shares, if any, of MMP to be purchased by such Potential Holder;

                      (v) if the aggregate number of shares of MMP to be sold by all Existing Holders with respect to whom such Broker-Dealer submitted Bids or Sell Orders to the Auction Agent for such shares is different than the aggregate number of shares of MMP to be purchased by all Potential Holders with respect to whom such Broker-Dealer submitted Bids to the Auction Agent for such shares, the name or names of one or more other Broker-Dealers (and the Agent Member, if any, of each such other Broker-Dealer) and the number of shares of MMP to be (x) purchased from one or more Existing Holders with respect to whom such other Broker-Dealers submitted Bids or Sell Orders to the Auction Agent for such shares, or (y) sold to one or more Potential Holders with respect to whom such other Broker-Dealers submitted Bids to the Auction Agent for such shares; and

                      (vi) the scheduled Auction Date of the next succeeding Auction for such shares.

                  (b) On each Auction Date for any shares of MMP, each Broker-Dealer that submitted an Order to the Auction Agent for such shares as or on behalf of any Existing Holder or Potential Holder shall:

                      (i) advise each Existing Holder and Potential Holder (and each Beneficial Owner and Potential Beneficial Owner) with respect to whom such Broker-Dealer submitted a Bid or Sell Order to the Auction Agent for such shares whether such Bid or Sell Order was accepted or rejected, in whole or in part;

                      (ii) instruct each Potential Holder (and each Potential Beneficial Owner) with respect to whom such Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted, in whole or in part, to instruct such Bidder's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of shares of MMP to be purchased pursuant to such Bid against receipt of such shares;

                      (iii) instruct each Existing Holder (and each Beneficial Owner) with respect to whom such Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted, in whole or in part, or a Sell Order for such shares that was accepted, in whole or in part, to instruct such Bidder's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of shares of MMP to be sold pursuant to such Bid or Sell Order against payment therefor;

                      (iv) advise each Existing Holder (and each Beneficial Owner) with respect to whom such Broker-Dealer submitted an Order to the Auction Agent for such shares and each Potential Holder (and each Beneficial Owner) with respect to whom such Broker-Dealer submitted a Bid to the Auction Agent for such shares of the Applicable Rate for such shares for the next succeeding Rate Period of such shares;

                      (v) advise each Existing Holder (and each Beneficial Owner) with respect to whom such Broker-Dealer submitted an Order to the Auction Agent for such shares of the Auction Date of the next succeeding Auction for such shares; and

                      (vi) advise each Potential Holder (and each Potential Beneficial Owner) with respect to whom such Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted, in whole or in part, of the Auction Date of the next succeeding Auction for such shares.

                  (c) On the basis of the information provided to it pursuant to paragraph (a) above, each Broker-Dealer that submitted a Bid or Sell Order to the Auction Agent for any shares of MMP shall allocate any funds received by it (or its Agent Member) in respect of such shares pursuant to paragraph (b) (ii) above and any shares of MMP received by it (or its Agent Member) pursuant to paragraph (b) (iii) above among the Potential Holders and Potential Beneficial Owners, if any, with respect to whom such Broker-

Dealer submitted Bids to the Auction Agent for such shares, the Existing Holders and Beneficial Owners, if any, with respect to whom such Broker-Dealer submitted Bids or Sell Orders to the Auction Agent for such shares, and any Broker-Dealers identified to it by the Auction Agent pursuant to paragraph (a) (v) above.

                  (d) On the Business Day after the Auction Date, the Securities Depository shall execute the transactions described above, debiting and crediting the accounts of the respective Agent Members as necessary to effect the purchases and sale of shares of MMP as determined in the Auction for such shares.

------------------------------------------------

     No dealer, salesperson or other individual has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Underwriter. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any security other than the shares of MMP offered by this Prospectus, nor does it constitute an offer to sell or a solicitation of an offer to buy the shares of MMP by anyone in any jurisdiction in which such offer or solicitation would be unlawful. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof.
If any material change occurs while this Prospectus is required by law to be delivered, however, this Prospectus will be supplemented or amended accordingly.


                    ------------

                 TABLE OF CONTENTS



Available Information..........................1
Prospectus Summary.............................2
Financial Highlights..........................17
The Fund......................................19
Use of Proceeds...............................19
Capitalization................................20
Portfolio Composition.........................21
Investment Objective and Policies.............21
Investment Restrictions.......................54
Management of the Fund........................56
Principal Stockholders........................63
Portfolio Transactions........................63
Net Asset Value...............................64
The Auction...................................65
Description of MMP............................77
Description of Common Stock..................101
Tax Matters..................................103
Repurchase of Common Stock and Tender Offers;
   Conversion to Open-End Fund...............111
Certain Provisions of the Articles of
   Incorporation.............................113
Custodian, Transfer Agent, Dividend-Paying
   Agent and Registrar and Redemption
   Agent.....................................114
Underwriting.................................115
Legal Matters................................115
Reports to Shareholders......................116
Experts......................................116
Glossary.....................................117
Appendix A...................................A-1
Appendix B...................................B-1
Appendix C...................................C-1


================================================


                  $22,500,000




              PREFERRED INCOME FUND
                  INCORPORATED




                  225 SHARES
                  MONEY MARKET
           CUMULATIVE PREFERRED STOCK







               ------------------
                   PROSPECTUS

                 June 4, 2002
               ------------------

               LEHMAN BROTHERS